UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05782
PNC Funds, Inc.

(Exact name of registrant as specified in charter)
Two Hopkins Plaza
Baltimore, MD 21201

(Address of principal executive offices) (Zip code)
Jennifer E. Spratley
Two Hopkins Plaza
Baltimore, MD 21201

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-551-2145
Date of fiscal year end: May 31
Date of reporting period: November 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Table of Contents

President’s Message	1
Management’s Discussion of Fund Performance	4
Semi-Annual Report to Shareholders
Schedule of Portfolio Investments
Prime Money Market Fund	25
Government Money Market Fund	27
Tax-Exempt Money Market Fund	29
Capital Opportunities Fund	33
International Equity Fund	36
Diversified Real Estate Fund	41
Limited Maturity Bond Fund	43
Total Return Bond Fund	46
Maryland Tax-Exempt Bond Fund	49
Tax-Exempt Limited Maturity Bond Fund	52
National Tax-Exempt Bond Fund	55
Investment Abbreviations	58
Statements of Assets and Liabilities	60
Statements of Operations	64
Statements of Changes in Net Assets	66
Financial Highlights	71
Notes to Financial Statements	82
Approval of the Sub-Advisory Agreement for Capital Opportunities Fund	95
Shareholder Expense Example	96
This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.
Shares of PNC Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by The PNC Financial Services Group, Inc., its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.
The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.
Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.
PNC Fund Distributor, LLC serves as the Funds’ distributor.
In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Funds’ investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Funds have no obligation to update or revise forward-looking statements.

PNC Funds, Inc.
Shareholder Update and Semi-Annual Report
November 30, 2008
A Message from the President
Dear Shareholders:
This semiannual report for PNC Funds, Inc. covers what virtually all agree was one of the most challenging and volatile periods ever for investors. This report provides a detailed review of the markets, the portfolios and our management strategies. Also included are financial statements and a schedule of portfolio investments listing securities held as of November 30, 2008 for each of the PNC Mutual Funds.
Given the extraordinary developments in the financial markets over the six-month period, we at PNC Capital Advisors, Inc. are pleased to be able to assure you, our shareholders, on several fronts.
•	First and foremost, while the Funds’ absolute performance during the semiannual period was certainly disappointing, six of the eight equity and fixed income PNC Mutual Funds outperformed their respective benchmark index and/or Lipper peer group or Morningstar category for the six months ended November 30, 2008. This is limited solace, perhaps, given the losses experienced by all of the PNC Mutual Funds, but it is also testament to the portfolio managers’ emphasis on both risk management and investment opportunity.
•	We maintained our strong business relationships with top-line asset managers such as Morgan Stanley, Artio Global, Delaware Management and Boyd Watterson and continued to draw on the proven experience of several of our own PNC portfolio managers.
•	We continue to believe that by offering the opportunity to diversify your investments among a wide array of equity, taxable and tax-exempt fixed income and money market mutual funds, PNC Capital Advisors, Inc. may help you and your adviser fulfill your individual asset allocation objectives.
On the following pages, each of the portfolio managers discusses the management of his or her Fund over the semiannual period. The conversations highlight key factors influencing recent performance of the Funds. For your convenience, those Funds with similar objectives and strategies have been combined into one discussion. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the six-month period.
* * *
Economic Review
The day after the close of the semiannual period, a committee of economists at the private National Bureau of Economic Research declared that the U.S. entered into a recession in December 2007, and it was downhill from there. Clearly, it was the six months ended November 30, 2008 that brought the most bad news. Real Gross Domestic Product (“GDP”) increased 2.8% in the second quarter of 2008 before decreasing at an annual rate of 0.5% in the third quarter of 2008. The decrease in real GDP in the third quarter primarily reflected a sharp downturn in personal consumption expenditures, a deceleration in exports, a smaller decrease in imports, and decelerations in nonresidential structures and in state and local government spending. Notable offsets were an upturn in inventory investment and an acceleration in federal government spending. Further impacting the economy was nonfarm payroll growth, which fell dramatically over the semiannual period. The unemployment rate rose to 6.7% in November 2008, up significantly from the 5.5% rate just six months earlier. In the month of November alone, nonfarm payrolls contracted by 533,000 jobs, the worst decline since December 1974. Factory orders dropped, and the service sector continued to shrink. Automakers were seeking billions of dollars in bailout money. November’s retail figures were the worst they have been in 35 years.
Making the most headlines, perhaps, was the panic that ensued in the final months of the period, as the specter of a complete collapse of the global financial system and a global recession became a possibility. In mid-September, Lehman Brothers declared bankruptcy followed by Washington Mutual. Fannie Mae, Freddie Mac and AIG were taken over by the U.S. government. Merrill Lynch was forced to merge with Bank of America. Wachovia sold itself to Wells Fargo. Goldman Sachs and Morgan Stanley converted themselves into commercial banks, seeking the relative safety of deposit capital. Governments worldwide began to intervene with rescue packages for their own financial institutions. The Federal Reserve Board (the “Fed”) also lowered the targeted federal funds rate twice more during the period, bringing it to 1.00%. The last time the targeted federal funds rate was as low as 1.00% was in June 2003. The U.S. Treasury implemented a $700 billion Troubled Asset Relief Program to provide needed liquidity to the U.S. financial system. Toward the end of November, the Treasury and the Fed unveiled a pair of additional programs intended to provide $800 billion to help unfreeze consumer lending.
On the somewhat more positive side, corporate earnings of non-financial companies actually remained relatively healthy though much of the period, though there was little doubt by the end of the period that forward earnings were likely going to deteriorate. Domestic profits of non-financial corporations increased $47.9 billion in the third quarter of 2008, in contrast to a decrease of $4.2 billion in the second. Domestic profits of financial corporations, on the other hand, decreased $61.6 billion in the third quarter, compared with a decrease of $31.0 billion in the second. Corporate profits from foreign affiliates of U.S. companies decreased just $0.9 billion in the third quarter, compared with a decrease of $25.0 billion in the second. Also, inflation became less of a concern, at least for now. Oil prices declined dramatically, from approximately $127 per barrel at the end of May 2008 to just over $51 per barrel at the end of November 2008. In turn, the Consumer Price Index decreased to an annualized rate of 1.1% at the end of the semiannual period, compared to 4.2% at the end of May 2008. Core inflation, which excludes food and energy prices, stood at a 2.0% annualized rate.
Equities
Virtually all of the major U.S. equity indices declined dramatically during the six months ended November 30, 2008, and volatility soared, as the U.S. equity markets reacted to the litany of bad economic news. Equity markets were characterized by negativity virtually throughout, and especially from September on. Investor concerns were fostered by rising unemployment and a still-fragile housing market as well as by continued financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was weakening and moving into a recession, characterized by a waning consumer and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions either went bankrupt or were taken over by the government. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.
For the semiannual period, all equity investment styles and capitalization ranges generated steep double-digit declines. Small-cap and large-cap stocks performed virtually in line with each other, while mid-cap stocks lagged even further behind. The market favored the value style over the growth style of investing by a notable margin across the capitalization spectrum for the six-month period.
International equity markets overall, as measured by the MSCI EAFE Index, posted dismal results for the semi-annual period, underperforming their U.S. equity counterparts by a significant margin. The sharp declines were widespread, experienced across market capitalizations and geographic regions, as the economic fallout from the widespread financial crisis became increasingly apparent to investors. Indeed, the global economic slowdown gripped both developed and developing countries and also dashed any hope of decoupling the U.S. economic slowdown from the emerging markets. The global economic malaise was amplified by the credit crisis that quickly spread from the U.S. to Europe and parts of Asia. Among the markets constituting the MSCI EAFE Index, all declined, with Austria and Ireland being the worst performers. Switzerland and Japan were the best performing markets, each declining less than the index. In contrast to the prior fiscal period, the emerging equity markets as a whole significantly underperformed the developed equity markets during the six months ended November 30, 2008, swept up by the broad brush of heightened investor risk aversion
Fixed Income
Overall, returns from the fixed income markets for the semiannual period reflected the worsening economic conditions. A class flight to quality seized the bond market with enhanced vigor, as investor aversion to risk reached new heights. This caused U.S. Treasury yields to decline quite sharply. For the six months ended November 30, 2008, two-year Treasury yields fell 1.62% to a level of 0.98%, 10-year Treasury yields dropped 1.08% to a level of 2.92%, and 30-year Treasury yields declined 1.23% to a level of 3.45%.
U.S. Treasury returns, then, dominated bond market performance, reflecting the flight to quality with strong single-digit returns. Government agencies and mortgage-backed securities (MBS) were the only others sectors with positive returns, though returns in these sectors were only about half of what Treasuries posted. Corporate bonds and asset-backed securities (ABS) generated negative returns in the low double-digits, and the commercial mortgage-backed securities (CMBS) sector lost nearly a third of its value. Emerging market debt and high-yield corporate bonds, which are not included in the Barclays Capital US Aggregate Index, posted the worst returns for the period. Overall, high-quality issues dramatically outperformed low-quality issues, and, in general, shorter maturities outperformed longer maturities. Long-dated Treasuries, however, posted the strongest returns—nearly 25% for the six-month period.
The tax-exempt bond market overall significantly outperformed the equity markets but lagged the taxable bond market for the semiannual period, as difficulty in the global fixed income markets seeped into the municipal market, albeit in a different form. While the credit quality of the U.S. tax-exempt market generally remained in excellent condition compared to other fixed income classes, the lack of liquidity in the financial system left its mark.
Money Markets
The most significant factors affecting the money markets were dramatic action by the Fed, increasing weakness in economic growth, the intensifying global financial crisis and the resulting liquidity freeze.
* * *
Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. In a six-month period like the one ended November 30, 2008, such a perspective is especially important. By resisting real yet what are admittedly emotional urges and staying invested in assets allocated based on your individual goals, you may lessen the effects of severe corrections, such as that experienced this period, and keep time on your side.
We thank you for being a part of the PNC Mutual Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.
Best Regards,
Kevin A. McCreadie
President, PNC Funds, Inc.
President and Chief Investment Officer,
PNC Capital Advisors, Inc.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance
November 30, 2008
Portfolio Highlights
(Unaudited)
On November 30, 2008, the Prime Money Market Fund had net assets invested in a diversified portfolio of:

Commercial Paper	49.0%
Repurchase Agreements	12.2%
Certificates of Deposit	13.2%
Corporate Bonds	10.0%
Money Market Funds	8.5%
U.S. Government Agency Securities	7.1%
100.0%
Portfolio Highlights
(Unaudited)
On November 30, 2008, the Government Money Market Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	72.8%
Repurchase Agreements	19.1%
Money Market Funds	8.1%
100.0%
Portfolio Highlights
(Unaudited)
On November 30, 2008, the net assets of the Tax-Exempt Money Market Fund were diversified into the following states (only the top 10 are listed):

Texas	13.5%
Massachusetts	8.3%
New York	6.5%
Ohio	6.1%
Nevada	5.4%
Michigan	4.7%
Maryland	4.5%
Virginia	4.1%
Illinois	4.0%
Pennsylvania	3.8%
Other	39.1%
100.0%
An interview with:
Kelley Brunssen, Adam Hynes and Team
Portfolio Managers, Prime Money Market Fund and Government
Money Market Fund
PNC Capital Advisors, Inc.
Adam Mackey, Amy Carcione and Team
Portfolio Managers, Tax-Exempt Money Market Fund
PNC Capital Advisors, Inc.
What factors affected the money markets during the semiannual period?
The semiannual period ended November 30, 2008 was one filled with unprecedented events, as dramatic action by the Federal Reserve Board (the Fed), increasing weakness in economic growth, the intensifying global financial crisis and the resulting liquidity freeze had great effect on both the taxable and tax-exempt money markets.
As the one-year anniversary of the current liquidity crisis approached early in the Funds’ semiannual reporting period, the money markets seemed to be operating normally. In that same sense of status quo, after a total of 3.25% in tightening of the targeted federal funds rate since September 2007, the Fed voted to keep the rate at 2.00% at its June 2008 meeting. Soon after that, however, indicators of heightened turmoil began to surface. In mid-July, the Federal Deposit Insurance Corporation (FDIC) placed IndyMac Bank in conservatorship, marking the largest depository institution failure since the early 1980s. Fannie Mae and Freddie Mac continued to struggle, and Congress passed legislation establishing a new regulator, the Federal Housing Finance Agency. Throughout July and August, the spread1 between LIBOR2 and the targeted federal funds rate remained elevated, indicating a growing reliance on short-term funding and a fear that firms were not addressing their exposure to distressed securities. Due to elevated LIBOR levels, floating rate notes indexed to one-month or three-month LIBOR provided a good alternative for money market funds compared to one-month or three-month discount notes. A widening in agency security spreads provided further opportunities for money market funds.
As the end of August approached, concerns mounted about investment bank earnings and the funding needs of financial institutions. In early September, the U.S. government placed both Freddie Mac and Fannie Mae in conservatorship. Later in the month, we witnessed the bankruptcy filing of Lehman Brothers, Bank of America’s acquisition of Merrill Lynch, the establishment of an emergency liquidity line for AIG by the Fed and the U.S. Treasury, and the FDIC-orchestrated mergers of Washington Mutual and Wachovia. Yields on Treasury bills

[1]	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

[2]	London interbank offered rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
November 30, 2008
plummeted in a massive flight to quality by investors. Discount note inventory with maturities of three months or less disappeared. Collateral for overnight repurchase agreements dried up, and offerings for same-day settlement were scarce.
At the same time, concerns about money market fund exposure to troubled financials precipitated sizable withdrawals, particularly by large institutional investors. The Reserve Primary Fund became the first money market fund in 14 years to “break the buck” when its net asset value (NAV) per share dropped below $1. Some fund managers turned to their parent companies to help provide liquidity, while others suspended redemptions. In an effort to slow outflows from primary funds and restore confidence in the $3.4 trillion money market sector, the U.S. Treasury Department announced a temporary guarantee program for U.S. 2(a)-7 SEC-registered money market funds.
Several other initiatives were subsequently put in place to help alleviate the stress on the financial markets broadly and the money markets in particular. The Fed announced the Commercial Paper Funding Facility (CPFF) on October 7. The CPFF provides liquidity to U.S. issuers of both unsecured commercial paper and asset-backed commercial paper through a special purpose vehicle (SPV). The SPV purchases three-month paper from eligible issuers with funding provided by the Federal Reserve Bank of New York (FRBNY). The CPFF met with strong demand, with $145 billion lent in its first three days. The Fed also announced the creation of the Money Market Investor Funding Facility (MMIFF). The MMIFF allows 2(a)-7 SEC-registered money market funds to sell eligible assets with maturities of 90 days or less to SPVs financed by the FRBNY through cash and the issuance of asset-backed commercial paper.
Then, on October 8, 2008, as part of a global effort to ease monetary conditions, the Fed unexpectedly stepped in, lowering the targeted federal funds rate by 0.50% to 1.50%. The Bank of Canada, the Bank of England, the European Central Bank, Sveriges Riksbank and the Swiss National Bank each announced reductions in policy interest rates as well. At the Fed’s next scheduled meeting on October 29, it voted to reduce the targeted federal funds rate by an additional 0.50%, bringing the benchmark rate to 1.00%. Also during October, the Securities & Exchange Commission (SEC) issued a No-Action Letter, which temporarily allows money market funds to substitute amortized cost for market value for certain securities when calculating market-based NAV. The FDIC announced the Temporary Liquidity Guarantee Program (TLGP), guaranteeing newly issued senior, unsecured three-year debt of banks, thrifts and certain holding companies.
As this liquidity crisis developed, one-month LIBOR rates jumped from 2.49% on September 15 to a high of 4.59% on October 10 before moving to a low of 1.395% on November 21, 2008. Three-month LIBOR rose to a high of 4.82% on October 10 before declining to a low of 2.13% on November 12. Overnight LIBOR experienced even greater volatility, trading in a nearly 5.00% range during September, then reaching a high of 6.875% on September 30 and a low of 0.32% on November 5. Commercial paper rates moved in tandem with LIBOR, as demands for liquidity by fund managers and increasing risk aversion shortened funding for many asset-backed commercial paper issuers and spreads to LIBOR widened.
The LIBOR yield curve ended the semiannual period on November 30 with a spread between 1-month LIBOR and 12-month LIBOR of 86.5 basis points (a basis point is 1/100th of one percentage point) compared to a spread of 70.5 basis points at the start of the period six months earlier. The spread was very volatile during the period reaching a low on October 13, 2008 of -42.8 basis points and a high on November 13 of 142.75 basis points.
Within the tax-free money market area, extreme dislocation of the variable-rate demand obligation (VRDO) market also had a major impact, driven primarily by Lehman Brothers’ failure in September and select technical factors. The BMA Index,3 which is the market benchmark for short-term, tax-exempt rates, averaged 2.30% for the semiannual period, having reached a high of 7.96% on September 24. Between September 17 and October 22, when the financial system was in fear of near total collapse and major institutions were declaring bankruptcy, forced to merge or being taken over by the U.S. government, the BMA Index averaged 4.90%.

[3]	The Bond Market Association (BMA) Municipal Swap Index (“BMA Index,” formerly PSA) is a market basket index of over 200 active high-grade, governmental, tax-exempt, variable rate demand obligation bonds with weekly interest resets.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
November 30, 2008
Another related factor that impacted the tax-exempt fixed income market during the period was the grinding to a halt of the tax-exempt note market during September and October, as the liquidity crunch hit hard. The commercial paper market also experienced extreme dislocation during the period, as issuers were not able to issue commercial paper because investors were unwilling to finance any fixed-rate product that was illiquid or longer than seven days in maturity.
As the Fed reduced the targeted federal funds rate by 1.00% over the six-month period, the one-year Municipal Market Daily (MMD) AAA scale declined 72 basis points, ending November at 1.05%. Virtually all market participants had grown fearful, as banks began to fail and the certainty of money market funds maintaining a $1 per share net asset value became unclear. Many tax-exempt money market funds began to look for other instruments with high liquidity in which to invest, such as agency discount notes, Treasury bills and just plain old cash.
How did you manage the money market funds during the semiannual period?
Throughout the semiannual period, money market investors remained principally concerned with safety and preserving liquidity given the volatile conditions just described. It is especially important to note, then, that Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund each maintained a stable net asset value throughout the semiannual period. Also, in all three Funds, we kept a greater than usual liquidity position beginning in mid-September through October as a defensive measure given liquidity concerns in the broader money market and the effect of those concerns on other money market funds. As an additional measure of safety and conservative management, on October 1, 2008, the Board of Directors of PNC Funds, Inc. approved the participation by Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.
Prime Money Market Fund maintained a maximum exposure of 25% of its net assets to asset-backed commercial paper (ABCP) during the semiannual period. The highest-rated ABCP was yielding 25 basis points more than unsecured commercial paper at the start of the period and ended yielding approximately 48 basis points more. That said, there was much volatility in the spread between 1-month ABCP and 1-month unsecured commercial paper toward the end of the period. The spread reached a low of 5 basis points on October 1 and a high of 139 basis points on October 22. The Fund’s exposure to ABCP throughout the period was limited to those names we considered to be conservatively managed, appropriately diversified and of the highest quality—specifically, programs sponsored by and/or supported by large global financial institutions receiving one of the two highest credit ratings available. Indeed the Fund’s concentration in first-tier securities helped us manage risk during these volatile months. Prime Money Market Fund also increased its holdings in agency securities during this period, as demand for commercial paper declined.
In Government Money Market Fund, we increased its allocation to floating rate notes tied to one-month or three-month LIBOR, as these notes outperformed comparable one-month or three-month discount notes given the extreme movement and dislocation in LIBOR rates over the semiannual period. At the start of the period, 1-year discount notes were yielding 46 basis points more than 1-month discount notes. This spread reached a low during the period of -1 basis point on September 15 and then began to steepen, reaching a high of 220 basis points on October 1. Indeed, from September 15 through November 30, the spread between 1-month and 1-year discount notes was quite volatile. We concentrated buying in the one- to three-month area for the first half of the semiannual period and again concentrated at this shorter end of the yield curve toward the end of the period. When agency security spreads widened, we took advantage of the opportunity to add yield through longer maturity agency securities, thereby lengthening the Fund’s average maturity a bit. We maintained a higher than typical overnight liquidity position for much of the period.
In Tax-Exempt Money Market Fund, we sought to mitigate risk by increasing exposure to banks that we are confident will continue to be ongoing solid institutions. To improve and increase the Fund’s liquidity profile, we reduced its weighted average maturity from 51 days at May 31, 2008 to 33 days at November 30, 2008. We were able to reduce the Fund’s weighted average maturity by decreasing its exposure to commercial paper and increasing its allocation to daily variable rate paper.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
November 30, 2008
We implemented other defensive strategies during this semiannual period as well. In September, we enacted a strategy, described in full in Tax-Exempt Money Market Fund’s prospectus, whereby the Fund leaves cash at the custodian in non-interest bearing cash. We held up to 10% of the Fund’s net assets in non-interest bearing cash, as a safety “flight to cash” measure while the liquidity of the tax-exempt money markets was in question during September and October. We also decided to no longer purchase other regulated investment company (RIC) money market funds as cash equivalents within the Tax-Exempt Money Market Fund. It is well worth noting that while several of its peers experienced sizable redemptions, the Tax-Exempt Money Market Fund saw its assets increase by more than 30% during the semiannual period, testament, we believe, to our management strategies.
Would you give us more specific examples for each of the money market funds?
In managing both the Prime Money Market Fund and Government Money Market Fund, we established a high concentration in purchases with maturities of one to three months and extended maturity when provided the opportunity by short-lived market sell-offs to add yield. In Prime Money Market Fund, we also established a sizable position in overnight commercial paper during September, as issuers were seeking liquidity. Yields for overnight asset-backed commercial paper were especially attractive. We added additional commercial paper names during the period, taking the opportunity to broaden diversification as a few new issuers had entered the commercial paper market. Prime Money Market Fund’s assets were invested throughout the period in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. In addition to the high quality ABCP and government agency securities we discussed above, other investments in the Fund included bank CDs and overnight repurchase agreements collateralized by U.S. Treasuries or U.S. government agencies. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money market instruments in the highest rating category. As indicated, the Fund’s concentration on the highest-quality securities helped manage portfolio risk. The Fund’s weighted average maturity began the semiannual period at 38 days and ended the period at 41 days though we did make strategic shifts during the period as market conditions changed. For example, in September and October, we materially shortened the Fund’s weighted average maturity, as liquidity fears gripped the money markets as a whole.
Government Money Market Fund’s assets were invested throughout the period primarily in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bureau (FFCB). The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk. The Fund’s weighted average maturity shifted from 45 days at the start of the period to 52 days on November 30, 2008, having lengthened and shortened strategically during the period as market conditions shifted. As with Prime Money Market Fund, we notably shortened this Fund’s weighted average maturity during September and October, as liquidity became the dominating concern to the broad money markets.
At the end of the period, Tax-Exempt Money Market Fund was invested approximately 58.75% in daily and weekly floating rate securities. Approximately 24.50% of the Fund’s assets was invested in tax-exempt commercial paper and 13.50% in general market bonds and notes, with the remainder in cash equivalents. Throughout the semiannual period, all securities purchased were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped manage portfolio risk.
What strategies do you intend to pursue over the coming months?
At the end of November, the federal funds futures market expected a 50 basis point interest rate decrease at the Fed’s December meeting. The taxable money market yield curve appeared to be beginning to flatten a bit with these expectations. Of course, factors that the Fed must consider over the coming months include unemployment rates possibly heading toward 7%, consumers likely to be increasing their savings at the expense of spending, and the possibility of the credit crisis resulting in a recession during the second half of 2008 and into 2009. While U.S. mon-
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
November 30, 2008
etary policy has been focused on easing credit conditions, Fed chairman Bernanke has also stated that he is looking at alternatives to cutting interest rates.
In Prime Money Market Fund, we will continue to focus on monitoring closely market conditions and how they affect the performance of asset-backed commercial paper assets, especially the performance of underlying collateral, credit enhancement and liquidity agreements, and program ratings. At the same time, we intend to continue adding asset-backed commercial paper assets into the Fund’s portfolio, as we seek to further diversify, though, as mentioned above, selecting only those names that we consider to be of the highest quality. We also intend to continue adding unsecured commercial paper names to the Fund’s portfolio, as new issuers tap the market. Given the U.S. government’s focus on building liquidity, expectations for further interest rate easing and other supply/demand market conditions, we expect to look for opportunities to lengthen Prime Money Market Fund’s average weighted days to maturity toward the longer end of its usual range in order to lock in higher yields. For similar reasons, we intend to maintain Government Money Market Fund’s average weighted days to maturity at the longer end of its usual range.
In Tax-Exempt Money Market Fund, we intend to maintain our defensive stance in terms of both types of securities invested in and demand provider selection. For the near term, we intend to add pre-refunded4 securities collateralized in direct U.S. government securities rather than buying more issuer-backed debt. Overall, a focus on maintaining enhanced liquidity will drive virtually all transactions for the next several quarters. We may look to extend the Fund’s weighted average maturity to approximately 60 days should we see a more normal functioning of the municipal money markets. We intend, as always, to maintain our strategy of diversifying the Fund’s holdings among different issuers, demand providers and sectors as they become available and attractive for purchase.
Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to strategically navigate the interest rate environment and maintain a stable net asset value within the Funds.

[4]	Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value—sometimes significantly.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Management’s Discussion of Fund Performance
November 30, 2008
Portfolio Highlights
(Unaudited)
On November 30, 2008, the Fund had net assets invested in a diversified portfolio of:

Financial Services	22.0%
Information Technology	19.3%
Health Care	19.2%
Consumer Discretionary	13.6%
Materials & Processing	6.1%
Energy	5.8%
Auto & Transportation	4.4%
Utilities	2.4%
Producer Durables	2.2%
Industrials	1.8%
Other	3.2%
100.0%
An interview with Marshall Bassett, Christopher S. Beck and Teams,
Portfolio Managers
Delaware Management Company
How did you manage your portion of the Fund during the semi annual period?
M. Bassett: The Fund uses a blended investment strategy that utilizes both growth and value investment styles, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the Fund. We use a fundamental, bottom-up process in seeking to identify industry leaders—those that we believe are the highest quality small companies with exceptional managements and business plans and the wherewithal to execute those plans. These companies typically possess what we deem to be superior earnings growth potential and strong financials. Research is conducted and investment decisions are made by teams of sector specialists focusing on five broad sectors—business & financial services; consumer & retail; health care; industrials, materials & energy; and technology.
It would be an understatement to say that the six months ended November 30, 2008 were difficult for the financial markets. Fears over a severe global recession and concerns over the health of the financial system sent equity indices dramatically lower for the period. The financial crisis prompted new heights of fear when credit markets essentially froze in mid-September. Attempts at a global response, including coordinated interest rate cuts by central banks as well as both European and U.S. governments issuing capital directly to banks, provided only short-lived equity market rallies. Volatility within the equity markets also rose sharply, reaching extraordinary levels that sent investors fleeing for higher quality, less risky assets.
Both large- and small-capitalization stocks felt the pressure from the market sell-off, with little distinction between them. The difference between styles was more significant, as value stocks outperformed growth stocks on a relative basis for the period. Within the small-cap segment of the equity market, the Russell 2000® Value Index was down 32.86% outpacing the Russell 2000® Growth Index, which fell 39.80%. We believe a major reason for the difference in performance for these two styles was due to the relative outperformance of the financial sector during the period. The financial sector comprises over 30% of the Russell 2000® Value Index, while it accounts for only about 5% of the Russell 2000® Growth Index. That said, all of the sectors in the Russell 2000® Growth Index lost ground during the period. The health care and financial sectors were the best performers in the Russell 2000® Growth Index for the period, despite declining by more than 25% each. The basic industry/capital goods and energy sectors were among the worst performers in the Russell 2000® Growth Index, impacted by the pressure of the steep declines in commodity prices over the six month period. (Source: Wilshire)
Like the broader equity market, our small-cap growth portion of the Fund declined in absolute terms over the six months ended November 30, 2008. It also trailed its benchmark, the Russell 2000® Growth Index, on a relative basis for the semiannual period. Stock selection in the business services sector was strong but was more than offset by unfavorable stock selection in the basic industry/capital goods, consumer services and consumer non-durables sectors, which detracted. Sector allocation overall modestly helped our portion of the Fund’s results, especially an overweighted position in the health care sector and an underweighted position in the basic industry/capital goods sector.
C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. As my colleague mentioned above, the economy underwent a significant slowdown during the six months ended November 30, 2008. Several large corporations either went out of business or were forced to seek merger partners, particularly in the financial services industry. Continuing weakness in the housing market, both from a price and sales perspective, also had a mean-
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2008
ingful negative impact on economic growth and consumer confidence. In response to these circumstances, the Federal Reserve Board (the Fed) and the U.S. Treasury took unprecedented steps to increase liquidity throughout the financial system and to lower interest rates. While these steps have arguably worked for certain credit-worthy customers, interest rates remained at extremely high levels for low-quality borrowers.
During the semiannual period ended November 30, 2008, the Russell 2000® Value Index was down 32.86%, experiencing one of the worst six-month periods on record for the Index. Within the Russell 2000® Value Index, all sectors suffered declines in excess of 10%, with consumer cyclicals, falling 54.5%, the worst performing sector. After several quarters of notably poor performance, financial services posted the best returns within the Russell 2000® Value Index for the period, with a decline of almost 18%. (Source: Wilshire)
Our portion of the Fund underperformed its benchmark, the Russell 2000® Value Index. In absolute terms, the deterioration in the overall credit environment appears to have had a significant impact on the equity markets broadly and on our style of investing. As banks grew less optimistic about the economy and as lenders had to address the problems in the housing market, available funds for mergers and acquisitions were ostensibly put aside for other purposes. As a result, our portion of the Fund had little activity associated with corporate mergers during the semi-annual period. On a relative basis, the Fund’s strong stock selection in financial services and consumer services was not enough to overcome the detracting effect of weak stock selection in the basic industries, capital spending and energy sectors. From a sector allocation perspective, we increased our portion of the Fund’s weighting in financial services during the semiannual period, such that our portion of the Fund had an overweighted position in this sector at the end of November 2008 for the first time in several years. Although we reduced allocations to basic industries, capital spending and energy, the lagging performance of these sectors overwhelmed the benefit of increasing exposure to financial services.
Would you give us some company-specific examples?
M. Bassett: The top contributor to our portion of the Fund’s performance during the six months ended November 30, 2008 was APP Pharmaceuticals, whose shares rose over 70% before we exited the position. The pharmaceutical company saw strength during the period, as it agreed to be acquired by a major European medical company for a significant premium. Also contributing to Fund performance was Emergency Medical Services. The medical services provider’s shares were up over 45% for the period due to strong earnings growth and the announcements of new contract wins. We continued to hold the company due to its strong growth prospects despite the weak economy.
Most of the biggest detractors from Fund performance came from the sectors hardest hit during the six-month period—namely, basic industry/capital goods and energy. Shares of T-3 Energy Services and ION Geophysical each fell over 75% during the semiannual period. These energy services companies were impacted by investors’ fears that falling oil prices will decrease their customers’ spending on energy services. Still, we continued to hold both of these positions in the Fund’s portfolio based on the strength of their products and services. Another major detractor from Fund performance was Hexcel. This manufacturer of advanced composite materials saw its shares decline more than 70% due to project delays announced by one of its customers. We continued to hold this position due to what we believe to be the long-term demand picture for its products.
C. Beck: Even with the broad equity market decline, there were a few equities in our portion of the Fund that made meaningful contributions to results during the semiannual period. Dollar Tree, a primary retailer of low-priced goods, seemed to benefit from the economic slowdown, as the consumer migrated toward less expensive goods. Dollar Tree’s stock gained almost 15% during the six months ended November 30, 2008, as its earnings continued to meet or exceed expectations. Wesbanco was one of several banks that performed well during the semiannual period. Credit quality remained strong, although deterioration was evident throughout the system. Wesbanco’s stock gained almost 30%, as the West Virginia marketplace has not suffered a housing decline as severe as many other areas of the country. Both stocks remained in the Fund’s portfolio as of November 30, 2008.
Given the extremely weak performance of the equity markets, there were, of course, also many disappointments. Shares of Protective Life declined 60% during the period, and we sold the Fund’s position in this equity, as the fundamentals of the life insurance company appeared to deteriorate due to its annuity products line. Entegris was
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2008
another poor performer, as this semiconductor equipment maker saw deterioration in its orders and backlog. We sold the Fund’s position in Entegris following a significant decline in its share price.
What strategies do you intend to pursue over the coming months?
M. Bassett: At the end of November, equity market volatility remained at elevated levels, reflecting investors’ uncertainty regarding the future. The economy was still facing a tough road ahead and many questions remained. Among the most pertinent was how effective world governments’ efforts to inject capital into the financial system would be.
Our positioning remains cautious going forward as well. Our portion of the Fund maintained its overweighted position in the health care sector, focusing on companies that have real products and earnings. We also maintained the Fund’s underweighted allocation to the consumer services sector due to its exposure to discretionary income, which does not look to be recovering any time soon.
All that said, it is our belief that even in this uncertain environment, growth will be possible for select companies via market share gains. Market share gains, in turn, can be accomplished through new product introductions, penetration of additional markets and/or strong operating performance. We intend to continue to focus on trying to identify and hold on to those companies that we perceive to have this ability to gain market share. We also will continue to pay close attention to companies’ balance sheets and cash flow characteristics in order to determine if these companies may be able to meet and possibly benefit from the financial challenges that persist.
C. Beck: We anticipate that corporate earnings in 2009 could decline from 2008 levels in many sectors, and indeed, several equity sectors seem to have already priced in a significant decline. With the Fed and U.S. Treasury Department taking major steps to improve liquidity, the early cycle stocks should start to act better, in our view, when the worst of the economic decline is behind us. Thus, we expect to consider adding consumer-related equities to our portion of the Fund’s portfolio, while maintaining the Fund’s more modest exposure to the more defensive areas of the market. Further, we do not expect to meaningfully increase our portion of the Fund’s exposure to financial services in the coming months unless valuations become more compelling. Finally, we believe that mergers and acquisitions may start to resume over the months ahead if lenders gain more confidence in economic stability. If realized, such increased corporate activity should benefit our investment style and our focus on free cash flow generated by corporations. Any benefit, however, if seen, would not be expected to appear until we are well into 2009.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance
November 30, 2008
Portfolio Highlights
(Unaudited)
On November 30, 2008, the Fund had net assets in these top 10 countries:

United Kingdom	22.4%
Japan	19.9%
France	11.5%
Switzerland	9.0%
Germany	7.4%
Netherlands	5.3%
Australia	2.8%
Ireland	2.8%
Italy	2.5%
Spain	2.3%
Other	14.1%
100.0%
An interview with:
Peter Wright, William Lock and Team,
Portfolio Managers
Morgan Stanley Investment Management Limited
Richard Pell, Rudolph-Riad Younes and Team,
Portfolio Managers
Artio Global Management LLC (formerly Julius Baer Investment Management LLC)
How did you manage your portion of the Fund during the semi annual period?
Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to seek high quality businesses that we believe offer attractive investment opportunities at a substantial discount to their long-term “fair” value. Our approach is stock specific and predominantly qualitative, concentrating on rigorous fundamental analysis. The resulting country and sector weights are a by-product of the bottom-up stock selection process.
While the Morgan Stanley Capital International (MSCI) EAFE Index declined significantly in absolute terms, our portion of the Fund outperformed its benchmark index on a relative basis for the six months ended November 30, 2008. An overweighted allocation to the consumer staples sector was the greatest contributor to relative performance, with our portion of the Fund benefiting especially from its overweighted exposure to the food, household and personal products industry, which performed well over the period. Also adding relative value was an underweighted position in financials. Stock selection in materials, the worst performing sector in the MSCI EAFE Index during the period, also helped. Within materials, stock selection in chemicals stocks proved particularly effective. So, too, did having only a modest exposure to the poorly-performing metals and mining industry, which suffered from decreased global demand amid the effects of the financial market crisis. The most significant detractors for the period were stock selection in utilities and an underweighted allocation to health care, which, though it declined, was the best performing sector in the MSCI EAFE Index during the six-month period.
Artio Global: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets. In our portion of the Fund, investments are directed toward mid- to larger-capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets.
The six months ended November 30, 2008 witnessed an international equity market sell-off and volatility levels of historic proportions. The magnitude of declines for equities globally was severe, as the economic fallout from the widespread financial crisis became increasingly apparent to investors. Amid this environment, our portion of the Fund outperformed the MSCI All-Country World Free ex-U.S. Index for the six months ended November 30, 2008, although certainly absolute performance was quite disappointing, registering significant declines.
Our portion of the Fund outperformed its benchmark index primarily because we adopted a more defensive posture within the portfolio during the semiannual period. We increased our portion of the Fund’s cash position, hedged a portion of its European currency exposure in both developed and emerging markets, maintained an underweighted allocation to developed market financials, and reduced exposure to emerging markets overall.
In taking on a more defensive stance, our decision to increase cash levels was beneficial to results as was the decision to hold a position in Japanese yen. During the reporting period, we sought to move our portion of the Fund closer to the benchmark index’s weighting in the Japanese yen. This strategy helped relative results, as investors who had previously “sold short” the yen in favor of higher-yielding currencies, began to close out these positions, resulting in the yen moving higher. Also, our decision to hedge a portion of the Fund’s European currency exposure back to the U.S. dollar for defensive purposes helped. The U.S. dollar was a beneficiary during the period of the de-leveraging occurring globally. Expectations for narrowing interest rate differentials between the U.S. and Europe also supported strengthening of the U.S. dollar during these months.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2008
From a sector perspective, an allocation to materials made the greatest positive contribution to our portion of the Fund’s semiannual returns. For much of the period, companies involved in agricultural chemicals in particular experienced a rapid rise in their share prices as the demand for crop nutrients rose. Toward the end of the period, we began to reduce the Fund’s exposure to these companies, which proved prudent, as several agricultural chemical companies subsequently saw dramatic declines in their share prices. We also reduced exposure to metals and mining companies, including positions in Russia that we originally purchased based on their inexpensive valuations. While the Fund’s underweighted position in financials helped relative performance, the sector still detracted on an absolute basis amid a very negative backdrop globally. The biggest detractors were banks held in central and eastern Europe. Exposure to utilities also detracted due to various positions held across Europe and Russia. Within industrials, it appeared that the Hong Kong market experienced a favorable spillover effect from China early in the six-month period. However, poor stock selection, primarily among the Fund’s holdings in the gaming industry, detracted. Holdings in airport operators also hurt.
Despite the fact that we prudently reduced our portion of the Fund’s exposure to emerging markets during the period, these holdings still detracted most. In particular, Hungary and Poland underperformed the benchmark index. An allocation to Russia also detracted from performance, although our move to dramatically reduce our portion of the Fund’s weighting there prior to the Georgian conflict helped mitigate results. On a positive note, our decision to underweight Brazil and South Korea helped. Among the developed markets, the United Kingdom detracted most from results due to an underweighted position in energy. However, an underweighted allocation to U.K. financials helped offset the impact of this position.
Would you give us some company-specific examples?
Morgan Stanley: The best performing stocks in our portion of the Fund during the period were Japan’s NTT and Japan’s Kao Corp. NTT benefited from positive news flow, as the company produced strong earnings results on lower selling costs. Additionally, the company announced plans to develop a smart-phone in a joint venture with South Korea’s KT Freetel to be launched next year. Similarly, Kao Corp. benefited from positive news flow regarding earnings expectations amid the company’s ability to pass costs on to the consumer, in line with its targets. Kao’s shares were also boosted by the expectation that raw material prices would continue their downward trend toward 2007 levels. Many analysts believe that Kao will among the greatest beneficiaries of falling raw material prices in the consumer staples sector and that the company is well positioned to withstand the economic slowdown.
In contrast, the worst performers in our portion of the Fund during the period were Japan’s Sumitomo Mitsui Financial and Japan’s T&D Holdings, both of which were negatively impacted by the worsening global financial crisis and economic gloom in the Japanese market. Sumitomo Mitsui Financial became the third Japanese bank seeking to raise funds to counter growing bad loans and bolster its balance sheets. T&D Holdings experienced capital losses as net assets declined in the weak stock market, new business slowed, and the ratio of insurance policy surrenders/lapses increased.
We should note that sector and country/regional weightings in our portion of the Fund purely reflect where we found value at the stock level, that is, are entirely bottom-up driven. That said, during the six-month period, our portion of the Fund’s positions in consumer staples, health care, information technology and telecommunication services were reduced on strength. We also reduced the Fund’s position in Sumitomo on the back of poor news flow. We exited a number of positions in consumer discretionary, consumer staples, financials and information technology. We also added to several positions in energy and consumer staples. At the country level, our portion of the Fund’s weightings remained largely unchanged over the course of the semiannual period.
As of November 30, 2008, our portion of the Fund was overweighted relative to its benchmark index in consumer staples, energy, information technology and materials. On the same date, the Fund had underweighted allocations compared to its benchmark index in financials, health care, industrials and utilities. Our portion of the Fund was relatively market-weighted in consumer discretionary and telecommunication services.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2008
Artio Global: Top contributors to our portion of the Fund’s results during the semiannual period included French oil company Total, the Netherlands’ diversified consumer goods leader Unilever, Swiss diversified food giant Nestle, and Canadian gold producer Barrick Gold. Hong Kong’s Tracker Fund of Hong Kong, an exchange-traded fund (ETF) that seeks to track the Hang Seng Index, also performed well during the period.
The biggest detractors from our portion of the Fund’s relative performance during the semiannual period included Hungary’s OTP Bank, Poland’s Bank Polska Kasa Opieki, and Ukrtelekom, the national telecommunications operator of the Ukraine. A position in France’s Lyxor ETF DJ Stoxx 600 Banks also detracted.
What strategies do you intend to pursue over the coming months?
Morgan Stanley: During the first half of 2008, commodities and metals and mining stocks seemingly defied gravity in the face of building evidence of a slowing global economy. However, since mid-July, we have witnessed one of the most savage and speedy declines in commodity prices in 35 years. Metals prices have fallen dramatically, and oil prices have collapsed from a high of over $140 per barrel to less than $50 per barrel. The MSCI EAFE Materials Index plunged over 60% from its highs in May 2008 through the end of November 2008.
As a result, spot prices for many commodities have not only fallen below the marginal cost of new supply but have fallen to point where many producers are no longer generating positive cash flow. This is resulting in production cuts, mine closures and, together with the unavailability of finance, the postponement of new projects.
If one continues to believe in the longer-term development of China, India and other emerging economies and in the long-term demand trend for commodities, then there is a strong likelihood that current delays and cutbacks in new supply may result in under-supply developing in the next several years. In turn, this supply/demand scenario could plant the seed of the next bull market in commodity prices.
Given this view, we have been using the recent correction in commodities and the sell-off in the materials sector to add to our portion of the Fund’s position in metals and mining stocks. Toward the end of the period, we rebuilt a position in BHP Billiton, a leading diversified miner with world-class resources, low cost positions and a solid balance sheet. Its management also showed great discipline in walking away from the proposed takeover of Rio Tinto. We also built smaller positions in Australian zinc/copper miner Oz Minerals and in South African platinum producer Lonmin. In the energy sector, we expect to maintain a moderately overweighted position with a bias toward gas and liquid natural gas exposure.
Artio Global: At the end of the reporting period, our portion of the Fund maintained an underweighted position in emerging markets based on our belief that they will underperform developed markets over the short to intermediate term. The global financial and economic turmoil that has impacted central and eastern European economies will, for the near to mid term, likely slow economic growth in the region from the overheated pace seen over the last few years. Also, the region must be alert to likely developments in currency markets, as foreign currency-denominated loans recently became popular there, and to potential deterioration in loan quality should the global economy move into a deeper cyclical slowdown. All that said, we continue to hold selected emerging market companies, primarily in central and eastern Europe. We believe that there remain select opportunities there, as the global economic turmoil may actually move these newer European Union member countries to re-focus on reforms and strive for adoption of the euro as soon as possible.
We believe Western Europe offered rather attractive valuation levels at the end of the semiannual period. However, we maintained our portion of the Fund’s underweight allocation to developed market financials. In general, we preferred larger-capitalization companies with low leverage and low commodity exposure. We also favored companies that are likely beneficiaries of a stronger U.S. dollar. We were, at the end of the period, particularly looking at potential opportunities within the health care and consumer staples sectors.
From a currency perspective, we believe the U.S. dollar may remain on a strengthening trend for a while longer. Thus, we may look to hedge a greater part of the Fund’s European equity position in the U.S. dollar for defensive purposes should conditions warrant.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
DIVERSIFIED REAL ESTATE FUND
Management’s Discussion of Fund Performance
November 30, 2008
Portfolio Highlights
(Unaudited)
On November 30, 2008, the Fund had net assets invested in a diversified portfolio of:

Retail	29.7%
Office Properties	21.7%
Residential	13.0%
Health Care	10.5%
Diversified	7.7%
Hotels	6.1%
Storage	4.1%
Mortgage	3.8%
Warehouse/Industrial	2.1%
Financial Services	1.1%
Money Market Fund	0.2%
100.0%
An interview with David Ferguson
Portfolio Manager
PNC Capital Advisors, Inc.
How did you manage the Fund during the semiannual period?
Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 8% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by property sub-sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance and a well-defined business plan. We are particularly interested in finding companies with the ability to grow both their earnings and dividends at a rate above the sector average throughout the economic cycle.
REITs posted extremely negative results for the six months ended November 30, 2008, with the FTSE NAREIT Equity REIT Index (the Index) producing a total return of -50.44% for the semiannual period. Much of the decline took place between mid-September and mid-November, when the credit markets were suddenly frozen and investors became concerned that most companies, including REITs, would not have access to credit at any price. REITs were actually relatively flat from the start of the semiannual period on June 1, 2008 until September 11, 2008. However, the Index then fell 63% from September 12 to its low point of the period on November 20. Throughout the semiannual period, REITs experienced significantly volatility, with 10% or more daily moves up or down experienced on multiple occasions.
The weakness in REITs during the semiannual period came despite a steady decline in the ten-year Treasury yield, which fell from 4.06% on May 31, 2008 to 2.92% on November 28, 2008 (the last trading day of the month). While Treasury rates moved lower, the credit crisis caused yield spreads1 on commercial mortgage-backed securities (CMBS), a major source of debt financing for REITs, to increase to historically high levels. The almost complete lack of debt financing moved the focus from the REITs’ income statements to their balance sheets. While REITs saw some deterioration in operating trends, for the most part, their income remained solid. However, the new focus on balance sheets raised liquidity concerns for any REIT that has debt maturing in the next two years, even if that debt would be easily refinanced under normal circumstances. The tight credit markets and focus on balance sheets caused REITs in general to make significant changes to adapt to the recent environment. For example, REITs sought to preserve cash by shutting down new development, limiting capital expenditures, reducing operation expenses, and in some cases, cutting their dividends. The recent environment also led to a near standstill in property sales, as buyers and sellers have had a difficult time agreeing on pricing when the cost of capital was so uncertain.
The Fund underperformed its benchmark, the FTSE NAREIT Equity REIT Index, for the six months ended November 30, 2008. The Fund’s underweighted positions in the comparatively better-performing apartment and self-storage sub-sectors detracted from its relative results. So, too, did its overweighted positions in the weaker retail and industrial sub-sectors. Indeed, there was virtually no place to hide, as all real estate sub-sectors declined by the end of November by at least 30% from their highs of the semiannual period. Retail was one of the worst-performing sub-sectors even though quarterly earnings reports were good. Retail struggled due to its higher leverage level and its perceived exposure to consumer spending. The apartment sub-sector, on the other hand, benefited from its ability to access debt through Fannie Mae and Freddie Mac. Apartment REITs were also boosted by the investor perception that difficulty in buying single family homes would lead to higher demand for rental units.
On the positive side, the Fund benefited during the period from overweighted positions in some REITs with very strong balance sheets and a stable tenant base, regardless of sector. While both absolute and relative Fund perform-

[1]	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
DIVERSIFIED REAL ESTATE FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2008
ance was clearly disappointing, some individual holdings did perform better than others relative to the Index even amid the broad sector decline.
Would you give us some company-specific examples?
Overweighted positions in REITs with strong balance sheets and a stable tenant base, which helped buoy the Fund’s results, included Tanger Outlet Centers in retail, Omega Health Care in health care, Corporate Office Properties in office, and American Campus Communities in residential. The Fund also benefited from a significant position in agency mortgage REIT Annaly Capital, which only invests in government-backed mortgage paper and therefore does not take on any credit risk.
Conversely, a sizable overweighted position in New York City-focused office REITs, such as SL Green Realty, hurt the Fund’s relative results. SL Green Realty reported solid results for the third quarter of 2008, but investors were concerned over the eventual fall-out of the financial downturn on Manhattan office demand. Retail REITs Developers Diversified Realty and General Growth Properties saw precipitous declines in their share price due to sizable near-term debt maturities, even though these maturities are on high-quality, well-leased properties. We eliminated the Fund’s position in General Growth Properties, but continued to hold Developers Diversified Realty at the end of the semiannual period.
During the semiannual period, we did not make any significant changes to sub-sector weightings. However, we did reduce positions in some of the stronger self-storage and residential performers, taking profits. We also added to lagging performers in the office and retail sub-sectors, seeking to take advantage of market weakness in those areas where we continued to see solid prospects for an eventual turnaround. We eliminated the Fund’s positions in timber companies, as natural resource stocks broadly weakened. We continued to favor those names with longer-duration leases and built-in mark-to-market rent growth. We also enhanced our focus on those REITs with balance sheet strength. We added to some apartment and lodging names, despite shorter-duration leases, but only where we believed pricing at the time of purchase already reflected the risk of deteriorating fundamentals and where we considered balance sheets to be strong enough to survive the current economic cycle.
We slightly reduced the total number of holdings in the Fund’s portfolio from 51 names to 50 names. In doing so, we established positions in four new names and removed five others from the portfolio. Names removed were timber REITs Plum Creek Timber and Weyerhaeuser, mortgage REIT Redwood Trust, the previously mentioned retail REIT General Growth Properties, and storage REIT Sovran Self Storage. We added to the Fund’s portfolio apartment REIT Avalon Bay, office REIT Brandywine Realty Trust, hotel REIT Felcor Lodging, and title insurance company Fidelity National Financial.
What strategies do you intend to pursue over the coming months?
The semiannual period ended November 30 was one of unprecedented volatility in the equity market in general and in the REIT market in particular. Looking at the glass half full, we feel that the recent REIT market correction has created attractive opportunities, as near-term pricing has become dislocated from the longer-term fundamentals for many REITs. Our long-term strategy has been and continues to be to own the best companies that have demonstrated the capability of operating successfully throughout the economic cycle. That said, recent credit market conditions have added increased uncertainty into the REIT market, and as such we intend to continue to put enhanced emphasis on balance sheet strength and short-term debt maturities.
We will also look for opportunities to take advantage of any dislocations that market volatility creates in seeking attractive relative value trades over the near term. We will monitor the debt market for any signs that the current credit crisis is easing and will wait for signs of improvement to be more aggressive in looking at names with weaker balance sheets. As always, we plan to continue to pursue a strategy of diversifying by property type, geography and company with an emphasis on stable or improving fundamentals.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance
November 30, 2008
Portfolio Highlights
(Unaudited)
On November 30, 2008, the Limited Maturity Bond Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	38.1%
Corporate Bonds	36.2%
Foreign Bonds	9.2%
U.S. Treasury Obligations	8.1%
Asset Backed Securities	4.4%
Commercial Mortgage Backed Securities	2.8%
Money Market Fund	2.0%
Other	-0.8%
100.0%
Portfolio Highlights
(Unaudited)
On November 30, 2008, the Total Return Bond Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	53.4%
Corporate Bonds	32.1%
U.S. Treasury Obligations	6.3%
Foreign Bonds	4.0%
Commercial Mortgage Backed Securities	3.4%
Money Market Funds	1.5%
Other	-0.7%
100.0%
An interview with Brian Gevry, Jim Shirak, and David Dirk
Portfolio Managers
Boyd Watterson Asset Management, LLC
What factors affected the taxable bond market during the semiannual period?
The semiannual period ended November 30, 2008 was marked by a wave of record-breaking bad economic news. The U.S. economy was officially declared to be in recession, as the devastation that permanently changed the face of the financial landscape in the U.S. moved full force into the broad economy. Delinquencies and foreclosures reached new highs, and the average home price fell 20%. A half million jobs were slashed in the worst mass layoffs in more than thirty years. At the end of the period, the jobless rate stood at a 15-year high. Fourth quarter Gross Domestic Product (GDP) is expected to be the worst since World War II, with surveys conducted by the Federal Reserve Board (the Fed) showing deteriorating economic conditions among all regions of the U.S.
The flight to quality that began in the prior fiscal year intensified during this semiannual period, as investor aversion to risk remained high. Oil, gas and other commodity prices dropped substantially, but fears of inflation gave way to fears of deflation. The Fed and the Treasury waged an aggressive campaign to stabilize credit markets and stimulate lending. As part of this campaign, a $700 billion bailout package will target banks and financial institutions, and an $800 billion program will attempt to loosen tight lending conditions in the consumer credit market.
The Fed also continued to cut the targeted federal funds rate. The Fed lowered the rate a total of 100 basis points (a basis point is 1/100th of a one percentage point) during the six-month period, to 1.00%. Interest rates declined across the Treasury yield curve during most of the period. The three-month Treasury bill plummeted 184 basis points to close the period at a just-barely-positive yield of 0.04%. The yield on the two-year Treasury fell 162 basis points to 0.98%, and the ten-year Treasury yield declined 108 basis points to 2.92%. Treasuries of several different maturities closed the semiannual period with yields at or near record lows.
Bond returns for the six-month period ended November 30, 2008 reflected the worsening economic conditions. U.S. Treasury returns dominated bond market performance, reflecting the flight to quality with strong single-digit returns. Government agencies and mortgage-backed securities (MBS) were the only other sectors with positive returns, though returns in these sectors were only about half of what Treasuries posted. Corporate bonds and asset-backed securities (ABS) generated negative returns in the low double-digits, and the commercial mortgage-backed securities (CMBS) sector lost nearly a third of its value. Overall, high-quality issues dramatically outperformed low-quality issues, and, in general, shorter maturities outperformed longer maturities. Long-dated Treasuries, however, posted the strongest returns—nearly 25% for the six-month period.
How did you manage the taxable bond funds during the semiannual period?
Our fixed income investment approach focuses primarily on moderate duration shifts to increase yield or protect principal in anticipation of interest rate movements. Additional opportunities for relative return may be pursued through yield curve positioning, sector allocation and/or security selection.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2008
Limited Maturity Bond Fund’s goal is to seek as high a level of current income as is consistent with protection of capital. The Fund seeks to maintain an average weighted maturity of between one and five years. Total Return Bond Fund’s goal is to seek as high a level of income as is consistent with relative protection of capital. Subject to this objective, the total rate of return is considered in managing the Fund. The Fund generally maintains an average weighted maturity of between four and 15 years.
For the semiannual period ended November 30, 2008, both Limited Maturity Bond Fund and Total Return Bond Fund underperformed their respective benchmarks, the Merrill Lynch U.S. Corporate & Government 1-5 Year Index and the Barclays Capital U.S. Aggregate Index. However, each of the Funds notably outperformed both its respective Lipper category average and Morningstar category median, representing its peer groups, for the six-month period.1
Both Funds’ performance was negatively impacted by an underweighted position relative to their respective benchmark indexes in the Treasury sector. As mentioned, Treasuries dramatically outperformed all other sectors of the U.S. bond market during the period. Our emphasis was on generating income by overweighting non-Treasury sectors. For example, we increased the Funds’ weighting in the corporate bond sector in anticipation of a price rally. The corporate bond sector did significantly outperform Treasuries during the month of November, but not enough to offset the earlier price gains by Treasuries.
Based on the magnitude and frequency of unforeseen financial events that characterized the six-month period, we kept the Funds’ duration targets close to the duration of their respective benchmark index. Thus, each Fund was positioned with a neutral duration for much of the semiannual period with modest shortening or extending of duration when interest rates were anticipated to rise or fall, respectively.
In both Funds, we took advantage of large price concessions in the new issue corporate bond market to increase their weightings in credit. We also engaged in a number of swaps, selling issues we believed had limited appreciation potential in favor of select, attractively priced credit issues. In Limited Maturity Bond Fund, we reduced exposure to agencies, bringing its weighting to a neutral one relative to its benchmark index, and increased its exposure to MBS and industrial and financial corporate issues. Similarly, in Total Return Bond Fund, we significantly reduced its allocations to agencies and Treasuries, investing the proceeds into MBS and industrial and financial corporate issues.
Would you give us more specific examples?
In both Funds, we found many opportunities to add value by investing in extremely cheap high-quality credit securities. Early in the semiannual period, we had reduced the Funds’ credit exposure in anticipation of further price declines. We had also reduced the Funds’ position in MBS due to expectations of continued deterioration in the housing market and ongoing interest rate volatility. Proceeds from these sales were reinvested into select credit issues and into government agencies, which we expected to benefit from federal government guarantees.
During the latter part of the semiannual period, we swapped many of the Funds’ agency positions for corporate bonds. Yields in the corporate bond sector had reached the highest levels on record, particularly in finance paper. Among those securities purchased for the Funds included the corporate bonds of Morgan Stanley, Wachovia Bank, Bear Stearns and Bank of America. Also, new FDIC-insured financial institution paper began to come to market at the end of November, and so we purchased J.P. Morgan Chase FDIC-guaranteed three-year notes as well. In general, we remained defensive in the Funds’ credit positions by focusing on high-quality corporate bonds and limiting any lower-quality corporate bond holdings to those with shorter maturities. MBS also presented themselves as attractive opportunities during this period due to significant spread widening.

[1]	The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Morningstar category median is the median return for the peer group based on the returns of each individual fund within the group. It assumes reinvestment of dividends and capital gains, if any, and excludes sales charges. Indices are not managed and an investor cannot invest directly into an index.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2008
What strategies do you intend to pursue over the coming months?
In our view, the U.S. economy is likely to experience further deterioration over the coming months before a recovery appears on the horizon. At the end of November, credit markets were still constrained, though liquidity levels were improving somewhat. There remained in the market an extreme demand for short-term fixed income paper and for the safety of U.S. Treasuries. The Fed was no longer worried about inflation and was expected to continue to cut interest rates, perhaps even bringing the targeted federal funds rate to 0% in an effort to stimulate lending. For the near term, then, we expect interest rates to remain low and the Treasury yield curve to maintain its upward slope. We intend to keep our focus in both Funds on generating income and, to a more limited degree, on price appreciation, as investors begin to take on some risk again, as evidenced by the strong corporate bond returns in November.
In both Funds, our anticipated strategy is to maintain an underweighted position in Treasuries, which we consider expensive. We also intend to continue to add to the Funds’ corporate bond holdings, as believe some credit issues are exceedingly cheap and may eventually benefit form yield compression. Our emphasis will remain on high-quality credit securities, such as FDIC-insured bank paper. We expect to maintain the Funds’ overweighted exposure to MBS for the near term, as this sector had, at the end of November, attractive yields and should benefit, we believe, from Federal government purchases that are part of the consumer bailout. In Limited Maturity Bond Fund, we plan to additionally invest in several non-benchmark sectors, including high-quality MBS and select international high-grade issues.
Due to the instability of the fixed income markets, we intend to maintain both Funds’ duration close to that of their respective benchmark index.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance
November 30, 2008
Portfolio Highlights
(Unaudited)
On November 30, 2008, the Maryland Tax-Exempt Bond Fund had net assets invested in Municipal Bonds of:

Maryland	87.9%
Puerto Rico	7.6%
District of Columbia	2.5%
Other	2.0%
100.0%
Portfolio Highlights
(Unaudited)
On November 30, 2008, the net assets of the Tax-Exempt Limited Maturity Bond Fund were diversified into the following states (only the top 10 are listed):

Texas	9.1%
Florida	8.7%
Pennsylvania	8.2%
New York	7.5%
Maryland	7.2%
Michigan	5.8%
Virginia	5.6%
Arizona	5.4%
North Carolina	3.6%
Minnesota	3.2%
Other	35.7%
100.0%
Portfolio Highlights
(Unaudited)
On November 30, 2008, the net assets of the National Tax-Exempt Bond Fund were diversified into the following states (only the top 10 are listed):

California	14.8%
Texas	13.2%
Pennsylvania	10.6%
New York	9.0%
Massachusetts	8.0%
Michigan	6.5%
Florida	5.4%
Illinois	5.3%
Arizona	4.3%
New Jersey	3.9%
Other	19.0%
100.0%
An interview with Steve Winterstein, Adam Mackey and Becky Rogers
Portfolio Managers
PNC Capital Advisors, Inc.
What factors affected the tax-exempt bond markets during the semiannual period?
The tax-exempt fixed income market significantly outperformed the equity markets but lagged the taxable fixed income market for the semiannual period, as difficulty in the global fixed income markets seeped into the municipal market, albeit in a different form. While the credit quality of the U.S. tax-exempt market generally remained in excellent condition compared to other fixed income classes, the lack of liquidity left its mark. Actually, since late spring 2008, the municipal market has seen mixed results.
High quality short-term securities benefited, in the form of lower yields and higher prices, from investors’ flight to quality and their shift to lower interest rate risk. Further supporting short-term tax-exempt yields were the Federal Reserve Board’s (the Fed’s) cutting of the targeted federal funds rate by another 1.00% during the period. Conversely, yields of bonds with maturities beyond the six-year point on the yield curve, or spectrum of maturities, rose significantly since the beginning of June. More specifically, yields declined by as much as 50 basis points on municipal bonds with maturities of six years or less, while yields rose by as much as 80 basis points on municipal bonds with longer maturities. (A basis point is 1/100th of one percentage point.) The impact of the meltdown within the financials sector during the third quarter of 2008 and continuing into the beginning of the fourth quarter clearly affected the performance of longer-dated municipal bonds. Indeed, as investors undertook a flight to quality and flocked to the safety of U.S. Treasuries, longer-dated municipal bonds took an unprecedented hit. Values of these municipal bonds declined, while U.S. Treasury values surged.
How did you manage the tax-exempt bond funds during the semi-annual period?
Given the municipal bond market backdrop, we continued to monitor and review the credit quality of all holdings in the tax-exempt bond Funds and actively took on a slightly more defensive stance in each. In Tax-Exempt Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund, we took advantage of credit spread widening by adding high quality investment grade bonds (i.e. those rated AA and AAA) and sold positions in lower quality investment grade bonds (i.e. those rated A and BBB). While market illiquidity limited the Funds’ ability to sell lower quality credits, especially in Maryland Tax-Exempt Bond Fund, we were still able to add bonds from well-known high quality
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2008
issuers and pre-refunded1bonds. In so doing, we made these Funds’ portfolios more liquid as well. It is particularly important to state here that the portfolios’ credit quality, as always, remained high. While downgrades among the monoline insurers during the prior fiscal year and into this semiannual period did have a modest impact, each of the three Fund portfolio’s average quality rating was Aa2/AA,2 as rated by Moody’s and Standard & Poor’s respectively, as of November 30, 2008.
In all three of the tax-exempt bond Funds, we also maintained a relatively high cash position, as the market became more illiquid over the semiannual period. This cash position enabled the Funds to take advantage of any dislocations in the liquidity market, such as the forced selling of high quality securities at attractive valuations.
We shifted each of the tax-exempt bond Fund’s duration relative to their respective benchmark indices during the period as conditions changed. In National Tax-Exempt Bond Fund, we became slightly defensive, moving its duration from a neutral position to a shorter position relative to its benchmark, the Lehman Quality Intermediate Index. In Tax-Exempt Limited Maturity Bond Fund, we also reduced duration relative to its benchmark, the Lehman Mutual Fund Short Index. In Maryland Tax-Exempt Bond Fund, we actually lengthened duration a bit, bringing it from a shorter position to a neutral position relative to its benchmark, the Lehman Quality Intermediate Index.
In all, each of the three Funds lagged its respective benchmark index for the semiannual period but each notably outperformed both its respective Lipper category average and Morningstar category median, representing its peer groups.3
Would you give us more specific examples of what strategies you carried out in each of the tax-exempt bond funds?
In National Tax-Exempt Bond Fund, we sold into historically high demand for pre-refunded bonds, eliminating positions in some of the portfolio’s more complex pre-refunded bonds and moving into high quality state general obligation and essential service revenue bonds. We also sold into the increased demand for Pennsylvania bonds, where we had added an overweighted position earlier in the year when there was a large amount of issuance. During this semiannual period, that supply dwindled, and so the Fund was able to profit from the sale of these Pennsylvania bonds. We increased the Fund’s exposure to dedicated tax bonds,4 higher education bonds, airport bonds and bonds issued by the state of Texas. Examples of trades we carried out during the period include the sale of Lancaster County, PA Hospital Authority RB, General Hospital Project, which was a non-rated pre-refunded bond, and the purchase of Massachusetts Water Pollution Abatement Revenue, which is a Aaa/AAA-rated essential service water revenue bond. We also sold the Fund’s position in Philadelphia Hospitals & Higher Educational Facilities Authority Lease RB, Community College of Philadelphia, which was a Baa1/A-rated pre-refunded bond,

[1]	Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value—sometimes significantly.

[2]	Debt rated AAA has the highest rating assigned by Standard & Poor’s, and in the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor’s is deemed by Standard & Poor’s to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Bonds and preferred stock which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds and preferred stock which are rated Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

[3]	The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Morningstar category median is the median return for the peer group based on the returns of each individual fund within the group. It assumes reinvestment of dividends and capital gains, if any, and excludes sales charges. Indices are not managed and an investor cannot invest directly into an index.

[4]	A dedicated tax bond is a bond secured by the pledge of the revenues from a particular tax source.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2008
and bought Massachusetts Bay Transportation Authority, which is a Aa1/AAA-rated bond paid from a percentage of the state’s dedicated sales tax.
In Tax-Exempt Limited Maturity Bond Fund, we focused purchases on the bonds that we believe will outperform in a deteriorating credit cycle. We emphasized high quality bonds in all sectors, with a bias toward state infrastructure and essential service revenue bonds. Examples of purchases made during the semiannual period include Arizona State Transportation Board Highway Revenue bonds, which are Aa1/AAA-rated and backed by dedicated fuel tax revenues. We also purchased North Carolina state general obligation bonds, which are Aaa/AAA-rated and supported by the taxing power of the state. We also established a position in Carroll County, Maryland bonds, which are Aa2/AA+-rated and supported by the taxing power of the local government. Conversely, we sold the Fund’s positions in several insured bonds, which though AAA-rated, had weak underlying credit ratings given widespread anticipation of further downgrades among the monoline insurers. For instance, we sold the Fund’s position in District of Columbia Water & Sewer Authority, which was insured with a Aaa/AAA rating but had only an A1/AA- underlying rating. Similarly, we eliminated the Fund’s holding in Richland County South Carolina School District No 1, which was insured with a Aaa/AAA rating but had an Aa1/AA underlying rating because of its state intercept program and a weak rating for the underlying district. Elsewhere, we increased the Fund’s exposure to pre-refunded securities that had been escrowed in direct U.S. government obligations and sold pre-refunded bonds that were escrowed in non-direct U.S. government obligations.
Similarly, in Maryland Tax-Exempt Bond Fund, we purchased bonds that we believe will outperform in a deteriorating credit cycle, with the general theme of our strategy being to stick with high quality credits across all sectors with an increased focus on the pre-refunded and local general obligation sectors. Examples of purchases include Baltimore pre-refunded bonds and Price Georges pre-refunded bonds, both of which are escrowed in direct U.S. government obligations. We also established positions in the general obligations of Hartford County, Maryland, the University of Maryland and Montgomery County, Maryland. These bonds are rated Aa1/AA+, Aa2/AA+, and Aaa/AAA, respectively. We decreased the Fund’s exposure to the insured municipal sector during the semiannual period.
What strategies do you intend to pursue over the coming months?
At the end of November, the federal funds futures market expected a 50 basis point interest rate decrease at the Fed’s December meeting. Of course, factors that the Fed must consider over the coming months include unemployment rates possibly heading toward 7%, consumers likely to be increasing their savings at the expense of spending, and the possibility of the credit crisis resulting in a recession during the second half of 2008 and into 2009. While U.S. monetary policy has been focused on easing credit conditions, Fed chairman Bernanke has also stated that he is looking at alternatives to cutting interest rates.
Regardless of future Fed action, the ongoing capital crunch will likely constrain elective issuance in the near term. In fact, we expect fourth quarter 2008 issuance of municipal bonds to fall below the year-earlier level of $102.4 billion. If fourth quarter supply does see a slowdown as predicted, 2008 annual supply will finish down slightly from 2007 levels. While marginal changes in annual supply tend to have negligible effects on market performance, of greater concern is the risk that constrained access to capital could inhibit issuers from re-marketing or rolling over debt, for this could have material implications for market performance.
That said, we see some stability and liquidity coming back to the market, and so we intend to look for opportunities for National Tax-Exempt Bond Fund to deploy its cash into municipal bonds with maturities in the five-year range. If carried out, this would bring the Fund’s duration closer to a neutral position relative to its benchmark index. Should the municipal market actually begin to feel strong again, we would look to use some of the Fund’s cash to purchase bonds with maturities in the 10-year range to extend the Fund’s duration to a slightly long position relative to its benchmark index. We expect to continue to sell into strong demand in the Pennsylvania market, thereby lowering the Fund’s exposure in that state. Of course, we intend to maintain the Fund’s primary focus on high quality issues at least until the liquidity crisis subsides.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2008
In both Tax-Exempt Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund, we would seek to increase the duration of the portfolio to slightly longer than its benchmark index when the municipal market begins to normalize or should it become more orderly for a prolonged period of time. We expect to avoid bonds with ratings in the A to BBB category, as credit quality spread widening is expected to continue. As a result, issuance of bonds in these ratings categories may well increase, as bond insurance becomes irrelevant to the retail investor. In Tax-Exempt Limited Maturity Bond Fund, we intend to maintain our focus on pre-refunded and essential service revenue bonds, while limiting exposure to bonds that could see a credit headwind, such as bonds in the appropriation5 or certificate of participation (COP)6 sectors. In Maryland Tax-Exempt Bond Fund, we intend to continue to favor large, well-known liquid issuer and pre-refunded securities. We feel it important to point out that our focus on pre-refunded bonds is on those funded exclusively with U.S. Treasury securities, as these bonds may serve as a high quality anchor to each of the Fund’s portfolios. After all, a thorough understanding of the structure of each escrow in a pre-refunded bond is necessary to properly evaluate the securities. Escrows for pre-refunded bonds can be funded with various types of collateral that represent a range of potential risks, from U.S. Treasuries on the one end to investment agreements with financial firms at the other.
Overall, in all three Funds, we intend to maintain an overweighted position in high quality bonds and to focus on securities that provide adequate liquidity. We will not hesitate to adjust duration and/or sector positioning in any of the Funds if the timing of a shift in Fed policy and/or the economic and inflationary picture changes. We intend to maintain the Funds’ high credit quality, staying disciplined to our investment process with an emphasis on risk management.

[5]	Generally, appropriation-backed debt is rated one notch below the general obligation (GO) rating. Greater distinctions can be made in some cases, including for certain sports, entertainment, or convention center projects. Unique structural protections can allow for a rating on par with the GO.

[6]	Certificates of Participation (COPs) are tax-exempt government securities used to raise funds to improve and construct buildings or purchase equipment. COPs are used to finance capital costs related to construction or acquisition and may not be used to finance ongoing operating costs.
Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders
See accompanying index definitions on page 24.

PNC Funds, Inc.
Management’s Discussion of Fund Performance — Continued
November 30, 2008
Index Definitions
The S&P 500® Index is an unmanaged index generally representative of the performance of the U.S. stock market.
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.
The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks.
The Russell 2000® Index measure the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.
The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.
The FTSE NAREIT Equity REIT Index is an index with dividends reinvested, representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.
The Merrill Lynch 1-5 Year Corporate/Government Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.
The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index and two Lehman Brothers asset-backed securities indices.
The Lehman Quality Intermediate Index is an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA.
The Lehman Mutual Fund Short Index is an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0–6 years.
The views expressed in this commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Advisor disclaim any responsibility to update such views. The views may not be relied upon as investment advice, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.

PNC Funds, Inc.
PRIME MONEY MARKET FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 7.1%
Fannie Mae — 0.7%
Notes,
5.13%, 7/13/09	$4,500	$4,555,394

Federal Home Loan Bank — 5.1%
Discount Notes, (a)
2.76%, 12/2/08	15,000	14,998,854
Notes(b)
2.02%, 5/20/09	10,000	9,999,850
4.11%, 10/5/09	8,000	7,997,857

		32,996,561

Freddie Mac — 1.3%
Notes,
3.15%, 7/28/09	8,500	8,500,000

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $46,051,955)		46,051,955

CERTIFICATES OF DEPOSIT — 13.2%
Abbey National Treasury Service,
2.53%, 8/13/09 (b)	10,000	10,000,000
Chase Bank USA NA,
1.75%, 2/18/09	13,000	13,000,000
CIBC,
2.14%, 2/5/09	12,000	12,000,000
Royal Bank of Scotland,
2.50%, 3/6/09	13,000	13,000,000
Societe Generale
2.82%, 12/5/08	12,000	12,000,000
2.10%, 2/11/09	12,000	12,000,000
Toronto Dominion Bank,
2.22%, 3/26/09	14,000	14,000,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $86,000,000)		86,000,000

COMMERCIAL PAPER — 49.0%
Asset Backed Securities — 23.9%
Barton Capital LLC,
1.55%, 1/6/09 (c)	13,000	12,979,850
Cancara Asset Securitization LLC,
1.50%, 12/15/08 (c)	12,000	11,993,000
DaimlerChrysler Revolving Auto
Conduit LLC,
2.75%, 12/12/08	13,000	12,989,076
Edison Asset Securitization LLC,
2.75%, 12/23/08 (c)	14,000	13,976,472
Enterprise Funding LLC,
2.75%, 12/8/08 (c)	8,000	7,995,722
Fairway Finance Corp.,
1.95%, 12/4/08 (c)	4,000	3,999,350
Fountain Square Commercial
Funding Corp.,
2.25%, 12/22/08 (c)	13,000	12,982,938
Palisades Citibank Omni,
2.50%, 12/1/08 (c)	13,000	13,000,000
Sheffield Receivables,
2.95%, 12/15/08 (c)	12,800	12,785,316
Starbird Funding Corp.,
2.20%, 12/5/08 (c)	12,000	11,997,067
Thames Asset Global Securitization
No.1, Inc.,
1.55%, 1/20/09 (c)	13,000	12,972,014
Variable Funding Capital,
2.10%, 12/16/08 (c)	13,000	12,988,625
Yorktown Capital LLC
1.40%, 1/9/09 (c)	5,000	4,992,417
1.00%, 12/19/08 (c)	9,313	9,308,344

		154,960,191

Banking & Financial Services — 11.3%
American Honda Finance Corp.
2.42%, 1/5/09	6,275	6,260,236
2.40%, 1/5/09	6,000	5,986,000
Bank of America Corp.,
1.79%, 2/2/09	15,000	14,953,013
Greenwich Capital Holdings,
3.03%, 1/22/09	13,000	12,943,103
Merrill Lynch & Co.,
1.25%, 12/1/08	6,000	6,000,000
Toyota Motor Credit Corp.,
2.58%, 12/15/08	22,000	21,977,927
UBS Finance Delaware LLC,
2.25%, 1/20/09	5,000	4,984,375

		73,104,654

Federal and Federally Sponsored Credit Agencies — 3.8%
Swedish Export Credit,
3.20%, 1/21/09	13,000	12,941,067
The FDIC-General Electric Capital
Corp., TLGP,
1.95%, 5/19/09	12,000	11,890,150

		24,831,217

Foreign Banks — 9.2%
Barclays US Funding LLC,
2.61%, 1/5/09	13,000	12,967,013
BNP Paribas Finance, Inc.,
2.73%, 12/9/08	15,000	14,990,900
CBA (Delaware) Finance,
1.95%, 2/10/09	13,000	12,950,004
2.75%, 12/10/08	5,000	4,996,563
Deutsche Bank Financial LLC,
0.50%, 12/1/08	14,000	14,000,000

		59,904,480

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
PRIME MONEY MARKET FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

	Par
	(000)	Value
COMMERCIAL PAPER — Continued
Health Care — 0.8%
Eli Lilly & Co.,
1.40%, 1/20/09 (c)	$5,000	$4,990,278

TOTAL COMMERCIAL PAPER (Cost $317,790,820)		317,790,820

CORPORATE BONDS — 10.0%
Allstate Life Global Funding Trusts,
3.06%, 10/20/09 (b)	10,000	10,000,000
BP Capital Markets PLC,
2.92%, 10/9/09 (b)	10,000	10,000,000
Citigroup, Inc.,
3.63%, 2/9/09	15,534	15,534,000
General Electric Capital Corp,
4.25%, 1/5/09 (b)	9,100	9,099,338
Morgan Stanley,
3.88%, 1/15/09	10,000	10,004,461
UBS AG,
1.41%, 3/16/09 (b)	10,000	10,000,000

TOTAL CORPORATE BONDS (Cost $64,637,799)		64,637,799

REPURCHASE AGREEMENTS — 12.2%
Bank of America Securities, LLC (Agreement dated 11/28/08 to be repurchased at $19,509,311 collateralized by $19,545,000 (Value $19,933,593) U.S. Government Agency Obligation, Interest rate 2.28%, due 4/24/09)

0.15%, 12/1/08	19,509	19,509,067
JPMorgan Securities (Agreement dated 11/28/08 to be repurchased at $20,000,250 collateralized by $20,270,000 (Value $20,526,485) U.S. Government Agency Obligation, Floating Rate Note, due 3/04/09)
0.15%, 12/1/08	20,000	20,000,000
Morgan Stanley Securities (Agreement dated 11/28/08 to be repurchased at $20,000,300 collateralized by $20,105,000 (Value $20,395,865) U.S. Government Agency Obligation, Interest rate 2.24%, due 12/19/08)

0.18%, 12/1/08	20,000	20,000,000

	Par
	(000)/
	Shares	Value
REPURCHASE AGREEMENTS — Continued
Wachovia Securities (Agreement dated 11/28/08 to be repurchased at $20,000,333 collateralized by $17,961,000 (Value $20,609,101) U.S. Government Agency Obligations, Interest rates from 5.50% - 6.25%, due 5/15/29 - 7/15/36)

0.20%, 12/1/08	$20,000	$20,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $79,509,067)		79,509,067

MONEY MARKET FUNDS — 8.5%
Goldman Sachs Financial Square Prime Obligations Fund	18,591,171	18,591,171
JPMorgan Prime Money Market Fund	28,077,637	28,077,637
Morgan Stanley Institutional Liquidity Prime Fund	8,428,530	8,428,530

TOTAL MONEY MARKET FUNDS (Cost $55,097,338)		55,097,338

TOTAL INVESTMENTS IN SECURITIES — 100.0% (Cost $649,086,979) (d)		649,086,979
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(21,231)

NET ASSETS — 100.0%		$649,065,748

(a)	Rate disclosed represents the effective yield at the time of purchase.

(b)	Variable or floating rate security. Rate disclosed is as of November 30, 2008.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor, using procedures approved by the Board of Directors, has deemed these securities to be liquid.

(d)	Aggregate cost for financial reporting and Federal income tax purposes.
Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):

Assets – Investments in Securities
Valuation Inputs	Market Value
Level 1 – Quoted Prices	$55,097,338
Level 2 – Other Significant Observable Inputs	593,989,641
Level 3 – Significant Unobservable Inputs	—

Total Assets – Investments in Securities	$649,086,979

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 72.8%
Fannie Mae — 22.2%
Discount Notes (a)
2.59%, 12/3/08	$5,000	$4,999,286
2.70%, 12/10/08	5,000	4,996,650
1.25%, 12/11/08	7,400	7,397,430
1.07%, 12/16/08	5,000	4,997,771
2.13%, 12/22/08	5,000	4,993,817
2.06%, 1/2/09	5,000	4,990,889
2.16%, 1/22/09	2,970	2,960,777
0.85%, 1/26/09	5,000	4,993,389
1.25%, 1/28/09	5,000	4,989,931
2.16%, 1/30/09	5,000	4,982,083
0.70%, 2/3/09	3,845	3,840,215
0.85%, 2/4/09	5,000	4,992,326
2.52%, 2/24/09	4,680	4,652,430
1.00%, 3/2/09	5,000	4,987,361
1.16%, 3/11/09	5,000	4,983,889
2.68%, 3/19/09	5,000	4,960,250
1.26%, 4/1/09	2,914	2,901,757
2.59%, 5/1/09	5,000	4,946,521
2.04%, 10/1/09	3,500	3,440,889
Notes
3.38%, 12/15/08	4,100	4,102,067
5.25%, 1/15/09	5,000	5,015,449
5.13%, 7/13/09	2,000	2,024,620

		101,149,797

Federal Farm Credit Bank — 5.8%
Notes (b)
1.25%, 1/23/09	5,000	4,999,226
1.27%, 4/23/09	5,000	5,000,000
1.32%, 10/14/09	10,000	9,999,785
3.05%, 6/25/10	6,500	6,499,564

		26,498,575

Federal Home Loan Bank — 22.3%
Discount Notes (a)
2.76%, 12/2/08	2,500	2,499,809
2.14%, 1/5/09	1,000	997,930
2.16%, 1/20/09	5,000	4,985,069
2.69%, 3/4/09	5,000	4,965,642
Notes
2.25%, 1/7/09	5,000	5,000,000
2.25%, 2/13/09	7,000	6,994,012
2.83%, 3/3/09	5,000	5,000,000
2.20%, 4/1/09	2,500	2,494,472
2.40%, 4/1/09	3,000	3,000,000
3.54%, 4/24/09 (b)	5,000	5,000,000
2.32%, 4/28/09	2,500	2,494,873
2.60%, 4/30/09	3,000	3,000,000
2.04%, 5/18/09 (b)	3,500	3,499,170
2.02%, 5/20/09 (b)	10,000	9,999,850
1.99%, 5/27/09 (b)	10,000	10,000,000
2.61%, 6/4/09 (b)	6,500	6,500,000
3.00%, 6/23/09	5,000	4,993,531
5.13%, 8/5/09	3,000	3,061,474
1.34%, 8/21/09 (b)	5,000	5,000,000
1.35%, 9/14/09 (b)	4,000	4,000,000
4.11%, 10/5/09 (b)	8,000	8,000,029

		101,485,861

Freddie Mac — 22.5%
Discount Notes (a)
2.71%, 12/1/08	5,000	5,000,000
1.10%, 12/2/08	2,400	2,399,927
2.55%, 12/5/08	3,000	2,999,153
1.05%, 12/8/08	1,600	1,599,673
2.64%, 12/8/08	5,000	4,997,443
2.11%, 12/15/08	5,000	4,995,917
0.20%, 12/22/08	3,500	3,499,592
2.70%, 12/29/08	5,000	4,989,578
0.40%, 1/5/09	3,343	3,341,700
2.06%, 1/8/09	5,000	4,989,181
0.70%, 2/2/09	1,560	1,558,089
1.05%, 2/9/09	5,000	4,989,792
1.05%, 2/20/09	3,000	2,992,913
2.16%, 2/23/09	2,500	2,487,458
0.90%, 2/27/09	5,000	4,989,000
2.01%, 3/3/09	5,000	4,974,444
1.26%, 3/24/09	5,000	4,980,382
Notes
4.75%, 3/5/09	5,000	5,032,146
2.40%, 4/2/09	5,000	5,000,000
1.86%, 4/7/09 (b)	5,000	4,998,005
2.61%, 4/21/09	2,000	2,003,777
1.45%, 9/18/09 (b)	5,000	5,003,769
1.69%, 10/8/09 (b)	7,000	6,999,152
2.25%, 11/20/09	2,500	2,500,000
2.26%, 12/7/09 (b)	5,000	4,999,171

		102,320,262

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $331,454,495)		331,454,495

REPURCHASE AGREEMENTS — 19.1%
Bank of America Securities, LLC (Agreement dated 11/28/08 to be repurchased at $20,939,641 collateralized by $19,960,000 (Value $21,397,397) U.S. Government Agency Obligation, Interest rate 5.00%, due 3/15/16)

0.15%, 12/1/08	20,939	20,939,379
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

	Par
	(000)/
	Shares	Value
REPURCHASE AGREEMENTS — Continued
JPMorgan Securities (Agreement dated 11/28/08 to be repurchased at $22,000,275 collateralized by $22,300,000 (Value $22,582,171) U.S. Government Agency Obligation, Floating Rate Note, due 3/4/09)
0.15%, 12/1/08	$22,000	$22,000,000
Morgan Stanley Securities (Agreement dated 11/28/08 to be repurchased at $22,000,330 collateralized by $22,285,000 (Value $22,475,032) U.S. Government Agency Obligation, Interest rate 4.04%, due 4/22/13)

0.18%, 12/1/08	22,000	22,000,000
Wachovia Securities (Agreement dated 11/28/08 to be repurchased at $22,000,367 collateralized by $20,360,000 (Value $22,795,264) U.S. Government Agency Obligation, Interest rate 5.50%, due 7/15/36)
0.20%, 12/1/08	22,000	22,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $86,939,379)		86,939,379

MONEY MARKET FUNDS — 8.1%
Goldman Sachs Financial Square Government Fund	17,199,774	17,199,774
JPMorgan U.S. Government Money Market Fund	19,290,531	19,290,531
Merrill Lynch Government Money Market Fund	291,175	291,175

TOTAL MONEY MARKET FUNDS (Cost $36,781,480)		36,781,480

TOTAL INVESTMENTS IN SECURITIES — 100.0% (Cost $455,175,354) (c)		455,175,354
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		208,484

NET ASSETS — 100.0%		$455,383,838

(a)	Rate disclosed represents the yield at the time of purchase.

(b)	Variable or floating rate security. Rate disclosed is as of November 30, 2008.

(c)	Aggregate cost for financial reporting and Federal income tax purposes.
Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):

Assets — Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$36,781,480
Level 2 — Other Significant Observable Inputs	418,393,874
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$455,175,354

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT MONEY MARKET FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — 96.5%
Alaska — 1.9%
Valdez Marine Terminal, Ser B, RB, VRBD, BP Pipleline, Inc.,
0.95%, 12/1/08 (a)	$6,000	$6,000,000

Arizona — 2.9%
Arizona Street & Highway Revenue, RB, Prerefunded 7/1/09 @ 100, INS: FSA,
5.25%, 7/1/09	1,000	1,020,135
City of Phoenix, Civic Improvement Corp. Wastewater System, TECP, INS: Dexia Credit Local,
1.60%, 1/7/09	3,000	3,000,000
Salt River Project Agricultural Import & Power District, TECP,
2.30%, 12/8/08	5,000	5,000,000

		9,020,135

Colorado — 0.9%
Metro Wastewater Reclamation District Colorado Sewer, Ser B, RB, INS: GO of District,
5.00%, 4/1/09	2,715	2,742,938

Connecticut — 0.8%
Connecticut State, Ser A, GO, VRDB, INS: Landesbank Hessen-Thuringen Girozentrale,
0.95%, 12/4/08 (a)	2,500	2,500,000

Georgia — 1.6%
Metropolitan Atlanta Rapid Transit Authority, Sales Tax, TECP, INS: Dexia Credit Local,
1.68%, 1/8/09	5,000	5,000,000

Illinois — 4.0%
Chicago Water Revenue, Sub Ser 04-3, RB, VRDB, LOC: State Street Bank & Trust Co.,
0.65%, 12/4/08 (a)	1,000	1,000,000
City of Chicago IL, Ser A, Prerefunded 1/01/09 @101, GO, INS: FGIC,
5.00%, 1/1/09	1,730	1,751,377
City of Chicago IL, Ser F, GO, VRDB, INS: SPA: Banco Bilbao Vizcaya,
0.80%, 12/1/08 (a)	1,200	1,200,000
Cook County, Capital Improvements, Ser B, GO, VRDB, INS: Landesbank Hessen-Thurigen,
0.80%, 12/3/08 (a)	2,600	2,600,000
Illinois Educational Facilities Authority, RB, VRDB, Art Institution of Chicago, INS: SPA: Bank of America Illinois,
0.90%, 12/3/08 (a)	4,000	4,000,000
Illinois Finance Authority, Depaul University, TECP, INS: U.S. Bank,
1.70%, 12/11/08	2,000	2,000,000

		12,551,377

Indiana — 0.9%
Indiana State Finance Authority, Trinity Health, Ser D-2, RB, VRDB,
0.65%, 12/3/08 (a)	3,000	3,000,000

Iowa — 1.8%
Iowa Higher Education Loan Authority, RB, Anticipation Notes-Private Education, Ser E, LOC: U.S. Bank NA, INS: Transamerica Life Insurance,
3.00%, 5/20/09	5,500	5,522,568

Kentucky — 0.9%
Berea Educational Facilities, Berea College, Ser B, RB, VRDB,
1.35%, 12/1/08 (a)	2,700	2,700,000

Louisiana — 1.6%
Louisiana Public Facilities Authority, Hospital Revenue, Franciscan, Ser D, RB, VRDB, LOC: JPMorgan Chase Bank,
0.80%, 12/1/08 (a)	5,000	5,000,000

Maryland — 4.5%
Baltimore IDA, RB, VRDB, LOC: Bayerische Landesbank,
0.95%, 12/3/08 (a)	5,055	5,055,000
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins University, TECP, INS: Johns Hopkins,
1.60%, 12/10/08	5,500	5,500,000
University Systems of Maryland, COP, VRDB, College Park Business School, INS: Bank of America,
1.08%, 12/4/08 (a)	2,700	2,700,000
Worcester County, GO,
3.00%, 3/1/09	1,000	1,003,204

		14,258,204

Massachusetts — 8.3%
Commonwealth of Massachusetts, Ser G, TECP, INS: BNP Paribas,
1.45%, 1/9/09	4,000	4,000,000
Massachusetts Health & Educational Facilities Authority, RB, VRDB, Partners Healthcare System, Inc., INS: Citibank N.A.,
0.70%, 12/4/08 (a)	6,055	6,055,000
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT MONEY MARKET FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Massachusetts — Continued
Massachusetts Health and Educational Facilities Authority, TECP, Harvard University Issue, Ser EE,
3.35%, 6/11/09	$5,000	$5,000,000
Massachusetts State Central Artery, GO, VRDB, INS: State Street Bank & Trust Co.,
0.95%, 12/1/08 (a)	4,950	4,950,000
Massachusetts Water Resources Authority, Ser C, RB, VRDB, Multi- Model, LOC: Landesbank Hessen- Thuringen,
0.95%, 12/1/08 (a)	3,300	3,300,000
Massachusetts Water Resources Authority, Ser D, RB, VRDB, Multi- Model, INS: Landesbank Baden- Wurttemberg,
0.85%, 12/1/08 (a)	2,900	2,900,000

		26,205,000

Michigan — 4.7%
Michigan State, Ser A, GO,
3.00%, 9/30/09	6,000	6,046,498
University of Michigan, Ser A, RB, VRDB
0.80%, 12/1/08 (a)	4,200	4,200,000
1.35%, 12/1/08 (a)	1,500	1,500,000
University of Michigan, Ser A-2, RB, VRDB,
1.35%, 12/1/08 (a)	3,000	3,000,000

		14,746,498

Minnesota — 2.5%
Richfield Independent School District No 280, GO, School Building, Ser A,
3.00%, 2/1/09	2,400	2,404,002
Rochester Health Care, TECP
1.00%, 1/2/09	3,000	3,000,000
1.00%, 1/2/09	2,400	2,400,000

		7,804,002

Missouri — 3.5%
Missouri State Health & Educational Facilities Authority, RB, VRDB, Ranken Technical College, INS: Northern Trust Company,
1.20%, 12/1/08 (a)	8,675	8,675,000
Missouri State Health & Educational Facilities Authority, RB, VRDB, Washington University Project, Ser A, INS: JPMorgan Chase Bank,
1.38%, 12/3/08 (a)	2,340	2,340,000

		11,015,000

Montana — 0.8%
Montana Board of Investment, RB, Intercap Revolving Program, Mandatory Put on 03/02/09,
3.25%, 3/2/09 (a)	2,650	2,650,000

Nevada — 5.4%
Las Vegas Valley Water District, TECP, INS: Westdeut Land NY,
4.05%, 12/9/08	3,000	3,000,000
Reno Sales Tax Revenue, Senior Lien, Reno Project, RB, VRBD, LOC: Bank of New York,
1.05%, 12/1/08 (a)	6,600	6,600,000
Truckee Meadows Water Authority, Ser 06-A, TECP, INS: Lloyds TSB Bank,
2.10%, 12/12/08	2,500	2,500,000
1.10%, 2/12/09	5,000	5,000,000

		17,100,000

New Hampshire — 1.0%
New Hampshire Business Finance Authority, RB, VRDB, Foundation for Seacoast Health, INS: Bank of America,
0.95%, 12/4/08(a)	3,000	3,000,000

New Jersey — 0.6%
New Jersey State, Tax & Revenue Anticipation Note, Ser A,
3.00%, 6/25/09	2,000	2,005,533

New Mexico — 1.6%
Bernalillo County, GO,
4.13%, 6/1/09	1,000	1,010,517
New Mexico State, Hospital Equipment Loan Council, Presbyterian Health Care, Ser C, RB, VRDB, INS: SPA- Wells Fargo Bank N.A.,
0.75%, 12/4/08 (a)	4,000	4,000,000

		5,010,517

New York — 6.5%
Metropolitan Transportation Authority, Sub Ser G-2, RB, VRDB, LOC: BNP Paribas,
1.25%, 12/1/08 (a)	3,500	3,500,000
New York City Municipal Water Finance Authority, Water & Sewer Revenue, Sub Ser B-2, RB, VRDB, SPA: Lloyds TSB Bank,
0.75%, 12/1/08 (a)	1,460	1,460,000
New York City Transitional Finance Authority, Ser 3, Sub Ser 3-B, RB, VRDB, INS: Citigroup Global Markets,
0.80%, 12/1/08 (a)	7,400	7,400,000
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT MONEY MARKET FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
New York — Continued
New York City, GO, Sub Ser E-5, VRDB, LOC: JPMorgan Chase Bank,
0.75%, 12/1/08 (a)	$3,800	$3,800,000
0.75%, 12/1/08 (a)	2,300	2,300,000
New York State Dormitory Authority, State Personal Income Tax, Ser C, RB,
5.00%, 3/15/09	2,000	2,015,908

		20,475,908

North Carolina — 2.9%
Forsyth County, GO,
3.50%, 8/1/09	1,835	1,857,073
North Carolina State, GO, Ser F, VRDB, INS: Landesbank Baden-Wurttenberg,
0.70%, 12/3/08 (a)	2,280	2,280,000
Raleigh Comb Enterprise System, RB,
5.00%, 3/1/09	1,000	1,008,385
University of North Carolina Chapel Hill, Ser B, RB, VRDB,
0.40%, 12/3/08 (a)	4,100	4,100,000

		9,245,458

Ohio — 6.1%
Cleveland Airport System, Ser D, RB, VRDB, LOC: U.S. Bank,
1.00%, 12/4/08 (a)	4,000	4,000,000
Columbus City School District Bond Anticipation Notes, School Facilities Construction, GO,
3.75%, 12/11/08	3,000	3,000,857
Cuyahoga County Cleveland Clinic Foundation, Sub Ser B-1, RB, VRDB, INS: Bank of America,
0.80%, 12/1/08 (a)	3,000	3,000,000
Cuyahoga County Cleveland Clinic Foundation, Sub Ser B-1, RB, VRDB, INS: JPMorgan Chase & Co.,
0.80%, 12/1/08 (a)	3,500	3,500,000
Franklin County, Trinity Health System, RB, VRDB,
0.85%, 12/4/08 (a)	2,700	2,700,000
Ohio State Higher Education, Capital Facilities, Ser II-A, RB,
5.50%, 12/1/08	2,000	2,000,000
Ohio State Higher Educational Facility Commission, Cleveland Clinic Foundation, Ser B-1, RB, VRDB,
0.75%, 12/1/08 (a)	1,000	1,000,000

		19,200,857

Oklahoma — 0.3%
Oklahoma Development Finance Authority, Health System Revenue, Integrated Baptist Medical Center, Ser B, RB,
5.00%, 8/15/09	1,000	1,014,909

Oregon — 1.2%
Umatilla County Hospital Facility Authority, RB, VRDB, Catholic Health Initiatives, Ser B, INS: Bayerische Landesbank,
0.93%, 12/3/08 (a)	3,900	3,900,000

Pennsylvania — 3.8%
Delaware County IDA, RB, VRDB, INS: General Electric Capital,
0.80%, 12/3/08 (a)	5,100	5,100,000
Pennsylvania State, GO,
5.25%, 2/1/09	1,000	1,006,697
Philadelphia Authority For Industrial Development, RB, VRDB, Girard Estates Facilities Leasing, INS: Morgan Guaranty Trust,
0.80%, 12/4/08 (a)	3,000	3,000,000
Philadelphia Regional Port Authority Lease, RB,
3.00%, 9/1/09	2,745	2,767,415

		11,874,112

South Carolina — 2.2%
Berkeley County Pollution Control Facilities, RB, VRDB, Amoco Chemical Co. Project,
0.95%, 12/1/08 (a)	7,000	7,000,000

Texas — 13.5%
Harris County, Health Facilities Development Corp., Ser A-1, RB, VRDB, Methodist Hospital System,
0.60%, 12/1/08 (a)	7,500	7,500,000
Houston Higher Education Finance Corp. Rice University Project, Ser B, RB, VRDB,
0.80%, 12/1/08 (a)	2,300	2,300,000
Port Arthur Navigation District, RB, VRDB,
0.90%, 12/1/08 (a)	1,100	1,100,000
Red River Education Finance, RB, VRDB, Texas Christian University Project,
1.00%, 12/3/08 (a)	4,600	4,600,000
San Antonio, TECP, INS: Westdeutsche LB,
1.00%, 1/23/09	7,750	7,750,000
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT MONEY MARKET FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Texas — Continued
Southwest Higher Education Authority, Southern Methodist University, RB, VRDB, LOC: Landesbank Hessen-Thrgn,
1.10%, 12/1/08 (a)	$6,000	$6,000,000
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Ser G, RB, VRDB, SPA: Bank of America N.A.,
0.70%, 12/1/08 (a)	2,000	2,000,000
Texas Water Development Board Revenue, State Revolving Sub-Lien, Ser A, RB, INS: JPMorgan Chase Bank,
1.35%, 12/1/08 (a)	7,312	7,312,000
University of Texas, TECP,
3.25%, 1/14/09	4,000	4,000,000

		42,562,000

Utah — 2.2%
Intermountain Power Agency, TECP, INS: Bank of Nova Scotia,
1.90%, 1/15/09	7,000	7,000,000

Vermont — 0.3%
Vermont Municipal Bond Bank, Ser 2, RB,
4.00%, 12/1/08	1,000	1,000,000

Virginia — 4.1%
Fairfax County Industrial Development Authority, Fairfax Hospital, Ser D, RB, VRDB, INS: Liquidation Facility — Innovative Health System,
0.95%, 12/3/08 (a)	6,000	6,000,000
Peninsula Ports Authority, Coal Terminal, Dominion Term Project, Ser D, RB, VRDB, LOC: U.S. Bank NA,
1.05%, 12/1/08 (a)	2,900	2,900,000
Peninsula Ports Authority, Ser 87-A, TECP, INS: U.S. Bank NA,
1.15%, 2/10/09	4,005	4,005,000

		12,905,000

Washington — 2.9%
King County, TECP, INS: Bayerische Landesbank,
1.65%, 12/4/08	5,000	5,000,000
Port of Seattle, Ser A-1, TECP, INS: Bank of America,
1.80%, 2/5/09	4,080	4,080,000

		9,080,000

Wisconsin — 0.3%
Pleasant Prairie Pollution Control, RB, VRDB, LOC: Wells Fargo Bank,
0.90%, 12/3/08 (a)	1,000	1,000,000

TOTAL MUNICIPAL BONDS (Cost $304,090,016)		304,090,016

TOTAL INVESTMENTS IN SECURITIES — 96.5% (Cost $304,090,016) (b)		304,090,016
OTHER ASSETS IN EXCESS OF LIABILITIES — 3.5%		10,935,642

NET ASSETS — 100.0%		$315,025,658

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2008. The maturity date shown is the next scheduled demand date.

(b)	Aggregate cost for financial reporting and Federal income tax purposes.

Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):
Assets — Investments in Securities

Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	304,090,016
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$304,090,016

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Shares	Value
COMMON STOCKS — 100.3%
Autos & Transportation — 4.4%
Alexander & Baldwin, Inc. (a)	14,200	$367,070
Celadon Group, Inc. (b)	44,200	340,782
Genesee & Wyoming, Inc., CL A (b)	8,000	243,040
Kirby Corp. (b)	9,500	241,585
LKQ Corp. (b)	34,900	363,658
Old Dominion Freight Line, Inc. (b)	9,100	216,580
Wabtec (a)	5,400	208,386

		1,981,101

Building & Construction — 0.4%
Dycom Industries, Inc. (b)	28,800	171,072

Chemicals Specialty — 0.5%
Cytec Industries, Inc.	10,300	226,909

Consumer Discretionary — 13.6%
Advance Auto Parts, Inc.	10,100	306,636
Aeropostale, Inc. (a) (b)	14,300	216,216
BJ’S Restaurant, Inc. (a) (b)	18,100	177,018
Brink’s Home Security Holdings, Inc. (b)	11,500	230,000
Brinks Co.	11,500	250,355
Cardtronics, Inc. (a) (b)	57,800	77,452
Cato Corp.	28,550	398,558
CEC Entertainment, Inc. (a) (b)	13,500	232,335
Dick’s Sporting Goods, Inc. (b)	9,100	114,751
Dollar Tree Stores, Inc. (a) (b)	11,700	495,612
Genesco, Inc. (b)	9,100	122,486
Jack in the Box, Inc. (b)	14,200	248,500
Lululemon Athletica, inc. (a) (b)	17,000	166,940
Meredith Corp. (a)	6,900	111,366
PetSmart, Inc.	17,300	303,615
RHI Entertainment, Inc. (b)	34,100	139,469
Ross Stores, Inc.	13,500	357,750
Service Corp. International	50,000	291,000
The Men’s Wearhouse, Inc. (a)	16,000	170,240
Titan Machinery, Inc. (a) (b)	35,700	417,333
Tractor Supply Co. (b)	6,500	249,470
Ulta Salon, Cosmetics & Fragrance, Inc. (a) (b)	22,900	164,422
Under Armour, Inc., CL A (a) (b)	8,700	200,013
United Stationers, Inc. (b)	10,400	330,824
Warnaco Group, Inc. (b)	7,200	128,880
Wolverine World Wide	9,200	177,284

		6,078,525

Consumer Staples — 0.7%
Del Monte Foods Co.	55,700	329,744

Energy — 5.8%
Arch Coal, Inc.	6,700	103,046
Atwood Oceanics, Inc. (b)	10,500	190,050
Carbo Ceramics, Inc. (a)	10,600	507,740
Goodrich Petroleum Corp. (a) (b)	10,800	389,556
ION Geophysical Corp. (a) (b)	49,500	148,500
Newfield Exploration Co. (b)	15,100	340,958
T-3 Energy Services, Inc. (b)	16,500	216,975
Whiting Petroleum Corp. (b)	13,800	528,540
Willbros Group, Inc. (a) (b)	22,000	181,940

		2,607,305

Financial Services — 22.0%
Amerisafe, Inc. (b)	25,300	409,860
Bank of Hawaii Corp. (a)	12,600	562,086
Boston Private Financial (a)	31,600	218,356
Brandywine Realty Trust (a)	20,222	99,492
Community Bank System, Inc. (a)	8,800	202,928
CVB Financial Corp. (a)	15,400	172,942
East West Bancorp, Inc. (a)	28,900	427,720
Education Realty Trust, Inc.	22,900	102,363
First Midwest Bancgroup, Inc. (a)	17,100	314,811
Hancock Holding Co. (a)	12,300	530,253
Harleysville Group	13,600	512,448
Highwoods Properties, Inc. (a)	17,200	410,736
Independent Bank Corp. (a)	11,500	272,435
Infinity Property & Casualty Corp. (a)	10,200	468,078
IPC Holdings, Ltd.	11,200	313,600
Knight Capital Group, Inc., CL A (b)	34,000	562,700
NBT Bancorp, Inc.	18,600	493,272
Platinum Underwriters (a)	18,500	568,505
ProAssurance Corp. (b)	4,800	262,032
Provident Bankshares (a)	25,600	241,152
S&T Bancorp, Inc.	6,000	203,940
Selective Insurance Group (a)	25,000	574,000
Stancorp Financial Group	8,200	273,142
Sterling Bancshares, Inc. (a)	50,100	335,670
Washington Real Estate Investment Trust (a)	15,900	420,873
WesBanco, Inc.	8,200	211,806
WR Berkley Corp.	23,600	670,948

		9,836,148

Health Care — 19.2%
Abraxis BioScience, Inc. (b)	15,400	897,974
Acadia Pharmaceuticals, Inc. (a) (b)	74,400	95,232
Advanced Medical Optics, Inc. (b)	35,700	207,417
Affymetrix, Inc. (b)	19,300	52,882
Align Technology, Inc. (a) (b)	40,100	280,700
AMN Healthcare Services, Inc. (b)	30,600	272,952
ArthroCare Corp. (b)	7,200	94,176
Biodel, Inc. (b)	14,500	39,875
Caraco Pharmaceutical Laboratories, Ltd. (b)	11,700	50,778
Cardiome Pharma Corp. (a) (b)	28,100	119,144
Celera Corp. (b)	42,200	411,028
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Shares	Value
COMMON STOCKS — Continued
Health Care — Continued
Charles River Laboratories International, Inc. (b)	9,300	$212,040
Cougar Biotechnology, Inc. (a) (b)	19,000	459,800
Emergency Medical Services Corp. (a) (b)	11,500	390,080
Gen-Probe, Inc. (b)	6,300	232,155
Health Net, Inc. (b)	12,600	113,526
Healthcare Services Group (a)	38,600	613,740
Hill-Rom Holdings, Inc. (a)	7,800	160,212
Medarex, Inc. (b)	138,100	697,405
OSI Pharmaceuticals, Inc. (b)	17,000	632,400
Par Pharmaceutical Cos., Inc. (b)	20,100	234,366
Regeneron Pharmaceuticals, Inc. (b)	15,800	244,268
Sepracor, Inc. (a) (b)	59,500	699,720
Steris Corp. (a)	15,100	417,515
Syneron Medical, Ltd. (b)	23,400	171,054
Universal Health Services, Inc.	9,100	338,065
Wright Medical Group, Inc. (b)	19,000	322,240
ZymoGenetics, Inc. (a) (b)	43,000	116,530

		8,577,274

Industrials — 1.8%
Gardner Denver, Inc. (b)	12,300	304,425
Regal-Beloit Corp.	7,000	235,480
Titan International, Inc.	29,700	283,338

		823,243

Information Technology — 19.3%
Aecom Technology Corp. (b)	17,500	463,575
ANSYS, Inc. (b)	12,262	353,882
Ariba, Inc. (b)	48,900	393,645
Atheros Communications (a) (b)	29,600	432,160
Blue Coat Systems, Inc. (a) (b)	25,700	228,473
Cavium Networks, Inc. (a) (b)	47,200	512,120
Checkpoint Systems, Inc. (b)	18,000	208,080
Cirrus Logic, Inc. (a) (b)	68,000	286,960
Compuware Corp. (b)	35,800	227,330
Concur Technologies, Inc. (a) (b)	12,000	329,400
Data Domain, Inc. (a) (b)	28,700	466,375
F5 Networks, Inc. (b)	22,900	570,210
FMC Corp.	12,800	559,360
Jack Henry & Associates, Inc.	15,200	279,832
LAM Research Corp. (b)	3,100	62,620
Microsemi Corp. (a) (b)	39,400	767,906
Nuance Communications, Inc. (b)	7,400	67,932
Parametric Technology Corp. (b)	27,100	313,276
Premiere Global Services, Inc. (b)	28,250	172,325
QAD, Inc.	23,300	94,831
Sybase, Inc. (a) (b)	31,800	783,552
Synopsys, Inc. (b)	24,300	389,529
Tech Data Corp. (b)	21,400	373,216
TriQuint Semiconductor, Inc. (b)	101,700	262,386
Varian Semiconductor Equipment Associates, Inc. (b)	3,300	60,720

		8,659,695

Machinery — 1.4%
Bucyrus International, Inc.	18,200	355,446
Middleby Corp. (a) (b)	7,800	252,486

		607,932

Materials & Processing — 6.1%
Albemarle Corp. (a)	15,600	317,148
Crown Holdings, Inc. (b)	23,700	380,385
Dynamic Materials Corp. (a)	24,300	386,370
Harsco Corp.	10,500	264,075
Hexcel Corp. (b)	41,300	309,750
Kaiser Aluminum Corp.	5,300	111,883
M.D.C. Holdings, Inc.	13,600	421,600
Valspar Corp.	15,700	308,034
Walter Industries, Inc.	12,000	218,880

		2,718,125

Producer Durables — 2.2%
Actuant Corp., CL A	20,800	373,152
Lincoln Electric Holdings, Inc.	5,900	269,571
Tetra Tech, Inc. (b)	17,000	340,680

		983,403

Restaurants — 0.5%
Texas Roadhouse, Inc. (a) (b)	37,300	208,507

Utilities — 2.4%
Black Hills Corp.	6,600	170,346
El Paso Electric Co. (a) (b)	24,000	432,480
Southwest Gas Corp.	17,700	458,430

		1,061,256

TOTAL COMMON STOCKS (Cost $59,754,846)		44,870,239

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN(c) — 30.2%
Investment in securities lending short term investment portfolio		13,505,542

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (Cost $14,496,075)		13,505,542

TOTAL INVESTMENTS IN SECURITIES — 130.5% (Cost $74,250,921) (d)		58,375,781
LIABILITIES IN EXCESS OF OTHER ASSETS — (30.5)%		(13,627,528)

NET ASSETS — 100.0%		$44,748,253

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J in Notes to Financial Statements.)

(b)	Non-income producing security.

(c)	See Note 1J in Notes to Financial Statements.

(d)	Aggregate cost for Federal income tax purposes is $74,250,921.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$4,574,903
Excess of tax cost over value:	$(20,450,043)
Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):
Assets — Investments in Securities

Valuation Inputs	Market Value
Level 1 — Quoted Prices	$44,870,239
Level 2 — Other Significant Observable Inputs	10,109,406
Level 3 — Significant Unobservable Inputs	3,396,136

Total Assets — Investments in Securities	$58,375,781

Assets — Other Assets*

Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	275,322

Total Assets — Other Assets*	$275,322

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determined fair value:

Assets Investments in Securities	Market Value
Balance as of May 31, 2008	$1,699,250
Accrued discounts/premiums	58,296
Realized gain (loss)	6,823
Changed in unrealized appreciation (depreciation)	(990,533)
Net purchases (sales)	2,622,300
Transfers in and/or out of Level 3	—

Balance as of November 30, 2008	$3,396,136

Assets — Other Assets*

Valuation Inputs	Market Value
Balance as of May 31, 2008	$—
Net increase	275,322

Balance as of November 30, 2008	$275,322

*	Represents receivable for securities lending collateral shortfall.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Shares	Value
COMMON STOCKS — 95.1%
Australia — 2.7%
Amp Ltd. (a)	436,983	$1,547,128
BHP Billiton Ltd. (a)	14,194	285,252
Foster’s Group Ltd. (a)	335,931	1,210,522
Newcrest Mining Ltd. (a)	6,039	97,330
Orica Ltd. (a)	41,296	422,507
OZ Minerals Ltd. (a)	2,482,896	911,240
Rio Tinto Ltd. (a)	5,399	166,489
Santos Ltd. (a)	231,607	2,298,408

		6,938,876

Austria — 0.7%
Flughafen Wien AG (a)	6,788	266,893
OMV AG (a)	6,751	170,555
Telekom Austria AG (a)	101,398	1,358,128

		1,795,576

Belgium — 0.3%
KBC Groep NV (a)	24,018	728,718

Bermuda — 0.0%
Central European Media Enterprises Ltd. (c)	3,393	52,150

Canada — 1.3%
Barrick Gold Corp.	27,649	819,750
Eldorado Gold Corp. (c)	25,130	144,879
Encana Corp.	39,032	1,834,523
Ivanhoe Mines Ltd. (c)	16,085	37,612
Kinross Gold Corp.	24,921	367,325
Research In Motion Ltd. (c)	1,923	81,670
Talisman Energy, Inc.	9,461	87,271

		3,373,030

China — 0.0%
Beijing Capital International Airport Co., Ltd. (a)	140,578	75,150

Czech Republic — 0.8%
Komercni Banka A/S (a)	14,394	2,162,993

Denmark — 0.3%
ALK-Abello A/S (a)	733	74,926
Novo Nordisk A/S, Class B (a)	11,254	575,154

		650,080

Finland — 0.8%
Nokia Oyj (a)	131,387	1,858,991
Orion Oyj (a)	6,556	95,932
Pohjola Bank PLC (a)	823	10,579
Stora Enso Oyj, R Shares (a)	22,346	182,299

		2,147,801

France — 11.5%
Accor SA (a)	1,372	52,863
Aeroports de Paris (a)	7,317	417,763
Air Liquide (a)	1,529	130,195
Alstom SA (a)	6,654	354,978
Bouygues (a)	5,841	240,759
Carrefour SA (a)	10,699	403,505
Casino Guichard-Perrachon SA (a)	2,099	128,394
Cie de Saint-Gobain (a)	8,896	358,268
Electricite de France (a)	74,746	4,340,185
Eurazeo (a)	1	31
France Telecom SA (a)	103,993	2,684,706
GDF Suez (a)	40,227	1,619,251
Groupe Danone (a)	28,037	1,616,251
L’Oreal SA (a)	3,647	294,742
Lafarge SA (a)	4,321	238,900
Legrand SA (a)	136,493	2,166,616
LVMH Moet Hennessy Louis Vuitton SA (a) (b)	7,596	432,903
Remy Cointreau SA (a)	942	33,353
Sanofi-Aventis SA (a)	40,974	2,273,616
Schneider Electric SA (a)	2,774	175,460
Sgam ETF Flexible Dow Jones Euro Stoxx 50 (a) (c)	48,101	2,192,686
Suez Environment SA (a) (c)	5,503	94,796
Total SA (a)	114,856	6,028,020
Vallourec (a)	17,082	1,819,049
Vinci SA (a)	13,622	550,998
Vivendi (a)	29,092	824,769

		29,473,057

Germany — 7.2%
Adidas AG (a)	1,300	40,678
BASF SE (a)	17,782	571,938
Bayer AG (a)	60,103	3,124,156
Continental AG (a) (c)	16,094	1,156,695
Daimler AG (a)	2,982	94,214
Deutsche Post AG (a)	9,516	137,198
Deutsche Telekom AG (a)	115,765	1,611,551
E.ON AG (a)	143,793	5,070,651
Fraport AG Frankfurt Airport Services Worldwide (a)	21,650	750,957
Fresenius Medical Care AG & Co. KGaA (a)	13,945	609,447
Fresenius SE (a)	7,058	349,189
Henkel AG & Co KGaA (a)	1,788	44,454
Merck KGaA (a)	1,151	96,738
Rhoen Klinikum AG (a)	11,083	210,886
RWE AG (a)	39,411	3,325,988
SAP AG (a)	10,936	375,833
Siemens AG (a)	13,017	785,068

		18,355,641

Greece — 0.6%
Hellenic Telecom Organization SA (a)	6,689	96,590
OPAP SA (a)	61,430	1,523,687

		1,620,277

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Shares	Value
COMMON STOCKS — Continued
Hong Kong — 1.0%
China Merchants Holdings International Co., Ltd. (a)	65,565	$126,873
Esprit Holdings Ltd. (a)	155,700	728,607
GOME Electrical Appliances Holdings Ltd. (a)	205,495	31,611
Shun Tak Holdings Ltd. (a)	426,292	81,693
Tracker Fund of Hong Kong (a)	812,000	1,472,068

		2,440,852

Hungary — 0.7%
Magyar Telekom Telecommunications PLC (a)	66,421	196,587
OTP Bank Nyrt (a) (c)	93,910	1,387,624
Richter Gedeon Nyrt (a)	766	102,952

		1,687,163

Ireland — 2.8%
CRH PLC (a)	137,979	3,031,977
Dragon Oil PLC (a) (c)	61,468	141,128
iShares DJ Euro STOXX 50 (a)	128,813	3,995,364

		7,168,469

Italy — 2.5%
Buzzi Unicem SPA (a)	17,875	213,871
Credito Emiliano SPA (a)	23,784	123,056
ENI SPA (a)	211,599	4,801,315
Italcementi SPA (a)	5,679	63,034
UniCredit SPA (a)	520,458	1,196,657

		6,397,933

Japan — 19.9%
Aisin Seiki Co., Ltd. (a)	2,301	30,360
Asatsu-DK, Inc. (a)	35,700	823,076
Astellas Pharma, Inc. (a)	49,100	2,002,610
Canon, Inc. (a)	29,875	888,936
Central Japan Railway Co. (a)	30	253,906
Chiba Bank, Ltd. (The) (a)	253,000	1,207,767
DAIKIN Industries, Ltd. (a)	1,813	47,701
Denso Corp. (a)	4,252	70,420
East Japan Railway Co. (a)	52	400,471
Eisai Co., Ltd. (a)	1,665	56,371
Fanuc Ltd. (a)	1,409	87,091
Fuji Television Network, Inc. (a)	23	32,059
Fukuoka Financial Group, Inc. (a)	330,000	1,073,581
Honda Motor Co., Ltd. (a)	12,905	283,655
HOYA Corp. (a)	125,300	1,803,613
INPEX Holdings, Inc. (a)	231	1,479,412
ITOCHU Corp. (a)	5,000	25,349
Japan Tobacco, Inc. (a)	41	150,485
JSR Corp. (a)	76,700	833,987
Kao Corp. (a)	59,000	1,690,369
KDDI Corp. (a)	39	253,539
Keyence Corp. (a)	16,500	2,745,140
Komatsu Ltd. (a)	47,100	578,240
Kubota Corp. (a)	6,207	36,168
Kyocera Corp. (a)	18,300	1,144,552
Mitsubishi Corp. (a)	2,269	28,221
Mitsubishi Electric Corp. (a)	302,000	1,628,807
Mitsubishi Estate Co., Ltd. (a)	137,000	2,049,668
Mitsui & Co., Ltd. (a)	2,832	25,156
Mitsui Sumitomo Insurance Group Holdings, Inc. (a)	91,900	2,179,638
Murata Manufacturing Co., Ltd. (a)	64,700	2,225,683
NGK Spark Plug Co., Ltd. (a)	202,000	1,693,433
NIDEC Corp. (a)	700	35,109
Nintendo Co., Ltd. (a)	2,503	774,780
Nippon Telegraph & Telephone Corp. (a)	17	73,966
Nitto Denko Corp. (a)	45,200	757,285
NTT DoCoMo, Inc. (a)	1,399	2,320,876
Olympus Corp. (a)	1,260	26,143
Omron Corp. (a)	109,700	1,430,482
Panasonic Corp. (a)	9,256	111,088
Ricoh Co., Ltd. (a)	2,857	29,811
Rohm Co., Ltd. (a)	39,600	1,889,026
Sega Sammy Holdings, Inc. (a)	91,800	886,455
Sekisui House, Ltd. (a)	233,000	1,898,729
Seven & I Holdings Co., Ltd. (a)	2,843	80,493
Shin-Etsu Chemical Co., Ltd. (a)	1,300	49,641
Sony Corp. (a)	2,114	41,028
Sumitomo Mitsui Financial Group, Inc. (a)	796	2,920,084
Suzuki Motor Corp. (a)	3,541	47,803
T&D Holdings, Inc. (a)	115,850	4,341,858
Taiyo Nippon Sanso Corp. (a)	356,000	2,501,949
Takeda Pharmaceutical Co., Ltd. (a)	1,800	86,969
Teijin Ltd. (a)	356,000	989,657
Toyota Motor Corp. (a)	54,721	1,722,124
Yamada Denki Co., Ltd. (a)	883	45,832

		50,890,652

Luxembourg — 0.4%
ArcelorMittal (a)	40,144	966,467

Netherlands — 5.3%
Akzo Nobel NV (a)	56,674	1,936,727
CSM (a)	59,098	748,892
Heineken NV (a)	6,385	176,231
Reed Elsevier PLC (a)	4,210	49,490
Royal Dutch Shell PLC, A Shares	154,791	4,109,261
Royal KPN NV (a)	37,643	520,611
TNT NV (a)	1,966	41,173
Unilever NV (a) (b)	258,196	6,037,591

		13,619,976

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Shares	Value
COMMON STOCKS — Continued
New Zealand — 0.0%
Auckland International Airport Ltd. (a)	87,024	$84,050

Poland — 0.8%
Bank BPH SA (a) (c)	1,611	17,194
Bank Pekao SA (a)	23,112	870,306
Bank Zachodni WBK SA (a)	582	20,963
Powszechna Kasa Oszczednosci Bank Polski SA (a)	93,262	1,013,402

		1,921,865

Portugal — 0.0%
Energias de Portugal, SA	16,745	56,961

Romania — 0.1%
BRD-Groupe Societe Generale (a)	58,012	158,836

Russia — 0.3%
First Power Generating Co., SP GDR (c) (d)	25,012	8,129
Gazprom OAO, ADR	29,264	506,267
Inter Rao Ues OAO, SP GDR (c) (d)	5,434	16,302
Kuzbassenergo OJSC, SP GDR (c) (d)	1,807	2,349
Mosenergo, SP GDR (c) (d)	8,723	18,153
Open Investments OJSC (c)	114	3,990
RAO Energy System of East (c)	1,300,000	1,690
Second Wholesale Power Market Generating Co. (The), GDR (d)	6,500	5,636
Sistema-Hals, GDR (c) (d)	15,050	188,878
Sixth Wholesale Power Market Generating Co. (The), SP GDR (c) (d)	7,579	6,844
Territorial Generating Co. 14, SP GDR (c)(d)	416	1,498
TGK-1 OAO, SP GDR (c) (d)	9,932	6,952
TGK-2, SP GDR (c) (d)	1,677	2,348
TGK-4, SP GDR (c) (d)	4,121	4,533
TGK-9, SP GDR (c) (d)	4,368	4,368
Third Wholesale Power Market Generating Co. (The), SP GDR (c) (d)	10,686	6,198
Volga Territorial Generation Co., SP GDR (c) (d)	4,342	3,964
Wimm-Bill-Dann Foods OJSC (c)	1,057	15,855
Yenisei Territorial Generation Co. OJSC, SP GDR (c) (d)	4,472	2,303

		806,257

Spain — 2.3%
EDP Renovaveis SA (a) (c)	21,250	132,799
Iberdrola Renovables (a) (c)	12,418	41,799
Iberdrola SA (a)	77,616	578,538
Inditex SA (a)	2,676	89,907
Telefonica SA (a)	253,521	5,148,580

		5,991,623

Sweden — 0.3%
Getinge AB, B Shares (a)	7,487	89,519
Hennes & Mauritz AB, B Shares (a)	3,550	130,721
SSAB Svenskt Stal AB, Series A (a)	56,800	453,003
Svenska Cellulosa AB (SCA), B Shares (a)	17,817	143,758
TeliaSonera AB (a)	10,473	46,982

		863,983

Switzerland — 9.0%
ABB Ltd. (a)	8,633	111,549
BKW FMB Energie AG (a)	1,703	156,720
Compagnie Financiere Richemont SA, Series A (a)	4,462	77,957
Flughafen Zuerich AG (a)	847	191,841
Givaudan SA (a)	1,276	837,848
Holcim Ltd. (a) (b)	43,889	1,957,825
Nestle SA (a)	240,269	8,691,148
Nobel Biocare Holding AG (a)	2,095	31,998
Novartis AG (a)	104,153	4,868,661
Roche Holdings AG (a)	37,698	5,300,373
Swatch Group AG (a)	733	86,975
Synthes, Inc. (a)	629	73,118
UBS AG (a) (c)	49,953	629,309

		23,015,322

Taiwan — 0.0%
Cathay Financial Holding Co., Ltd., GDR (a)	153	1,650

Ukraine — 0.1%
Raiffeisen Bank Aval (c)	1,024,439	36,777
Ukrnafta Oil Co. (c)	3,099	48,422
Ukrsotsbank JSCB (c)	1,360,003	47,927
UkrTelecom	5,189,396	179,397

		312,523

United Kingdom — 22.4%
Anglo American PLC (a)	3,315	78,836
BG Group PLC (a)	127,133	1,820,605
BHP Billiton PLC (a)	237,186	4,314,671
BP PLC (a)	571,263	4,625,181
British American Tobacco PLC (a)	240,936	6,314,033
British Land Co. PLC, REIT (a)	112,389	909,762
Cadbury PLC (a)	267,255	2,265,390
Diageo PLC (a)	57,683	808,243
Drax Group PLC (a)	46,451	438,230
GlaxoSmithKline PLC (a)	83,439	1,445,481
Hays PLC (a)	2,118,795	2,404,443
Imperial Tobacco Group PLC (a)	243,570	6,082,909
Intercontinental Hotels Group PLC (a)	264,355	2,157,360
Ladbrokes PLC (a)	379,076	1,090,980
Lonmin PLC (a)	60,882	807,282
National Grid PLC (a)	60,590	630,056
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Shares	Value
COMMON STOCKS — Continued
United Kingdom — Continued
Reckitt Benckiser Group PLC (a)	121,095	$5,139,257
Reed Elsevier PLC (a)	348,055	2,894,041
Rio Tinto PLC (a)	10,037	250,108
Rolls-Royce Group PLC (a)	20,229	97,766
Rolls-Royce Group PLC, C Shares (a)	1,157,099	1,780
Royal Bank of Scotland Group PLC (a)	559,305	476,573
Scottish & Southern Energy PLC (a)	87,239	1,478,941
Smith & Nephew PLC (a)	75,960	566,372
Smiths Group PLC (a)	221,349	2,861,129
Tesco PLC (a)	232,302	1,054,221
Vodafone Group PLC (a)	2,543,251	4,968,661
William Morrison Supermarkets PLC (a)	50,661	188,800
Wolseley PLC (a)	251,288	1,185,089
WPP Group PLC (a)	10,412	58,113

		57,414,313

United States — 1.0%
Dr Pepper Snapple Group, Inc. (c)	117,157	1,890,927
iShares MSCI South Korea Index Fund	26,293	629,191

		2,520,118

TOTAL COMMON STOCKS (Cost $293,897,269)		243,692,362

PREFERRED STOCKS —0.2%
Germany — 0.2%
Porsche Automobile Holding SE (a)	7,965	516,519

Russia — 0.0%
Silvinit (e)	502	75,300

TOTAL PREFERRED STOCKS (Cost $478,592)		591,819

CLOSED-END INVESTMENT COMPANY — 0.1%
Australia — 0.1%
Macquarie Airports (a)	214,603	287,300

TOTAL CLOSED-END INVESTMENT COMPANY (Cost $465,144)		287,300

EQUITY-LINKED INSTRUMENTS —0.0%
Russia — 0.0%
Unified Energy System, issued by Deutsche Bank AG London-OGK4, expires 12/31/09 (d) (e)	13	15,359
Unified Energy System, issued by Deutsche Bank AG London-TGK11, expires 12/31/09 (d) (e)	13	1,689
Unified Energy System, issued by Deutsche Bank AG London-Corporate Action, expires 12/31/09 (d) (e)	13	—

TOTAL EQUITY-LINKED INSTRUMENTS (Cost $144,327)		17,048

	Shares/
	Par (000)	Value
WARRANTS — 0.1%
India — 0.1%
State Bank of India Ltd., expires 10/24/12, (exercise price $21.88) (a) (c) (d)	7,615	$168,642

TOTAL WARRANTS (Cost $168,640)		168,642

RIGHTS —0.0%
Sweden — 0.0%
Getinge AB, expires 12/18/08 (a)	7,487	1,356

TOTAL RIGHTS (Cost $—)		1,356

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (f) — 0.9%(f)
Investments in securities lending short term investment portfolio		2,341,137

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (Cost $2,506,351)		2,341,137

REPURCHASE AGREEMENTS — 1.3%
Bank of America Securities, LLC (Agreement dated 11/28/08 to be repurchased at $1,618,020 collateralized by $1,550,000 (Value $1,658,541) U.S. Government Agency Obligation, Interest rate 2.28%, due 4/24/09)

0.15%, 12/1/08	1,618	1,618,000
Wachovia Securities (Agreement dated 11/28/08 to be repurchased at $1,600,027 collateralized by $1,376,000 (Value $1,636,891) U.S. Government Agency Obligations, Interest rates from 5.57% - 6.25%, due 5/15/29 - 7/15/36)

0.20%, 12/1/08	1,600	1,600,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,218,000)		3,218,000

TOTAL INVESTMENTS IN SECURITIES — 97.7% (Cost $300,878,323) (g)		250,317,664
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.3%		5,860,848

NET ASSETS — 100.0%		$256,178,512

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

(a)	Security for which market quotations were not readily available. Security was priced in accordance with procedures adopted by the Fund’s Board of Directors.

(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer.

(c)	Non-income producing security.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Advisor, using procedures adopted by the Board of Directors, has deemed these securities to be liquid.

(e)	Illiquid restricted security. These securities represent less than 0.005% of net assets as of November 30, 2008.

(f)	See Note 1J in Notes to Financial Statements.

(g)	Aggregate cost for Federal income tax purposes is $300,878,323.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$23,946,445
Excess of tax cost over value:	$(74,507,104)
Industry Concentration Table:
(% of Total Net Assets)

Consumer Staples	16.9%
Financials	13.2%
Energy	11.7%
Materials	9.6%
Health Care	8.6%
Consumer Discretionary	8.4%
Telecommunication Services	7.6%
Industrials	7.3%
Utilities	6.2%
Information Technology	6.0%
Other	4.5%

100.0%

Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):
Assets — Investments in Securities

Valuation Inputs	Market Value
Level 1 — Quoted Prices	$3,897,042
Level 2 — Other Significant Observable Inputs	245,405,510
Level 3 — Significant Unobservable Inputs	1,015,112

Total Assets — Investments in Securities	$250,317,664

Assets — Other Assets*

Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	96,933

Total Assets — Other Assets*	$96,933

Other Financial Instruments**

Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	3,217,766
Level 3 — Significant Unobservable Inputs	—

Total Other Financial Instruments	$3,217,766

*	Represents receivable for securities lending collateral shortfall.

**	Other financial instruments include open forward foreign currency contracts.
Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determined fair value:

Assets—Investments in Securities	Market Value
Balance as of May 31, 2008	$715,676
Accrued discounts/premiums	10,079
Realized gain (loss)	1,179
Changed in unrealized appreciation (depreciation)	(165,214)
Net purchases (sales)	453,392
Transfers in and/or out of Level 3	—

Balance as of November 30, 2008	$1,015,112

Assets — Other Assets*	Market Value
Balance as of May 31, 2008	$—
Net increase	96,933

Balance as of November 30, 2008	$96,933

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
DIVERSIFIED REAL ESTATE FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS — 99.8%
Diversified — 7.7%
Eastgroup Properties, Inc.	22,570	$727,431
Vornado Realty Trust	46,230	2,470,994

		3,198,425

Financial Services — 1.1%
Fidelity National Financial, Inc., CL A	27,360	337,349
Gramercy Capital Corp. New York	113,705	129,624

		466,973

Health Care — 10.5%
HCP, Inc.	65,045	1,344,480
Medical Properties Trust, Inc.	64,616	402,558
Nationwide Health Properties, Inc.	26,725	604,787
OMEGA Healthcare Investors, Inc.	74,725	989,359
Ventas, Inc.	44,325	1,018,588

		4,359,772

Hotels — 6.1%
FelCor Lodging Trust, Inc.	89,010	150,427
Hersha Hospitality Trust	61,990	218,205
Host Hotels & Resorts, Inc.	169,933	1,277,896
LaSalle Hotel Properties	34,135	301,071
Starwood Hotels & Resorts Worldwide, Inc.	23,010	387,949
Strategic Hotels & Resorts, Inc.	52,020	52,020
Sunstone Hotel Investors, Inc.	35,770	170,623

		2,558,191

Mortgage — 3.8%
Annaly Capital Management, Inc.	109,050	1,567,048

Office Properties — 21.7%
Alexandria Real Estate Equities, Inc.	28,860	1,277,921
Boston Properties, Inc.	41,490	2,215,566
Brandywine Realty Trust	36,125	177,735
Brookfield Properties Corp.	67,760	496,003
Corporate Office Properties Trust, Inc.	58,500	1,738,035
Digital Reality Trust, Inc.	51,770	1,416,427
Douglas Emmett, Inc.	23,715	241,893
Mack-Cali Realty Corp.	23,570	447,123
SL Green Realty Corp.	52,976	1,004,425

		9,015,128

Residential — 13.0%
American Campus Communities, Inc.	30,810	689,836
AvalonBay Communities, Inc.	6,180	374,941
Camden Property Trust	16,950	448,666
Equity Residential Property	49,185	1,496,700
Essex Property Trust, Inc.	12,320	1,065,310
Mid-America Apartment Communities, Inc.	10,595	392,333
Post Properties, Inc.	10,830	169,814
UDR, Inc.	49,705	752,037

		5,389,637

Retail — 29.7%
CBL & Associates Properties, Inc.	90,490	368,294
Developers Diversified Realty Corp.	111,270	534,096
Entertainment Properties Trust	24,695	605,768
Federal Realty Investment Trust	23,350	1,350,564
Kimco Realty Corp.	115,610	1,635,881
Macerich Co.	54,630	735,320
Pennsylvania Real Estate Investment Trust	31,100	139,950
Regency Centers Corp.	51,740	1,842,461
Simon Property Group, Inc.	73,085	3,471,537
Tanger Factory Outlet Centers, Inc.	17,440	639,002
Taubman Centers, Inc.	28,815	686,950
Weingarten Realty Investors	22,365	318,925

		12,328,748

Storage — 4.1%
Public Storage, Inc.	20,735	1,449,169
U-STORE-IT Trust	49,160	270,380

		1,719,549

Warehouse/Industrial — 2.1%
AMB Property Corp.	31,155	536,489
ProLogis Trust	91,830	351,709

		888,198

TOTAL REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS
(Cost $54,247,102)		41,491,669

MONEY MARKET FUND — 0.2%
PNC Government Money Market Fund (a)	81,550	81,550

TOTAL MONEY MARKET FUND (Cost $81,550)		81,550

TOTAL INVESTMENTS IN SECURITIES — 100.0% (Cost $54,328,652) (b)		41,573,219
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(15,061)

NET ASSETS — 100.0%		$41,558,158

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
DIVERSIFIED REAL ESTATE FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

(a)	See Note 9 in Notes to Financial Statements Regarding Affiliated Issuers.

(b)	Aggregate cost for Federal income tax purposes is $54,328,652.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$7,868,925
Excess of tax cost over value:	$(20,624,358)
Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):
Assets — Investments in Securities

Valuation Inputs	Market Value
Level 1 — Quoted Prices	$41,573,219
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$41,573,219

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:
Assets — Investments in Securities

Market Value
Balance as of May 31, 2008	$1,986,221
Accrued discounts/premiums	—
Realized gain (loss)	—
Changed in unrealized appreciation (depreciation)	—
Net purchases (sales)	(1,986,221)
Transfers in and/or out of Level 3	—

Balance as of November 30, 2008	$—

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 38.1%
Fannie Mae — 11.5%
Mortgage-Backed Securities,
5.50%, 10/1/17	$653	$668,555
Notes
3.88%, 2/15/10	1,000	1,022,916
4.13%, 5/15/10	1,750	1,802,414
5.00%, 10/15/11	2,250	2,381,866
4.38%, 9/15/12	3,500	3,668,185
4.63%, 10/15/13	1,250	1,339,950

		10,883,886

Federal Home Loan Bank — 7.3%
Notes
5.25%, 9/11/09	1,000	1,026,898
5.25%, 6/11/10	2,500	2,621,607
3.00%, 9/10/10	2,250	2,278,372
3.38%, 9/10/10	1,000	1,019,060

		6,945,937

Freddie Mac — 18.1%
Mortgage Backed Securities
5.50%, 3/1/22	2,459	2,499,111
5.00%, 4/1/23	2,040	2,060,475
5.06%, 3/1/36 (a)	2,340	2,335,445
Mortgage-Backed Securities
5.50%, 4/1/22	3,387	3,442,601
5.00%, 8/1/23	1,460	1,474,026
Notes
4.13%, 9/1/09	1,000	1,017,137
4.13%, 10/18/10	1,500	1,550,056
4.88%, 11/15/13	2,500	2,702,912

		17,081,763

Temporary Liquidity Guarantee Program — 1.2%
JPMorgan Chase & Co., Guaranteed: FDIC,
3.13%, 12/1/11	1,125	1,128,510

		1,128,510

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $35,216,161)		36,040,096

CORPORATE BONDS — 36.2%
Auto — 0.7%
Ford Motor Credit Co., LLC.,
7.38%, 10/28/09	625	381,664
General Motors Acceptance Corp.,
6.00%, 12/15/11	825	294,046

		675,710

Banking & Financial Services — 19.2%
American Express Credit Co.,
7.30%, 8/20/13	1,000	949,409
Bank of America Corp.
4.25%, 10/1/10	1,000	986,753
4.38%, 12/1/10	750	746,029
Bear Stearns Cos., Inc. (The),
3.25%, 3/25/09	1,500	1,487,120
Caterpillar Financial Services Corp.,
4.70%, 3/15/12	1,300	1,268,580
Citigroup, Inc.,
5.10%, 9/29/11	2,000	1,857,602
General Electric Capital Corp.,
5.88%, 2/15/12	2,500	2,492,350
Goldman Sachs Group, Inc. (The)
6.88%, 1/15/11	1,500	1,450,755
6.60%, 1/15/12	400	374,010
Keycorp,
6.50%, 5/14/13	550	502,947
Merrill Lynch & Co.,
4.13%, 1/15/09	650	647,635
3.04%, 6/5/12 (a)	1,075	854,212
Morgan Stanley
6.75%, 4/15/11	885	834,682
5.30%, 3/1/13	1,000	855,171
National City Bank,
6.20%, 12/15/11	550	509,395
SLM Corp.,
4.00%, 1/15/10	675	602,519
Wachovia Corp.,
5.50%, 5/1/13	1,875	1,778,584

		18,197,753

Beverages — 2.3%
Dr. Pepper Snapple Group, Inc.,
6.12%, 5/1/13 (b)	180	174,757
Pepsico, Inc.,
5.15%, 5/15/12	1,000	1,032,896
4.65%, 2/15/13	950	954,437

		2,162,090

Computers — 4.5%
Hewlett-Packard Co.,
5.25%, 3/1/12	1,925	1,913,791
IBM Corp.,
4.38%, 6/1/09	2,300	2,299,850

		4,213,641

Entertainment & Leisure — 1.0%
Walt Disney Co. (The),
4.70%, 12/1/12	1,000	983,052

Food — 1.0%
Kroger Co.,
7.50%, 1/15/14	925	939,495

Hotel — 0.5%
MGM Mirage, Inc.,
8.50%, 9/15/10	750	429,375

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Par
	(000)	Value
CORPORATE BONDS — Continued
Manufacturing — 0.2%
3M Employee Stock Ownership,
5.62%, 7/15/09 (b)	$172	$173,395

Media — 0.4%
Time Warner Cable, Inc.,
8.25%, 2/14/14	400	395,343

Oil & Exploration — 1.9%
Atlantic Richfield Co.,
5.90%, 4/15/09	1,300	1,311,218
Tesoro Petroleum Corp.,
6.25%, 11/1/12	750	528,750

		1,839,968

Pharmaceuticals — 1.9%
Pfizer, Inc.,
3.30%, 3/2/09	1,750	1,754,625

Retail — 1.5%
Home Depot, Inc.,
3.75%, 9/15/09	1,500	1,462,328

Telecommunications — 1.1%
AT&T, Inc.,
5.30%, 11/15/10	1,000	992,900

TOTAL CORPORATE BONDS (Cost $36,105,243)		34,219,675

FOREIGN BONDS — 9.2%
Corporate Bonds — 9.2%
ConocoPhillips Canada,
5.30%, 4/15/12	2,000	1,990,738
Covidien International Finance SA,
5.45%, 10/15/12	875	840,296
Eksportfinans,
5.13%, 10/26/11	1,000	1,043,330
European Investment Bank,
4.63%, 3/21/12	1,000	1,059,474
HSBC Holding PLC,
7.50%, 7/15/09	1,500	1,482,234
Hutchison Whampoa International,
5.45%, 11/24/10(b)	1,500	1,468,970
Royal Caribbean Cruises, Ltd.,
8.75%, 2/2/11	725	583,625
Vedanta Resources PLC,
8.75%, 1/15/14 (b)	450	254,250

TOTAL FOREIGN BONDS (Cost $9,102,653)		8,722,917

U.S. TREASURY OBLIGATIONS — 8.1%
U.S. Treasury Notes — 8.1%
Notes
4.13%, 8/31/12 (c)	2,250	2,484,493
3.63%, 5/15/13 (c)	4,750	5,153,755

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,196,172)		7,638,248

	Par (000)/
	Shares	Value
ASSET-BACKED SECURITIES — 4.4%
AEP Texas Central Transition Funding, Class A1,
4.98%, 1/1/10	$1,345	$1,351,276
John Deere Owner Trust, 2007-A, Class A3,
5.04%, 7/15/11	1,230	1,227,232
USAA Auto Owner Trust, 2006-4, Class A4,
4.98%, 10/15/12	1,400	1,333,337
Wachovia Auto Owner Trust, 2006-A, Class A3,
5.35%, 2/22/11	277	276,098

TOTAL ASSET-BACKED SECURITIES (Cost $4,252,367)		4,187,943

COMMERCIAL MORTGAGE-BACKED SECURITIES —2.8%
Citigroup Deutsche Bank Commercial Mortgage Trust, 2007-CD4, Class A2B,
5.21%, 12/11/49	1,850	1,476,823
Commercial Mortgage Pass-Thru- Certificate, 2006-C8, Class A2B,
5.25%, 12/10/46	1,500	1,228,979

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,366,590)		2,705,802

MONEY MARKET FUND —2.0%
PNC Government Money Market Fund (d)	1,893,660	1,893,660

TOTAL MONEY MARKET FUND (Cost $1,893,660)		1,893,660

SECURITIES HELD AS COLLATERAL FOR
SECURITIES ON LOAN (e) — 5.9%
Investment in securities lending short term investment portfolio		5,547,839

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (Cost $5,949,795)		5,547,839

TOTAL INVESTMENTS IN SECURITIES — 106.7% (Cost $103,082,641) (f)		100,956,180

LIABILITIES IN EXCESS OF OTHER ASSETS — (6.7)%		(6,342,719)

NET ASSETS — 100.0%		$94,613,461

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2008.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Advisor, using procedures adopted by the Board of Directors, has deemed these securities to be liquid.

(c)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Note 1J in Notes to Financial Statements.)

(d)	See Note 9 in Notes to Financial Statements.

(e)	See Note 1J in Notes to Financial Statements.

(f)	Aggregate cost for Federal income tax purposes is $103,082,641.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$1,505,584
Excess of tax cost over value:	$(3,632,045)
Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):
Assets — Investments in Securities

Valuation Inputs	Market Value
Level 1 — Quoted Prices	$1,893,660
Level 2 — Other Significant Observable Inputs	98,124,263
Level 3 — Significant Unobservable Inputs	938,257

Total Assets — Investments in Securities	$100,956,180

Assets — Other Assets*
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	97,528

Total Assets — Other Assets*	$97,528

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determined fair value:

Assets — Investments in Securities	Market Value
Balance as of May 31, 2008	$237,184
Accrued discounts/premiums	23,927
Realized gain (loss)	2,800
Changed in unrealized appreciation (depreciation)	(401,956)
Net purchases (sales)	1,076,302
Transfers in and/or out of Level 3	—

Balance as of November 30, 2008	$938,257

Assets — Other Assets*	Market Value
Balance as of May 31, 2008	$—
Net increase	97,528

Balance as of November 30, 2008	$97,528

*	Represents receivable for securities lending collateral shortfall.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 53.4%
Fannie Mae — 23.0%
Mortgage Backed Securities
7.00%, 4/1/11	$4	$4,336
5.50%, 7/1/22	3,425	3,490,547
4.50%, 4/1/23	3,909	3,911,419
7.50%, 8/1/26	6	5,991
7.00%, 4/1/27	9	9,658
8.00%, 8/1/27	53	56,277
8.00%, 9/1/27	4	4,298
7.00%, 10/1/27	3	3,505
7.50%, 10/1/27	41	42,892
8.00%, 10/1/27	2	2,332
7.00%, 11/1/27	21	22,416
7.00%, 3/1/29	44	45,602
7.50%, 4/1/30	2	2,264
7.50%, 1/1/31	2	2,117
7.50%, 4/1/31	0	476
7.50%, 4/1/31	4	3,803
7.50%, 7/1/31	17	17,570
7.50%, 8/1/31	18	19,277
5.50%, 1/1/34	1,949	1,986,123
5.50%, 4/1/34	2,596	2,645,267
5.00%, 11/1/35	4,384	4,418,592
5.50%, 4/1/37	5,130	5,219,633
Notes,
5.00%, 2/13/17	3,125	3,308,484

		25,222,879

Freddie Mac — 28.8%
Mortgage Backed Securities
5.50%, 10/1/18	1,457	1,486,131
4.50%, 11/1/18	1,947	1,954,251
5.00%, 11/1/18	1,743	1,770,368
5.00%, 1/1/19	1,623	1,647,503
5.00%, 3/1/19	2,042	2,073,445
5.50%, 3/1/22	2,108	2,142,094
5.50%, 9/1/22	3,247	3,297,620
5.00%, 4/1/23	2,943	2,972,641
7.50%, 7/1/26	4	3,943
8.00%, 10/1/29	5	5,140
7.50%, 9/1/30	3	3,241
8.00%, 9/1/30	1	841
8.00%, 12/1/30	1	575
8.00%, 5/1/31	3	3,670
5.00%, 10/1/34	1,983	1,997,169
6.00%, 12/1/35	2,664	2,724,621
5.05%, 3/1/36(a)	2,714	2,708,331
6.00%, 4/1/37	3,508	3,586,426
6.00%, 7/1/37	2,215	2,264,675
Notes,
4.38%, 7/17/15	1,000	1,042,991

		31,685,676

Government National Mortgage Association — 0.4%
Mortgage Backed Securities
7.00%, 2/15/12	8	8,811
9.00%, 5/15/16	0	468
9.00%, 11/15/16	14	15,202
7.00%, 2/15/17	126	131,616
8.00%, 5/15/17	2	2,602
8.00%, 5/15/17	2	2,407
10.00%, 5/15/19	3	3,124
9.00%, 11/15/19	6	6,366
9.00%, 6/15/21	46	50,510
9.00%, 8/15/21	10	10,349
9.00%, 9/15/21	1	900
9.00%, 9/15/21	2	2,064
9.00%, 9/15/21	13	14,250
9.00%, 9/15/21	6	6,639
8.00%, 2/15/23	40	42,652
7.00%, 5/20/24	5	5,340
7.00%, 10/15/25	6	6,632
6.50%, 2/15/26	7	6,794
6.50%, 3/15/26	6	5,983
7.00%, 1/15/27	7	7,253
8.50%, 8/15/27	17	17,952
7.00%, 9/15/27	5	5,646
8.00%, 9/15/27	8	8,379
7.00%, 10/15/27	3	2,712
7.00%, 10/15/27	43	44,328
7.00%, 10/15/27	7	7,019
7.00%, 12/15/27	2	2,385
7.00%, 4/15/28	2	1,712
7.50%, 10/15/29	26	27,287
7.50%, 1/15/32	18	19,209

		466,591

Temporary Liquidity Guarantee Program — 1.2%
JPMorgan Chase & Co., Guaranteed: FDIC,
3.13%, 12/1/11	1,300	1,304,056

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $57,648,620)		58,679,202

CORPORATE BONDS — 32.1%
Advertising — 1.0%
Omnicom Group, Inc.,
5.90%, 4/15/16	1,350	1,069,200

Auto — 0.7%
Ford Motor Credit Co., LLC.,
7.38%, 10/28/09	760	464,103
General Motors Acceptance Corp.,
6.00%, 12/15/11	860	306,520

		770,623

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Par
	(000)	Value
CORPORATE BONDS — Continued
Banking & Financial Services — 15.9%
American Express Credit Co.,
7.30%, 8/20/13	$1,125	$1,068,085
Bank of America Corp.,
5.65%, 5/1/18	935	868,205
Bear Stearns Cos., Inc. (The)
3.65%, 1/31/11 (a)	1,750	1,619,548
7.25%, 2/1/18	540	547,605
Citigroup, Inc.
5.10%, 9/29/11	1,100	1,021,681
6.13%, 5/15/18	240	219,738
General Electric Capital Corp.,
6.75%, 3/15/32	1,300	1,183,289
Goldman Sachs Group, Inc. (The)
5.32%, 1/12/15 (a)	2,150	1,642,473
5.75%, 10/1/16	775	637,176
Keycorp,
6.50%, 5/14/13	625	571,531
Merrill Lynch & Co., Inc.
6.00%, 2/17/09	1,475	1,469,124
5.45%, 2/5/13	950	878,001
Morgan Stanley
6.75%, 4/15/11	675	636,622
5.30%, 3/1/13	900	769,654
4.75%, 4/1/14	1,075	780,506
National City Bank,
6.20%, 12/15/11	725	671,475
SLM Corp.,
4.00%, 1/15/10	865	772,116
Wachovia Corp.
5.30%, 10/15/11	850	809,719
5.50%, 5/1/13	1,385	1,313,781

		17,480,329

Beverages — 3.2%
Coca-Cola Co. (The),
5.35%, 11/15/17	1,400	1,406,380
Dr. Pepper Snapple Group, Inc.,
6.12%, 5/1/13 (b)	240	233,010
Pepsico, Inc.,
5.00%, 6/1/18	2,000	1,917,502

		3,556,892

Computers — 0.9%
IBM Corp.,
8.00%, 10/15/38	850	947,084

Diversified Manufacturing — 1.9%
Alcoa Inc.,
6.00%, 7/15/13	240	206,143
Freeport-McMoran Copper & Gold, Inc.,
8.25%, 4/1/15	760	551,615
General Electric Co.,
5.00%, 2/1/13	1,400	1,373,274

		2,131,032

Food — 1.5%
Constellation Brands, Inc.,
7.25%, 5/15/17	750	626,250
Kroger Co.,
7.50%, 1/15/14	1,050	1,066,454

		1,692,704

Food Service — 0.8%
Yum! Brands, Inc.,
6.25%, 3/15/18	1,085	894,644

Health Care — 1.7%
HCA, Inc.,
9.13%, 11/15/14	785	639,775
Johnson & Johnson,
5.95%, 8/15/37	1,175	1,237,611

		1,877,386

Hotel — 0.4%
MGM Mirage, Inc.,
8.50%, 9/15/10	750	429,375

Media — 0.4%
Time Warner Cable, Inc.,
8.25%, 2/14/14	450	444,761

Oil & Exploration — 0.5%
Tesoro Petroleum Corp.,
6.25%, 11/1/12	770	542,850

Paper & Forest Products — 0.6%
International Paper Co.,
7.40%, 6/15/14	815	669,251

Telecommunications — 2.6%
AT&T, Inc.,
6.40%, 5/15/38	1,000	821,904
Time Warner, Inc.,
5.88%, 11/15/16	800	662,562
Verizon New Jersey, Inc.,
5.88%, 1/17/12	1,400	1,314,422

		2,798,888

TOTAL CORPORATE BONDS (Cost $39,511,163)		35,305,019

U.S. TREASURY OBLIGATIONS — 6.3%
U.S. Treasury Notes — 6.3%
Bonds,
4.25%, 11/15/17	4,000	4,419,064
5.00%, 5/15/37	2,000	2,520,938

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,296,942)		6,940,002

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

	Par
	(000)/
	Shares	Value
FOREIGN BONDS — 4.0%
Corporate Bonds — 2.3%
Cia Brasileira de Bebida,
8.75%, 9/15/13	$725	$730,438
Hutchison Whampoa International,
5.45%, 11/24/10 (b)	900	881,382
Royal Caribbean Cruises, Ltd.,
8.75%, 2/2/11	775	623,875
Vedanta Resources PLC,
8.75%, 1/15/14 (b)	575	324,875

		2,560,570

Medical — 1.7%
AstraZeneca PLC,
6.45%, 9/15/37	1,175	1,126,333
Covidien International Finance, S. A.,
6.00%, 10/15/17	750	694,972

		1,821,305

TOTAL FOREIGN BONDS (Cost $5,015,961)		4,381,875

COMMERCIAL MORTGAGE-BACKED SECURITIES —3.4%
Citigroup Deutsche Bank Commercial Mortgage Trust, 2006-CD3, Class AAB,
5.61%, 10/15/48	1,100	829,663
Citigroup Deutsche Bank Commercial Mortgage Trust, 2007-CD4, Class ASB,
5.28%, 12/11/49	2,000	1,408,282
Commercial Mortgage Pass-Thru- Certificate, 2006-C8, Class A2B,
5.25%, 12/10/46	1,750	1,433,809

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,873,798)		3,671,754

MONEY MARKET FUND — 1.5%
PNC Government Money Market Fund (c)	1,679,429	1,679,429

TOTAL MONEY MARKET FUND (Cost $1,679,429)		1,679,429

TOTAL INVESTMENTS IN SECURITIES — 100.7% (Cost $115,025,913) (d)		110,657,281

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.7)%		(791,955)

NET ASSETS — 100.0%		$109,865,326

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2008.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Advisor, using procedures adopted by the Board of Directors, has deemed these securities to be liquid.

(c)	See Note 9 in Notes to Financial Statements.

(d)	Aggregate cost for Federal income tax purposes is $115,025,913.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$1,968,453
Excess of tax cost over value:	$(6,337,085)
     Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):

Assets — Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$1,679,429
Level 2 — Other Significant Observable Inputs	108,977,852
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$110,657,281

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

Assets — Investments in Securities	Market Value
Balance as of May 31, 2008	$659,644
Accrued discounts/premiums	—
Realized gain (loss)	—
Changed in unrealized appreciation (depreciation)	—
Net purchases (sales)	(659,644)
Transfers in and/or out of Level 3	—

Balance as of November 30, 2008	$—

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — 98.0%
District of Columbia — 2.5%
Washington D.C., Metropolitan Area Transit Authority, RB, Refunding INS: FGIC
6.00%, 7/1/09	$600	$613,983
INS: MBIA
5.00%, 1/1/12	500	527,220
Ser B, INS: MBIA
5.00%, 7/1/10	300	309,078

		1,450,281

Maryland — 87.9%
Annapolis Refunding Public Improvements, GO,
5.00%, 11/1/16	440	445,760
Anne Arundel County, GO,
5.00%, 3/1/16	750	791,550
GO, Prerefunded 3/1/12 @ 100
5.25%, 3/1/18	1,000	1,093,000
SO, National Business Park Project, TA, INS: County GTD,
5.13%, 7/1/22	1,000	1,021,590
SO, National Business Park Project, TA, Prerefunded 7/1/10 @ 102
7.38%, 7/1/28	800	882,880
Baltimore County, Catholic Health Initiatives, Ser A, RB
5.00%, 9/1/21	500	458,520
Refunding, Metropolitan District, GO,
5.00%, 8/1/11	750	802,763
Refunding, Pension Funding, GO,
5.13%, 8/1/12	500	505,315
Baltimore, Construction Public Improvements, Ser A, GO, INS: AMBAC
5.00%, 10/15/19	715	736,307
GO, INS: MBIA
7.00%, 10/15/10	450	486,432
Refunding, Waste Water Project, Ser A, RB, INS: FGIC
5.00%, 7/1/22	1,000	999,100
Waste Water Project, RB, Prerefunded 7/1/15 @ 100, INS: MBIA, Ser A,
5.00%, 7/1/21	1,000	1,116,660
Ser B,
5.00%, 7/1/30	1,500	1,674,990
Charles County, County Commissioners, CPI, GO,
5.00%, 3/1/12	1,000	1,070,950
5.00%, 3/1/18	1,000	1,067,020
Frederick County, Refunding, Public Facilities, GO,
5.00%, 8/1/17	1,730	1,844,786
Hartford County, GO,
5.00%, 7/15/20	600	616,974
5.00%, 7/15/22	1,290	1,308,060
Unrefunded Balance,
5.00%, 12/1/14	125	126,379
Howard County, CPI, Ser B, GO,
5.00%, 2/15/14	1,000	1,095,590
Maryland Environmental Services, Lease Revenue, Cecil County Landfill Project, RB
5.13%, 9/1/10	180	187,195
5.30%, 9/1/12	250	260,063
Maryland State Community Development Administration, Department of Housing & Community Development, Infrastructure Financing, Ser B, RB, INS: MBIA
5.13%, 6/1/17	295	298,015
5.15%, 6/1/22	385	374,062
Residential, Ser G, RB
3.70%, 9/1/09	1,000	1,018,230
Maryland State Economic Development Corp., RB Department of Transportation Headquarters,
5.00%, 6/1/15	450	474,471
Utility Infrastructure, University of Maryland, College Park Project, INS: AMBAC
5.38%, 7/1/14	490	513,309
Maryland State Health & Higher Educational Facilities Authority, RB Board of Child Care
5.38%, 7/1/32	500	442,865
Carroll Hospital Center
5.00%, 7/1/36	1,000	655,350
College of Notre Dame, INS: MBIA
5.30%, 10/1/18	460	484,467
Goucher College
5.38%, 7/1/25	500	490,040
Johns Hopkins University, Prerefunded 7/1/09 @ 101
6.00%, 7/1/39	1,000	1,038,070
Lifebridge Health, INS: Assured GTD
5.00%, 7/1/19	1,000	952,400
Pooled Loan Program, Ser A, LOC: JPMorgan Chase Bank
0.80%, 4/1/35 (a)	1,500	1,500,000
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Maryland — Continued
University of Maryland Medical System, Ser A
4.50%, 7/1/26	$200	$152,780
Upper Chesapeake Hospital, Ser A, LOC: Bank of America N.A.
0.90%, 1/1/43 (a)	1,500	1,500,000
Western Maryland Health System, Refunding, Ser A, INS: MBIA, FHA
5.00%, 7/1/21	750	693,540
Maryland State IDA, Refunding American Center for Physics, RB,
5.25%, 12/15/14	500	527,770
Maryland State Transportation Authority, Transportation Facilities Projects, RB, INS: FSA,
5.00%, 7/1/20	1,000	1,023,070
Maryland State Water Quality Financing Administration, Revolving Loan Funding, Ser A, RB,
5.00%, 3/1/24	1,175	1,176,633
Maryland State, State & Local Facilities Loan, Second Ser, GO,
5.00%, 8/1/16	2,000	2,124,360
Montgomery County, BAN, Ser A, GO,
1.00%, 6/1/26 (a)	1,300	1,300,000
Economic Development, Trinity Health Care Group, RB
5.50%, 12/1/16	930	940,974
Revenue Authority Lease, Refunding, Olney Indoor Swim Center Project, Ser C, RB
5.25%, 10/1/12	140	139,563
Montgomery County, CPI, Ser A, GO,
5.00%, 5/1/12	1,000	1,079,190
New Baltimore Board of School Commissioners, School System, RB,
5.13%, 11/1/14	455	473,332
Prince Georges County, CPI, Ser A, GO, Prerefunded 10/1/13 @ 100
5.00%, 10/1/23	1,685	1,856,853
IDA, Hyattsville District Court Facilities, Ser A, RB
6.00%, 7/1/09	345	345,483
IDA, Refunding, Upper Marlboro Justice, Ser A, RB, INS: MBIA
5.00%, 6/30/17	500	523,255
5.00%, 6/30/19	710	729,234
Woodview Village, Phase II-Sub District, SO, RB, Prerefunded 7/1/12 @ 102
7.00%, 7/1/12	1,179	1,387,282
Queen Anne’s County, Refunding, GO, INS: FGIC,
5.00%, 11/15/10	400	417,432
Saint Mary’s County, County Commissioners, St. Mary’s Hospital, GO,
5.00%, 10/1/09	880	906,858
5.00%, 10/1/20	1,000	1,030,040
Talbot County, Public Facilities, GO,
5.00%, 3/15/12	480	513,667
University of Maryland, System Auxiliary Facilities & Tuition, RB, Ser A,
5.00%, 4/1/18	1,200	1,282,944
Washington County, Public Improvements, GO INS: FGIC
5.00%, 1/1/16	675	682,668
Prerefunded 1/1/10 @ 101, INS: FGIC
5.50%, 1/1/20	300	316,563
Washington Suburban Sanitation District, General Construction, GO, Prerefunded 6/1/10 @ 100
5.25%, 6/1/24	440	463,756
Refunding, General Construction, GO,
5.00%, 6/1/19	680	708,676
Water Supply, GO,
5.00%, 6/1/20	1,000	1,030,160
Westminster Educational Facilities, McDaniel College Inc., RB
5.00%, 11/1/21	160	132,483
5.00%, 11/1/23	240	192,192
Wicomico County, Refunding, CPI, GO, INS: FGIC,
5.00%, 2/1/15	755	762,324

		51,246,245

Puerto Rico — 7.6%
Puerto Rico Commonwealth Highway & Transportation Authority, Ser D, RB, Prerefunded 7/1/12 @ 100,
5.75%, 7/1/41	1,350	1,486,580
Puerto Rico Commonwealth, Public Improvements, Ser A, GO, INS: MBIA-IBC,
5.25%, 7/1/21	1,000	923,250
Puerto Rico Electric Power Authority, Refunding, Ser SS, RB, INS: MBIA,
5.00%, 7/1/19	1,000	936,370
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Puerto Rico — Continued
Puerto Rico Public Buildings Authority, Government Facilities, Ser I, RB, Prerefunded 7/1/14 @ 100, INS: Commonwealth GTD,
5.50%, 7/1/21	$1,000	$1,118,240

		4,464,440

TOTAL MUNICIPAL BONDS
(Cost $57,924,361)		57,160,966

TOTAL INVESTMENTS IN SECURITIES — 98.0%
(Cost $57,924,361) (b)		57,160,966
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.0%		1,152,654

NET ASSETS — 100.0%		$58,313,620

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2008.

(b)	Aggregate cost for Federal income tax purposes is $57,924,361.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$728,013
Excess of tax cost over value	$(1,491,408)
Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):

Assets - Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	57,160,966
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$57,160,966

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — 98.8%
Alaska — 1.5%
Valdez Marine Terminal, RB, VRBD, BP Pipelines, Inc., Ser B,
1.25%, 7/1/37 (a)	$1,000	$1,000,000

Arizona — 5.4%
Arizona School Facilities Board Revenue, State School Improvement, RB, Prerefunded 7/1/11 @ 100,
5.50%, 7/1/12	1,395	1,519,992
Arizona State Transportation Board Highway Revenue, RB,
5.25%, 7/1/13	1,000	1,054,630
University of Arizona, University Revenue, RB, Refunding System, INS: FSA,
5.25%, 6/1/09	1,050	1,070,003

		3,644,625

California — 3.1%
California State Economic Recovery, Ser A, GO,
5.00%, 7/1/11	1,000	1,051,520
California State, Variable Purpose, GO,
5.00%, 3/1/12	1,000	1,047,770

		2,099,290

Colorado — 1.6%
Regional Transportation District, Sales Tax Revenue, Ser B, RB, INS: AMBAC,
5.25%, 11/1/11	1,000	1,074,980

Florida — 8.7%
Canaveral Port Authority Revenue, Unrefunded Balance, Refunding Port Improvement, Ser B, RB, INS: FGIC,
5.70%, 6/1/13	280	280,291
Citizens Property Insurance Corporation, Senior Secured High Risk Notes, Ser A-2, RN, INS: GO of Corporation,
4.50%, 6/1/09	1,000	1,006,350
Florida State Division of Bond Finance Department General Services Revenues, Environmental Protection- Preservation, Ser 2000-B, RB, INS: FSA,
5.25%, 7/1/13	1,810	1,827,485
Florida State, Department of Transportation Right of Way, Ser B, GO,
6.38%, 7/1/12	1,500	1,668,330
Highlands County Florida Health Facilities Authority Revenue, Hospital-Adventist/Sunbelt, Ser A, RB, Prerefunded 11/15/11 @ 101,
6.00%, 11/15/31	300	333,192
St. Lucie County Florida Public Improvement Revenue, 800 Mhz Radio System, Ser A, RB, ETM, INS: MBIA,
5.50%, 4/1/10	685	705,290

		5,820,938

Georgia — 2.6%
Clayton County School District, TAN, GO,
5.00%, 12/31/08	1,250	1,253,662
Gwinnett County School District, GO,
5.00%, 2/1/17	425	462,970

		1,716,632

Hawaii — 2.1%
Hawaii State, Ser DE, GO, INS: MBIA,
5.00%, 10/1/12	1,340	1,440,192

Illinois — 2.4%
Chicago Park District, Limited Tax, Ser C, GO, Prerefunded 7/1/11 @ 100, INS: FGIC,
5.50%, 1/1/20	1,500	1,632,420

Kansas — 1.5%
Olathe Health Facilities Revenue, Olathe Medical Center, Mandatory put 3/1/13 @ 100, Ser A, RB,
4.13%, 9/1/37 (a)	1,000	971,310

Maryland — 7.2%
Anne Arundel County, Refunding, Consolidated Water & Sewer, GO,
5.00%, 3/1/14	1,000	1,089,750
Baltimore, Waste Water Project, Ser B, RB, Prerefunded 7/1/15 @ 100, INS: MBIA,
5.00%, 7/1/30	500	558,330
Carroll County, CPI, GO,
5.00%, 11/1/11	1,000	1,072,370
Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue, Ser A, RB,
5.00%, 3/1/14	1,000	1,087,230
Prince Georges County, Refunding CPI, GO, INS: FSA,
5.50%, 5/15/09	1,000	1,019,550

		4,827,230

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Michigan — 5.8%
Detroit, Ser A, GO, INS: XLCA,
5.25%, 4/1/18	$1,000	$953,170
Michigan State Building Authority Revenue, Refunding Facilities Program, Ser 1, RB,
5.25%, 10/15/13	1,030	1,044,502
Woodhaven Brownstown School District, GO, Prerefunded 05/1/12 @ 100, INS: Q-SBLF,
5.38%, 5/1/16	1,710	1,880,932

		3,878,604

Minnesota — 3.2%
Minneapolis Health Care Systems Revenue, Allina Health System, Ser A, RB, Prerefunded 11/15/12 @ 100,
6.00%, 11/15/23	1,000	1,128,440
Scott County, Grant Anticipation Notes, GO,
4.00%, 12/1/10	1,000	1,011,290

		2,139,730

Nevada — 1.6%
Nevada State, Refunding, Ser A, GO,
5.00%, 7/1/13	1,080	1,091,761

New Hampshire — 1.5%
New Hampshire Health & Education Facilities Authority, RB, VRDB, Dartmouth College, SPA: JPMorgan Chase Bank,
0.65%, 6/1/41 (a)	1,000	1,000,000

New Jersey — 2.4%
New Jersey State Transportation Trust Fund Authority, Transportation System, Ser B, RB, ETM, INS: MBIA,
6.50%, 6/15/10	1,500	1,610,160

New York — 7.5%
New York City, Ser G, GO
5.00%, 8/1/09	1,130	1,155,515
5.00%, 8/1/11	1,000	1,048,130
New York City, Sub Ser E-5, GO, VRDB, LOC: JPMorgan Chase Bank,
0.75%, 8/1/17 (a)	500	500,000
Tobacco Settlement Financing Corp., Asset Backed, Ser A-1, RB,
5.50%, 6/1/16	1,300	1,313,156
Tobacco Settlement Financing Corp., Asset Backed, Ser B, RB,
5.00%, 6/1/12	1,000	1,040,250

		5,057,051

North Carolina — 3.6%
North Carolina State, Highway Improvement, GO,
5.00%, 5/1/14	1,000	1,074,750
University of North Carolina, University Revenue, Refunding, Ser B, RB,
5.00%, 12/1/11	1,250	1,339,988

		2,414,738

Ohio — 1.6%
Ohio State, Major New State Infrastructure Project Revenue, Ser 2008-1, RB,
5.00%, 6/15/11	1,000	1,060,230

Oklahoma — 1.6%
Oklahoma State, Refunding Building, Ser A, GO, INS: FGIC,
5.00%, 7/15/12	1,020	1,097,734

Pennsylvania — 8.2%
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Ser A, RB,
5.00%, 9/1/10	1,000	1,016,800
Pennsylvania State Higher Educational Facilities Authority, University of Scraton, RB,
5.00%, 5/1/11	1,000	1,043,080
Pennsylvania State Higher Educational Facilities Authority, College & University Revenues, Marywood University Program, RB, Prerefunded 6/1/10 @ 100, INS: MBIA,
5.50%, 6/1/18	1,430	1,512,468
Pennsylvania State, Fourth Ser, GO,
5.00%, 7/1/14	1,800	1,960,434

		5,532,782

Rhode Island — 1.6%
Rhode Island State & Providence Plantations, Refunding Consolidated Capital Development Loan, Ser A, GO,
5.00%, 7/15/13	1,000	1,082,450

South Carolina — 2.3%
South Carolina State Public Service Authority Revenue, Ser A, RB, INS: FSA,
5.00%, 1/1/13	1,460	1,575,325

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Tennessee — 3.1%
Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facilities Board of Revenue, Refunding, Vanderbilt University, Ser A, RB, INS: GO of University,
5.00%, 10/1/11	$1,000	$1,067,530
Shelby County, Public Improvement, Ser A, GO,
5.00%, 4/1/09	1,000	1,012,410

		2,079,940

Texas — 9.1%
Houston Health Facilities Development Corp., Retirement Facility Revenue, Buckingham Senior Living Community, Ser A, RB, Prerefunded 2/15/14 @ 101,
7.13%, 2/15/34	1,000	1,186,080
Houston, Ser E, GO, INS: AMBAC,
5.00%, 3/1/15	1,000	1,074,720
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Ser G, RB, VRDB, SPA: Bank of America N.A.,
0.70%, 11/15/33 (a)	1,000	1,000,000
Texas State Transportation Commission, First Tier, RB,
5.00%, 4/1/13	1,000	1,080,140
Texas Water Development Board Revenue, State Revolving Sub-Lien, Ser A, RB, INS: JPMorgan Chase Bank,
1.35%, 7/15/19 (a)	1,800	1,800,000

		6,140,940

Utah — 2.2%
Intermountain Power Agency Utah Power Supply Revenue, Ser F, RB, SPA: Morgan Stanley Bank,
3.00%, 7/1/15 (a)	1,500	1,500,000

Virginia — 5.6%
Fairfax County, Ser A, GO, Prerefunded 6/1/10 @ 101, INS: State Aid Withholding,
5.00%, 6/1/19	1,500	1,590,120
Virginia State, Ser A, GO,
5.00%, 6/1/13	2,000	2,178,420

		3,768,540

Washington — 1.8%
Richland Electric Revenue, RB, Prerefunded 5/1/11 @ 100, INS: MBIA,
5.10%, 11/1/22	1,115	1,188,612

TOTAL MUNICIPAL BONDS
(Cost $65,600,560)		66,446,214

TOTAL INVESTMENTS IN SECURITIES — 98.8%
(Cost $65,600,560) (b)		66,446,214
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		815,711

NET ASSETS — 100.0%		$67,261,925

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2008.

(b)	Aggregate cost for Federal income tax purposes is $65,600,560.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$1,032,212
Excess tax cost over value:	$(186,558)
Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):

Assets - Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	66,446,214
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$66,446,214

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
NATIONAL TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — 98.7%
Alabama — 1.3%
Auburn University, RB, General Fee Revenue, Ser A, INS: MBIA,
5.50%, 6/1/13	$1,000	$1,059,160

Alaska — 2.6%
Alaska State Housing Finance Corp., State Capital Project, Ser B, RB, INS: MBIA,
5.00%, 12/1/18	2,085	2,135,061

Arizona — 4.3%
Arizona Tourism & Sports Authority Tax RB, Multipurpose Stadium Facility, Ser A, INS: MBIA, Prerefunded 7/1/13 @ 100,
5.38%, 7/1/13	2,135	2,386,161
Scottsdale Arizona Municipal Property Corp., Excise Tax RB, Water & Sewer Development Project, Ser A,
5.00%, 7/1/12	1,000	1,075,440

		3,461,601

California — 14.8%
California Health Facilities Financing Authority RB, Catholic Healthcare West Refunding, Mandatory Put 7/1/14 @ 100, Ser I, VRDB,
4.95%, 7/1/26 (a)	1,800	1,713,168
California State Economic Recovery, Ser A, GO,
5.00%, 7/1/11	1,250	1,314,400
California State, GO
5.00%, 12/1/15	2,000	2,102,280
5.00%, 10/1/18	3,000	3,038,580
Glendale Unified School District, Ser D, GO, INS: MBIA,
5.25%, 9/1/17	1,500	1,548,570
Golden State Tobacco Securitization Corp., Tobacco Settlement RB, Ser 2003 A1, Prerefunded 6/1/13 @ 100,
6.75%, 6/1/39	2,000	2,286,020

		12,003,018

Florida — 5.4%
Fleming Island Plantation Community Development District, Special Assessment, Ser B, Prerefunded 5/1/10 @ 101,
7.38%, 5/1/31	2,000	2,173,240
Lee County Transportation Facilities, Refunding, Ser A, RB, INS: AMBAC,
5.50%, 10/1/14	1,000	1,050,050
Miami-Dade County Educational Facilities Authority, University of Miami, Ser A, INS: AMBAC, Prerefunded 4/1/14 @ 100,
5.00%, 4/1/22	1,000	1,104,500

		4,327,790

Illinois — 5.3%
Chicago, Refunding, Ser A-2, GO, INS: AMBAC,
6.25%, 1/1/13	1,000	1,100,030
Illinois Educational Facilities Authority Student Housing RB, Educational Advancement Fund, University Center Project, Prerefunded 5/1/12 @ 101,
6.00%, 5/1/22	1,000	1,126,080
Illinois State, First Ser, GO, INS: FSA,
5.50%, 4/1/16	1,450	1,530,939
Will Grundy Counties, Community College District No.525, Joilet Jr. College, GO,
6.25%, 6/1/24	500	529,340

		4,286,389

Massachusetts — 8.0%
Massachusetts Bay Transportation Authority, Assessment, Ser A, RB,
4.00%, 7/1/15	2,000	2,055,880
Massachusetts Bay Transportation Authority, General Transportation System, Ser C, GO, INS: FGIC,
5.50%, 3/1/13	3,000	3,291,660
Massachusetts State Water Pollution Abatement Trust Refunding, Pool PG, RB,
5.25%, 8/1/17	1,000	1,092,980

		6,440,520

Michigan — 6.5%
Detroit Sewer Disposal RB, Refunding Second Lien, Ser C, INS: MBIA,
5.00%, 7/1/12	1,000	1,042,820
Michigan State Building Authority RB, Refunding Facilities Program, Ser I,
5.13%, 10/15/20	1,000	970,110
Southfield Library Building Authority, Refunding, GO, INS: MBIA,
5.00%, 5/1/17	1,135	1,193,997
Warren Consolidated School District, Refunding, GO,
5.25%, 5/1/17	1,930	2,028,198

		5,235,125

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
NATIONAL TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Minnesota — 1.3%
Minnesota State, Ser A, GO,
5.00%, 6/1/17	$1,000	$1,084,160

Missouri — 1.3%
Missouri State Highways & Transportation Commission, State Road RB, Second Lien,
5.00%, 5/1/17	1,000	1,075,230

Nevada — 1.3%
Clark County Passenger Facility Charge, RB, Las Vegas-McCarran International Airport, Ser A,
5.00%, 7/1/12	1,000	1,028,290

New Jersey — 3.9%
New Jersey Economic Development Authority RB, School Facility Construction T1, INS: FSA,
5.00%, 9/1/11	3,000	3,180,390

New York — 9.0%
New York City, Ser H, GO,
5.00%, 8/1/11	1,250	1,310,163
New York State Dormitory Authority, RB, Non State Supported Debt, Residential Institution for Children, INS: SONYMA,
5.00%, 6/1/15	650	693,745
New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, New York City Municipal Water Project, Ser B, RB,
5.25%, 6/15/16	1,350	1,420,065
New York State Thruway Authority, Highway & Bridge Trust Fund, Refunding, Ser C, RB, INS: MBIA,
5.25%, 4/1/11	2,000	2,116,100
Tobacco Settlement Financing Corp., Asset Backed, Ser A-1, RB,
5.50%, 6/1/16	1,690	1,707,103

		7,247,176

North Carolina — 1.1%
North Carolina Medical Care Commission Health Systems RB, Mission Health Combined Group,
5.00%, 10/1/22	1,000	924,020

Ohio — 1.6%
Richland County Hospital Facilities Improvements RB, MedCentral Health, Ser B, Prerefunded 11/15/10 @ 101,
6.38%, 11/15/30	1,165	1,271,306

Pennsylvania — 10.6%
Allegheny County Hospital Development Authority RB, University of Pittsburgh Medical Center, Ser A,
5.00%, 9/1/11	1,000	1,014,250
Chester County, Unrefunded Balance, GO,
5.50%, 11/15/15	2,235	2,370,150
Mifflin County Hospital Authority, RB, INS: Radian, Prerefunded 01/01/11 @ 101,
6.00%, 7/1/15	1,895	2,063,807
Northampton County General Purpose Authority, Lafayette College, RB,
5.00%, 11/1/18	1,575	1,673,611
Pennsylvania Higher Educational Facilities Authority RB, Association of Independent Colleges & Universities, Ser-FF2, INS: Radian,
5.00%, 12/15/16	1,425	1,478,366

		8,600,184

Puerto Rico — 1.4%
Puerto Rico Electric Power Authority, Power Revenue, Ser RR, RB, INS: FGIC, Prerefunded 7/01/15 @ 100,
5.00%, 7/1/35	1,000	1,123,000

South Carolina — 2.4%
Columbia COP, Tourism Development Fee Pledge, INS: AMBAC,
5.25%, 6/1/17	1,895	1,978,873

Texas — 13.2%
Austin Independent School District, Refunding, GO, INS: PSF-GTD,
5.00%, 8/1/16	2,500	2,709,750
Harris County, Health Facilities Development Corp., Methodist Hospital System, Ser A-1, RB, VRDB,
1.10%, 12/1/41 (a)	1,000	1,000,000
Harris County, Unrefunded Balance, GO,
5.38%, 10/1/16	1,465	1,533,445
North Texas Municipal Water District, Regional Waste Water, RB,
5.00%, 6/1/19	1,000	1,028,160
North Texas Thruway Authority RB, Refunding System, First Tier, Ser A,
6.00%, 1/1/20	1,000	1,002,720
Southwest Higher Education Authority, Southern Methodist University, RB, VRDB, LOC: Landesbank Hessen-Thrgn,
0.60%, 7/1/15 (a)	800	800,000
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
NATIONAL TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Concluded
November 30, 2008
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Texas — Continued
Tarrant County, Cultural Education Facilities Finance Corp., Texas Health Resources, Ser D, RB, VRDB, SPA: JP Morgan Chase Bank,
0.70%, 11/15/19 (a)	$1,000	$1,000,000
Texas Water Development Board Revenue, State Revolving Sub-Lien, Ser A, RB, INS: JPMorgan Chase Bank,
1.35%, 7/15/19 (a)	1,600	1,600,000

		10,674,075

Washington — 2.7%
Energy Northwest Washington Electric RB, Refunding Columbia Generating, Ser A,
5.50%, 7/1/15	2,000	2,205,960

Wisconsin — 0.7%
Wisconsin State Transportation, RB, Ser A,
5.00%, 7/1/18	500	528,030

TOTAL MUNICIPAL BONDS
(Cost $80,121,562)		79,869,358

TOTAL INVESTMENTS IN SECURITIES — 98.7%
(Cost $80,121,562) (b)		79,869,358
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%		1,084,621

NET ASSETS — 100.0%		$80,953,979

(a)	Variable or floating rate security. Rate disclosed is as of November 28, 2008.

(b)	Aggregate cost for Federal income tax purposes is $80,121,562.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$840,114
Excess of tax cost over value:	$(1,092,318)
Summary of inputs used to value the Fund’s net assets as of November 30, 2008 is as follows (See Note 1A in Notes to Financial Statements):

Assets - Investments in Securities
Valuation Inputs	Market Value
Level 1 - Quoted Prices	$—
Level 2 - Other Significant Observable Inputs	79,869,358
Level 3 - Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$79,869,358

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INVESTMENT ABBREVIATIONS

AMBAC	American Municipal Bond Insurance Corp.
BAN	Bond Anticipation Note
CL	Class
COP	Certificate of Participation
CPI	Consolidated Public Improvement
ETF	Exchange Traded Fund
ETM	Escrowed to Maturity
FDIC	Federal Deposit Insurance Corporation
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FSA	Federal Security Assurance
FSCA	Federal and Federally Sponsored Credit Agencies
GDR	Global Depository Receipt
GTD	Guaranteed
GO	General Obligation
IDA	Industrial Development Agency
INS	Insured
LLC	Limited Liability Co.
LOC	Letter of Credit
MBIA	Municipal Bond Insurance Association
MBIA-IBC	MBIA Insured Bond Certificate
PLC	Public Liability Co.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bond
REIT	Real Estate Investment Trust
Ser	Series
SO	Special Obligation
SONYMA	State of New York Mortgage Agency
SP ADR	Sponsored ADR
SP GDR	Sponsored GDR
SPA	Standby Purchase Agreement
TA	Tax Allocation
TAN	Tax Anticipation Notes
TECP	Tax-Exempt Commercial Paper
TLGP	Temporary Liquidity Guarantee Program
VRDB	Variable Rate Demand Bond
XLCA	XL Capital Assurance

[THIS PAGE INTENTIONALLY LEFT BLANK]

PNC Funds, Inc.
Statements of Assets and Liabilities
November 30, 2008
(Unaudited)

	Prime	Government	Tax-Exempt
	Money	Money	Money	Capital		International	Diversified
	Market	Market	Market	Opportunities		Equity	Real Estate
	Fund	Fund	Fund	Fund		Fund	Fund
ASSETS
Unaffiliated investments in securities, at cost	$569,577,912	$368,235,975	$304,090,016	$74,250,921		$297,660,323	$54,247,102
Affiliated investments in securities at cost##	—	—	—	—		—	81,550
Repurchase agreements, at cost and value	79,509,067	86,939,379	—	—		3,218,000	—
Net unrealized appreciation (depreciation) on unaffiliated investments	—	—	—	(15,875,140)		(50,560,659)	(12,755,433)

Total Investment in Securities *	649,086,979	455,175,354	304,090,016	58,375,781		250,317,664	41,573,219

Cash	—	—	10,307,648	—		72,574	—
Foreign currency, at value **	—	—	—	—		39,872	—
Unrealized appreciation on spot foreign currency exchange contracts	—	—	—	—		20,343	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—		7,230,405	—
Interest and dividends receivable	1,036,104	890,825	938,770	52,957		1,201,156	134,879
Receivable for capital shares issued	—	—	—	—		—	—
Receivable for investments sold	—	—	—	2,525,665		5,073,048	—
Receivable for securities lending collateral shortfall***	—	—	—	275,322		96,933	—
Reclaims receivable	—	—	—	—		177,945	—
Receivable from Investment Advisor	—	—	—	—		71,377	—
Prepaid expenses and other assets	15,167	4,477	3,012	8,178		27,727	8,486

Total Assets	650,138,250	456,070,656	315,339,446	61,237,903		264,329,044	41,716,584

LIABILITIES
Cash overdraft	—	—	—	1,421,158	#	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—		4,012,639	—
Unrealized depreciation on spot foreign currency contracts	—	—	—	—		98,695	—
Distributions payable	738,363	506,727	197,806	—		—	—
Payable for capital shares redeemed	—	—	—	296,765		634,571	106,698
Payable for investments purchased	—	—	—	175,564		326,722	—
Payable for return of collateral received for securities on loan	—	—	—	14,496,075		2,506,351	—
Accrued expenses and other payables:
Investment advisory fees	121,078	78,426	53,094	67,635		395,662	22,858
Fund administration fees	65,956	47,466	32,553	4,999		27,074	4,717
Accounting fees	8,027	7,560	7,579	2,200		20,935	1,035
Audit fees	4,516	4,512	4,801	5,234		—	—
Legal fees	2,425	9,192	10,875	10,058		1,093	10,297
Transfer agent fees	1,960	—	—	—		489	—
Distribution and service fees	57,124	908	485	313		767	352
Other	73,053	32,027	6,595	9,649		125,534	12,469

Total Liabilities	1,072,502	686,818	313,788	16,489,650		8,150,532	158,426

NET ASSETS	$649,065,748	$455,383,838	$315,025,658	$44,748,253		$256,178,512	$41,558,158

*	Includes value of securities on loan of $13,820,223; $2,366,591 and $5,885,911 for Capital Opportunities Fund, International Equity Fund and Limited Maturity Bond Fund, respectively.

**	Foreign currency held at cost for the International Equity Fund is $39,404.

#	See Note 6 in Notes to Financial Statements.

##	See Note 9 in Notes to Financial Statements.

***	See Note IJ in Notes to Financial Statements.

Amounts designated as “-” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Assets and Liabilities
November 30, 2008
(Unaudited)

			Tax-Exempt
Limited	Total	Maryland	Limited	National
Maturity	Return	Tax-Exempt	Maturity	Tax-Exempt
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
$101,188,981	$113,346,484	$57,924,361	$65,600,560	$80,121,562
1,893,660	1,679,429	—	—	—
—	—	—	—	—
(2,126,461)	(4,368,632)	(763,395)	845,654	(252,204)

100,956,180	110,657,281	57,160,966	66,446,214	79,869,358

—	—	345,984	71,999	233,025
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
926,794	923,024	902,270	919,822	1,119,947
61,052	89,697	80,335	25,725	12,059
12,313	14,279	—	—	—
97,528	—	—	—	—
—	—	—	—	—
—	—	16,672	—	—
4,376	5,778	6,436	5,432	6,378

102,058,243	111,690,059	58,512,663	67,469,192	81,240,767

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
304,579	450,918	136,106	137,865	191,671
967	—	10,000	29,706	49,308
1,124,303	1,299,194	—	—	—
5,949,795	—	—	—	—
30,819	35,368	23,912	10,110	14,546
9,771	11,185	5,978	6,882	8,320
3,257	5,331	3,644	3,034	3,242
3,646	3,647	3,935	3,935	3,935
10,295	10,443	11,237	11,184	11,181
—	—	—	—	—
1,457	352	252	369	268
5,893	8,295	3,979	4,182	4,317

7,444,782	1,824,733	199,043	207,267	286,788

$94,613,461	$109,865,326	$58,313,620	$67,261,925	$80,953,979

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Assets and Liabilities
November 30, 2008
(Unaudited)

	Prime	Government	Tax-Exempt
	Money	Money	Money	Capital	International	Diversified
	Market	Market	Market	Opportunities	Equity	Real Estate
	Fund	Fund	Fund	Fund	Fund	Fund
REPRESENTED BY:
Capital	$649,095,472	$455,450,423	$315,120,699	$60,646,259	$296,798,164	$39,514,125
Accumulated net investment income (loss)	3,573	(540)	—	(58,944)	2,679,142	1,872,724
Accumulated net realized gain (loss) from investments and foreign currency transactions	(33,297)	(66,045)	(95,041)	(239,244)	4,016,932	12,926,742
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	—	—	—	(15,599,818)	(47,315,726)	(12,755,433)

NET ASSETS	$649,065,748	$455,383,838	$315,025,658	$44,748,253	$256,178,512	$41,558,158

NET ASSETS
Institutional Shares	$507,214,866	$453,183,793	$313,845,934	$44,146,080	$254,522,170	$40,882,355
Class A Shares	141,709,378	2,198,894	1,178,011	511,658	1,523,491	600,792
Class C Shares	141,504	1,151	1,713	90,515	132,851	75,011

Total	$649,065,748	$455,383,838	$315,025,658	$44,748,253	$256,178,512	$41,558,158

SHARES OUTSTANDING (par value of $0.001 per share) (30 billion shares authorized by PNC Funds, Inc.)
Institutional Shares	507,302,563	453,376,080	313,956,057	7,986,097	26,085,387	6,096,613
Class A Shares	141,715,283	2,198,910	1,178,479	96,052	158,611	90,229
Class C Shares	141,511	1,151	1,713	17,702	14,123	11,306

Total	649,159,357	455,576,141	315,136,249	8,099,851	26,258,121	6,198,148

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$1.00	$1.00	$1.00	$5.53	$9.76	$6.71
Class A Shares	$1.00	$1.00	$1.00	$5.33	$9.61	$6.66
Class C Shares(a)	$1.00	$1.00	$1.00	$5.11	$9.41	$6.63
Maximum offering price per share
(100% less maximum sales charge) multiplied by net asset value, adjusted to nearest cent, Class A Shares	N/A	N/A	N/A	$5.60	$10.09	$6.99

Maximum Sales Charge — Class A Shares	N/A	N/A	N/A	4.75%	4.75%	4.75%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year.

Amounts designated as “-” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Assets and Liabilities
November 30, 2008
(Unaudited)

			Tax-Exempt
Limited	Total	Maryland	Limited	National
Maturity	Return	Tax-Exempt	Maturity	Tax-Exempt
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
$99,050,585	$115,989,070	$59,554,795	$67,973,973	$80,800,867
(3,813)	(213,947)	(121)	—	—

(2,404,378)	(1,541,165)	(477,659)	(1,557,702)	405,316

(2,028,933)	(4,368,632)	(763,395)	845,654	(252,204)

$94,613,461	$109,865,326	$58,313,620	$67,261,925	$80,953,979

$91,628,936	$109,147,199	$57,710,889	$66,392,365	$80,306,371
2,572,303	569,227	591,036	837,417	641,320
412,222	148,900	11,695	32,143	6,288

$94,613,461	$109,865,326	$58,313,620	$67,261,925	$80,953,979

9,129,403	11,727,909	5,453,552	6,584,254	8,555,007
256,391	61,142	55,860	83,011	68,148
41,115	15,999	1,109	3,189	683

9,426,909	11,805,050	5,510,521	6,670,454	8,623,838

$10.04	$9.31	$10.58	$10.08	$9.39
$10.03	$9.31	$10.58	$10.09	$9.41
$10.03	$9.31	$10.55	$10.08	$9.21

$10.48	$9.72	$11.05	$10.54	$9.83

4.25%	4.25%	4.25%	4.25%	4.25%

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Operations
For the Six Months Ended November 30, 2008
(Unaudited)

	Prime	Government	Tax-Exempt
	Money	Money	Money	Capital	International	Diversified
	Market	Market	Market	Opportunities	Equity	Real Estate
	Fund	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Interest from unaffiliated issuers	$8,890,242	$4,419,626	$2,852,223	$11,946	$128,115	$—
Dividends from unaffiliated issuers(a)	747,026	376,627	13,925	328,975	4,270,488	1,633,945
Dividends from affiliated issuers (Note 9)	—	—	—	—	—	77
Income from securities loaned	6,137	41,988	—	116,428	111,457	45,767

TOTAL INVESTMENT INCOME	9,643,405	4,838,241	2,866,148	457,349	4,510,060	1,679,789

EXPENSES:
Investment advisory fees	911,220	537,215	357,233	521,427	2,398,561	348,047
Administration fees	455,610	268,608	178,617	50,137	245,784	54,382
Accounting agent fees	73,009	42,946	28,889	8,094	41,374	8,764
Distribution and service fees:
Class A Shares	386,096	10,826	5,346	2,174	5,865	3,109
Class C Shares	740	5	9	740	1,056	1,401
Directors fees	10,615	9,579	8,585	7,961	9,373	8,004
Chief Compliance Officer fees	4,633	4,633	4,633	4,633	4,633	4,633
Custodian fees	12,322	7,351	4,165	1,508	307,209	1,473
Transfer agent fees	19,881	9,386	5,923	15,979	24,639	22,387
Audit fees	11,058	11,055	10,984	10,877	11,457	12,197
Legal fees	14,319	15,352	16,331	15,782	18,540	16,048
Registration fees	26,246	11,143	6,836	6,274	11,828	6,783
Printing costs	34,154	18,377	10,899	4,670	21,587	5,202
Interest expense (Note 6)	1,531	540	—	1,151	2,162	7,200
Money Market Government Insurance Program expense (Note 12)	52,110	30,448	20,846	—	—	—
Other	25,806	23,689	14,541	12,477	69,026	6,962

TOTAL EXPENSES	2,039,350	1,001,153	673,837	663,884	3,173,094	506,592

Fees waived by Investment Advisor	(134,155)	(100,207)	(78,263)	(147,128)	(512,234)	(44,557)
Custody credit (Note 7)	(4,174)	(2,442)	(1,633)	(463)	(137,419)	(506)
Distribution and service fees waived - Class C Shares	(370)	(4)	(4)	—	—	—

NET EXPENSES	1,900,651	898,500	593,937	516,293	2,523,441	461,529

NET INVESTMENT INCOME (LOSS)	7,742,754	3,939,741	2,272,211	(58,944)	1,986,619	1,218,260

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investments	—	—	(12,232)	(2,405,499)	(27,346,106)	3,117,077
Foreign currency transactions	—	—	—	—	(4,018,968)	—

	—	—	(12,232)	(2,405,499)	(31,365,074)	3,117,077

Change in net unrealized appreciation (depreciation):
Investments(b)	—	—	—	(34,979,707)	(180,098,424)	(64,389,987)
Payments made by Affiliates for securities lending collateral shortfall	—	—	—	275,322	96,933	—
Translation of assets and liabilities in foreign currencies	—	—	—	—	3,379,858	—

	—	—	—	(34,704,385)	(176,621,633)	(64,389,987)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	—	—	(12,232)	(37,109,884)	(207,986,707)	(61,272,910)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,742,754	$3,939,741	$2,259,979	$(37,168,828)	$(206,000,088)	$(60,054,650)

(a)	Net of withholding taxes of $268,474 and $4,535 for International Equity Fund and Diversified Real Estate Fund, respectively.

(b)	Includes unrealized depreciation of the collateral for securities lending of $990,533, $165,214 and $401,956 for Capital Opportunities, International Equity Fund and Limited Maturity Bond Fund, respectively.

Amounts designated as “-” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Operations
For the Six Months Ended November 30, 2008
(Unaudited)

			Tax-Exempt
Limited	Total	Maryland	Limited	National
Maturity	Return	Tax-Exempt	Maturity	Tax-Exempt
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
$2,296,029	$3,197,547	$1,101,575	$1,094,782	$1,516,676
227	255	6,521	2,222	2,288
12,634	11,027	—	—	—
17,937	29,150	—	—	—

2,326,827	3,237,979	1,108,096	1,097,004	1,518,964

171,296	208,725	142,270	163,917	204,679
61,177	74,545	35,568	40,979	51,170
9,934	12,119	5,809	6,602	8,268

7,217	1,586	1,497	2,136	1,614
2,388	776	273	320	227
7,926	8,029	7,760	7,794	7,856
4,633	4,633	4,633	4,633	4,633
1,418	1,886	764	412	1,140
19,868	12,629	7,660	5,548	5,564
11,269	11,269	11,197	11,197	11,198
16,045	16,202	16,266	16,188	16,184
6,101	6,101	3,752	3,009	3,696
4,816	6,115	2,931	3,240	4,012
47	112	95	—	—

—	—	—	—	—
7,819	13,264	8,209	7,213	7,716

331,954	377,991	248,684	273,188	327,957

(62,397)	(58,877)	(95,782)	(96,606)	(108,688)
(561)	(683)	(326)	(376)	(469)

—	—	—	—	—

268,996	318,431	152,576	176,206	218,800

2,057,831	2,919,548	955,520	920,798	1,300,164

24,105	97,940	62,255	74,562	156,995
—	—	—	—	—

24,105	97,940	62,255	74,562	156,995

(2,508,171)	(3,959,384)	(1,383,557)	20,108	(1,319,942)

97,528	—	—	—	—

—	—	—	—	—

(2,410,643)	(3,959,384)	(1,383,557)	20,108	(1,319,942)

(2,386,538)	(3,861,444)	(1,321,302)	94,670	(1,162,947)

$(328,707)	$(941,896)	$(365,782)	$1,015,468	$137,217

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

			Government
	Prime Money		Money	Government
	Market Fund	Prime Money	Market Fund	Money
	Six Months Ended	Market Fund	Six Months Ended	Market Fund
	November 30, 2008	Year Ended	November 30, 2008	Year Ended
	(Unaudited)	May 31, 2008	(Unaudited)	May 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$7,742,754	$37,040,686	$3,939,741	$22,777,118
Net realized gain (loss) from investments	—	(33,297)	—	(65,517)
Change in net unrealized depreciation on investments	—	—	—	—

Net increase (decrease) in net assets resulting from operations	7,742,754	37,007,389	3,939,741	22,711,601

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(6,408,636)	(30,362,361)	(3,909,833)	(22,702,341)
Class A Shares	(1,332,836)	(6,668,992)	(30,439)	(74,738)
Class C Shares	(1,282)	(9,333)	(9)	(39)
Net realized capital gains:
Institutional Shares	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—

Total dividends and distributions to shareholders	(7,742,754)	(37,040,686)	(3,940,281)	(22,777,118)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	382,792,331	1,346,799,544	606,061,834	1,859,977,873
Class A Shares	69,994,909	224,896,866	6,456,714	8,770,729
Class C Shares	256,930	85,337	—	—
Cost of shares redeemed
Institutional Shares	(539,557,818)	(1,541,082,599)	(618,225,007)	(1,885,171,928)
Class A Shares	(112,804,970)	(217,449,888)	(11,794,874)	(2,575,567)
Class C Shares	(279,532)	(209,412)	—	—
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	26,989	1,926,987	85,735	1,003,889
Class A Shares	1,323,208	7,211,683	30,123	69,644
Class C Shares	1,190	9,258	9	40

Increase (Decrease) in net assets derived from capital share transactions	(198,246,763)	(177,812,224)	(17,385,466)	(17,925,320)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(198,246,763)	(177,845,521)	(17,386,006)	(17,990,837)
NET ASSETS:
Beginning of period	847,312,511	1,025,158,032	472,769,844	490,760,681

End of period	$649,065,748	$847,312,511	$455,383,838	$472,769,844

Accumulated Net Investment Income (Loss)	$3,573	$3,573	$(540)	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	382,792,331	1,346,799,544	606,061,834	1,859,977,873
Class A Shares	69,994,909	224,896,866	6,456,714	8,770,729
Class C Shares	256,930	85,337	—	—
Shares redeemed
Institutional Shares	(539,557,818)	(1,541,082,599)	(618,225,007)	(1,885,171,928)
Class A Shares	(112,804,970)	(217,449,888)	(11,794,874)	(2,575,567)
Class C Shares	(279,532)	(209,412)	—	—
Shares issued in reinvestment of dividends and distributions
Institutional Shares	26,989	1,926,987	85,735	1,003,889
Class A Shares	1,323,208	7,211,683	30,123	69,644
Class C Shares	1,190	9,258	9	40

Net Increase (Decrease) in Shares
Institutional Shares	(156,738,498)	(192,356,068)	(12,077,438)	(24,190,166)
Class A Shares	(41,486,853)	14,658,661	(5,308,037)	6,264,806
Class C Shares	(21,412)	(114,817)	9	40

Total Net Change in Shares	(198,246,763)	(177,812,224)	(17,385,466)	(17,925,320)

(a)	Includes unrealized depreciation of the collateral for securities lending of $990,553 and $165,214 for Capital Opportunities Fund and International Equity Fund, respectively.

#	Includes realized gain on redemptions as a result of an in-kind transfer (See Note 10 in Notes to Financial Statements). Amounts designated as “-” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

		Capital
Tax-Exempt Money		Opportunities		Capital	International
Market Fund	Tax-Exempt Money	Fund		Opportunities	Equity Fund		International
Six Months Ended	Market Fund	Six Months Ended		Fund	Six Months Ended		Equity Fund
November 30, 2008	Year Ended	November 30, 2008		Year Ended	November 30, 2008		Year Ended
(Unaudited)	May 31, 2008	(Unaudited)		May 31, 2008	(Unaudited)		May 31, 2008
$2,272,211	$7,175,618	$(58,944)		$(348,560)	$1,986,619		$14,732,074
(12,232)	(19,846)	(2,405,499)		13,713,788 #	(31,365,074)		91,798,900 #

—	—	(34,704,385	)(a)	(41,073,933)	(176,621,633	)(a)	(111,863,245)

2,259,979	7,155,772	(37,168,828)		(27,708,705)	(206,000,088)		(5,332,271)

(2,261,287)	(7,079,359)	—		—	(2,693,302)		(5,273,305)
(10,916)	(96,220)	—		—	(8,094)		(17,752)
(8)	(39)	—		—	(54)		(1,147)
—	—	—		(27,841,506)	—		(93,987,907)
—	—	—		(229,514)	—		(495,455)
—	—	—		(38,559)	—		(46,728)

(2,272,211)	(7,175,618)	—		(28,109,579)	(2,701,450)		(99,822,294)

266,940,670	327,706,793	718,030		7,419,157	2,776,212		31,910,089
1,067,414	13,242,118	1,076		47,979	2,327		312,119
—	—	—		3,759	—		5,018

(194,728,422)	(326,473,028)	(31,016,561)		(84,769,740)#	(80,648,947)		(261,258,536)#
(6,297,852)	(11,229,597)	(175,805)		(602,332)	(434,999)		(1,708,970)
—	(10)	(37,209)		(42,145)	(69,882)		(88,383)

2,475	294,513	—		19,251,265	28,629		47,859,727
10,696	86,512	—		178,501	5,010		317,082
8	39	—		38,001	54		47,555

66,994,989	3,627,340	(30,510,469)		(58,475,555)	(78,341,596)		(182,604,299)

66,982,757	3,607,494	(67,679,297)		(114,293,839)	(287,043,134)		(287,758,864)

248,042,901	244,435,407	112,427,550		226,721,389	543,221,646		830,980,510

$315,025,658	$248,042,901	$44,748,253		$112,427,550	$256,178,512		$543,221,646

$—	$—	$(58,944)		$—	$2,679,142		$3,392,811

266,940,670	327,706,793	88,527		696,959	185,695		1,770,223
1,067,414	13,242,118	162		4,416	201		18,109
—	—	—		322	—		267

(194,728,422)	(326,473,028)	(3,960,668)		(8,677,610)#	(6,268,210)		(15,252,768)#
(6,297,852)	(11,229,597)	(26,221)		(60,445)	(35,884)		(99,016)
—	(10)	(4,734)		(4,878)	(5,108)		(5,279)

2,475	294,513	—		1,791,002	1,887		2,598,807
10,696	86,512	—		17,708	335		18,048
8	39	—		3,902	4		2,757

72,214,723	1,528,278	(3,872,141)		(6,189,649)	(6,080,628)		(10,883,738)
(5,219,742)	2,099,033	(26,059)		(38,321)	(35,348)		(62,859)
8	29	(4,734)		(654)	(5,104)		(2,255)

66,994,989	3,627,340	(3,902,934)		(6,228,624)	(6,121,080)		(10,948,852)

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

	Diversified Real	Diversified	Limited Maturity		Limited
	Estate Fund	Real	Bond Fund		Maturity
	Six Months Ended	Estate Fund	Six Months Ended		Bond Fund
	November 30, 2008	Year Ended	November 30, 2008		Year Ended
	(Unaudited)	May 31, 2008	(Unaudited)		May 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,218,260	$3,669,433	$2,057,831		$5,020,769
Net realized gain (loss) from investments	3,117,077	22,414,437	24,105		613,340
Change in net unrealized appreciation (depreciation) on investments	(64,389,987)	(59,486,552)	(2,410,643	)(a)	1,179,816

Net increase (decrease) in net assets resulting from operations	(60,054,650)	(33,402,682)	(328,707)		6,813,925

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(688,142)	(3,329,585)	(1,999,786)		(4,872,164)
Class A Shares	(6,328)	(33,654)	(53,830)		(132,659)
Class C Shares	(438)	(5,889)	(7,699)		(20,674)
Net Realized capital gains:
Institutional Shares	—	(22,025,539)	—		—
Class A	—	(265,917)	—		—
Class C	—	(62,370)	—		—

Total dividends and distributions to shareholders	(694,908)	(25,722,954)	(2,061,315)		(5,025,497)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	1,619,953	9,935,062	10,662,869		17,573,172
Class A Shares	2,006	68,073	332		112,265
Class C Shares	3,030	15,709	3,660		63,305
Cost of shares redeemed
Institutional Shares	(21,376,136)	(58,823,841)	(18,276,517)		(39,952,162)
Class A Shares	(121,814)	(1,102,831)	(484,696)		(801,691)
Class C Shares	(177,626)	(94,428)	(139,814)		(138,093)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	58,799	4,957,210	104,152		888,003
Class A Shares	4,991	237,834	49,065		123,536
Class C Shares	428	68,144	6,349		18,346

Increase (Decrease) in net assets derived from capital share transactions	(19,986,369)	(44,739,068)	(8,074,600)		(22,113,319)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,735,927)	(103,864,704)	(10,464,622)		(20,324,891)
NET ASSETS:
Beginning of period	122,294,085	226,158,789	105,078,083		125,402,974

End of period	$41,558,158	$122,294,085	$94,613,461		$105,078,083

Accumulated Net Investment Income (Loss)	$1,872,724	$1,349,372	$(3,813)		$(329)

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	126,074	574,871	1,045,405		1,705,044
Class A Shares	179	4,029	33		11,030
Class C Shares	265	855	360		6,158
Shares redeemed
Institutional Shares	(1,668,688)	(3,637,877)	(1,798,892)		(3,898,430)
Class A Shares	(13,383)	(63,731)	(47,904)		(78,364)
Class C Shares	(15,464)	(5,920)	(13,687)		(13,350)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	4,270	279,443	10,294		87,233
Class A Shares	365	15,089	4,850		12,032
Class C Shares	31	4,367	628		1,788

Net Increase (Decrease) in Shares
Institutional Shares	(1,538,344)	(2,783,563)	(743,193)		(2,106,153)
Class A Shares	(12,839)	(44,613)	(43,021)		(55,302)
Class C Shares	(15,168)	(698)	(12,699)		(5,404)

Total Net Change in Shares	(1,566,351)	(2,828,874)	(798,913)		(2,166,859)

(a)	Includes unrealized depreciation of the collateral for securities lending of $401,956 for the Limited Maturity Bond Fund. Amounts designated as “-” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

		Maryland		Tax-Exempt
Total Return		Tax-Exempt	Maryland	Limited Maturity	Tax-Exempt
Bond Fund	Total Return	Bond Fund	Tax-Exempt	Bond Fund	Limited Maturity
Six Months Ended	Bond Fund	Six Months Ended	Bond Fund	Six Months Ended	Bond Fund
November 30, 2008	Year Ended	November 30, 2008	Year Ended	November 30, 2008	Year Ended
(Unaudited)	May 31, 2008	(Unaudited)	May 31, 2008	(Unaudited)	May 31, 2008
$2,919,548	$7,142,419	$955,520	$1,825,906	$920,798	$1,853,600
97,940	(180,219)	62,255	92,381	74,562	75,796

(3,959,384)	1,056,750	(1,383,557)	64,812	20,108	1,103,980

(941,896)	8,018,950	(365,782)	1,983,099	1,015,468	3,033,376

(2,950,600)	(7,154,486)	(946,401)	(1,797,915)	(910,346)	(1,827,195)
(14,215)	(37,180)	(8,576)	(24,975)	(9,879)	(24,047)
(3,094)	(7,721)	(638)	(3,042)	(573)	(2,358)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(2,967,909)	(7,199,387)	(955,615)	(1,825,932)	(920,798)	(1,853,600)

5,252,314	18,528,060	9,825,960	10,851,120	10,395,419	11,580,062
1,018	80,550	96	86,578	—	53,970
—	10,199	1,000	—	—	—

(24,943,032)	(34,922,066)	(3,116,102)	(7,660,247)	(6,050,147)	(9,937,272)
(133,304)	(284,504)	(6,251)	(432,067)	(35,309)	(159,165)
(13,535)	(54,968)	(106,899)	—	(79,452)	—

24,430	770,496	47,814	175,193	6,375	99,059
8,474	24,714	6,156	18,403	7,730	18,206
2,566	6,683	546	3,042	298	1,833

(19,801,069)	(15,840,836)	6,652,320	3,042,022	4,244,914	1,656,693

(23,710,874)	(15,021,273)	5,330,923	3,199,189	4,339,584	2,836,469

133,576,200	148,597,473	52,982,697	49,783,508	62,922,341	60,085,872

$109,865,326	$133,576,200	$58,313,620	$52,982,697	$67,261,925	$62,922,341

$(213,947)	$(165,586)	$(121)	$(26)	$—	$—

555,667	1,927,583	911,691	1,001,398	1,033,198	1,149,967
107	8,392	9	8,035	—	5,385
—	1,073	93	—	—	—

(2,644,810)	(3,611,658)	(291,380)	(709,453)	(603,574)	(993,436)
(14,067)	(29,299)	(589)	(39,920)	(3,530)	(15,910)
(1,430)	(5,627)	(9,898)	—	(7,874)	—

2,610	80,520	4,489	16,230	636	9,957
905	2,556	578	1,705	771	1,822
274	691	51	283	29	184

(2,086,533)	(1,603,555)	624,800	308,175	430,260	166,488
(13,055)	(18,351)	(2)	(30,180)	(2,759)	(8,703)
(1,156)	(3,863)	(9,754)	283	(7,845)	184

(2,100,744)	(1,625,769)	615,044	278,278	419,656	157,969

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

	National
	Tax-Exempt	National
	Bond Fund	Tax-Exempt
	Six Months Ended	Bond Fund
	November 30, 2008	Year Ended
	(Unaudited)	May 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,300,164	$2,842,621
Net realized gain from investments	156,995	277,602
Change in net unrealized appreciation (depreciation) on investments	(1,319,942)	664,879

Net increase in net assets resulting from operations	137,217	3,785,102

Dividends and Distributions to shareholders from:
Net investment income:
Institutional Shares	(1,291,049)	(2,818,976)
Class A Shares	(8,628)	(20,968)
Class C Shares	(487)	(2,677)
Net Realized capital gains:
Institutional shares	—	(441,942)
Class A	—	(3,829)
Class C	—	(591)

Total dividends and distributions to shareholders	(1,300,164)	(3,288,983)

Capital share transactions:
Proceeds from shares sold
Institutional shares	4,761,256	10,300,142
Class A Shares	96	287
Class C Shares	4,600	—
Cost of shares redeemed
Institutional Shares	(5,197,102)	(10,357,938)
Class A Shares	(1,750)	(185,260)
Class C Shares	(106,751)	(1,034)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	5,158	139,832
Class A Shares	3,319	9,226
Class C Shares	404	3,266

Decrease in net assets derived from capital share transactions	(530,770)	(91,479)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,693,717)	404,640
NET ASSETS:
Beginning of period	82,647,696	82,243,056

End of period	$80,953,979	$82,647,696

Accumulated Net Investment Income	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	503,063	1,079,679
Class A Shares	10	30
Class C Shares	511	—
Shares redeemed
Institutional Shares	(549,883)	(1,088,194)
Class A Shares	(186)	(19,566)
Class C Shares	(11,201)	(109)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	549	14,708
Class A Shares	352	973
Class C Shares	43	345

Net Increase (Decrease) in Shares
Institutional Shares	(46,271)	6,193
Class A Shares	176	(18,563)
Class C Shares	(10,647)	236

Total Net Change in Shares	(56,742)	(12,134)

Amounts designated as “-” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net	Change in											Ratio of
			Realized	Net Asset						Net	Ratio of		Ratio of Net		Expenses to
	Net Asset		and Unrealized	Value	Dividends					Assets at	Expenses to		Investment		Average Net
	Value,	Net	Gain	Resulting	from Net		Net Asset			End of	Average Net		Income to		Assets
	Beginning	Investment	(Loss) on	from	Investment	Total	Value, End	Total		Period	Assets After		Average		Before
	of Period	Income	Investments	Operations	Income	Dividends	of Period	Return		(000’s)	Waiver(b)		Net Assets		Waiver(b)(e)
Prime Money Market Fund
Institutional Class Shares
Period ended 11/30/08*	$1.00	$0.0111	—	$0.0111	$(0.0111)	$(0.0111)	$1.00	1.12	%(g)	$507,215	0.42	%(c)(d)(f)	2.23	%(f)	0.45	%(c)(d)(f)
Year ended 05/31/08	1.00	0.0408	— (a)	0.0408	(0.0408)	(0.0408)	1.00	4.16%		663,953	0.40	%(d)	4.11%		0.43	%(d)
Year ended 05/31/07	1.00	0.0487	—	0.0487	(0.0487)	(0.0487)	1.00	4.98%		856,336	0.40	%(d)	4.86%		0.43	%(d)
Year ended 05/31/06	1.00	0.0363	—	0.0363	(0.0363)	(0.0363)	1.00	3.69%		769,106	0.40%		3.66%		0.44%
Year ended 05/31/05	1.00	0.0163	—	0.0163	(0.0163)	(0.0163)	1.00	1.64%		711,485	0.40%		1.64%		0.44%
Year ended 05/31/04	1.00	0.0070	—	0.0070	(0.0070)	(0.0070)	1.00	0.71%		701,820	0.38%		0.71%		0.45%
Class A Shares
Period ended 11/30/08*	1.00	0.0086	—	0.0086	(0.0086)	(0.0086)	1.00	0.87	%(g)	141,709	0.92	%(c)(d)(f)	1.73	%(f)	0.95	%(c)(d)(f)
Year ended 05/31/08	1.00	0.0358	— (a)	0.0358	(0.0358)	(0.0358)	1.00	3.64%		183,196	0.90	%(d)	3.61%		0.93	%(d)
Year ended 05/31/07	1.00	0.0437	—	0.0437	(0.0437)	(0.0437)	1.00	4.46%		168,544	0.90	%(d)	4.38%		0.93	%(d)
Year ended 05/31/06	1.00	0.0313	—	0.0313	(0.0313)	(0.0313)	1.00	3.18%		127,843	0.90%		3.19%		0.94%
Year ended 05/31/05	1.00	0.0113	—	0.0113	(0.0113)	(0.0113)	1.00	1.14%		86,699	0.90%		1.13%		0.94%
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	(0.0050)	1.00	0.50%		82,792	0.86%		0.21%		0.95%
Class C Shares
Period ended 11/30/08*	1.00	0.0086	—	0.0086	(0.0086)	(0.0086)	1.00	0.87	%(g)	142	0.92	%(c)(d)(f)	1.73	%(f)	1.45	%(c)(d)(f)
Year ended 05/31/08	1.00	0.0358	— (a)	0.0358	(0.0358)	(0.0358)	1.00	3.64%		163	0.90	%(d)	3.61%		1.43	%(d)
Year ended 05/31/07	1.00	0.0437	—	0.0437	(0.0437)	(0.0437)	1.00	4.46%		278	0.90	%(d)	4.36%		1.43	%(d)
Year ended 05/31/06	1.00	0.0313	—	0.0313	(0.0313)	(0.0313)	1.00	3.18%		669	0.90%		3.08%		1.44%
Year ended 05/31/05	1.00	0.0113	—	0.0113	(0.0113)	(0.0113)	1.00	1.14%		1,321	0.90%		1.27%		1.44%
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	(0.0050)	1.00	0.50%		475	0.59%		0.48%		1.45%

*	Unaudited

(a)	Amount rounds to less than $0.005 or $(0.005).

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	The effect of participating in the Money Market Government Insurance Program expense for the period ended 11/30/08 was 0.01%.

(d)	The effect of any custody credit on the ratio is less than 0.01%.

(e)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	Annualized

(g)	Not Annnulaized
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net	Change in											Ratio of
			Realized	Net Asset						Net	Ratio of		Ratio of Net		Expenses to
	Net Asset		and Unrealized	Value	Dividends					Assets at	Expenses to		Investment		Average Net
	Value,	Net	Gain	Resulting	from Net		Net Asset			End of	Average Net		Income to		Assets
	Beginning	Investment	(Loss) on	from	Investment	Total	Value, End	Total		Period	Assets After		Average		Before
	of Period	Income	Investments	Operations	Income	Dividends	of Period	Return		(000’s)	Waiver(b)		Net Assets		Waiver(b)(d)
Government Money Market Fund
Institutional Class Shares
Period ended 11/30/08(h)*	$1.00	$0.0093	$—	$0.0093	$(0.0093)	$(0.0093)	$1.00	0.93	%(g)	$453,184	0.41	%(c)(d)(f)	1.84	%(f)	0.46	%(c)(d)(f)
Year ended 05/31/08	1.00	0.0379	— (a)	0.0379	(0.0379)	(0.0379)	1.00	3.85%		465,262	0.40	%(d)	3.80%		0.44	%(d)
Year ended 05/31/07	1.00	0.0481	—	0.0481	(0.0481)	(0.0481)	1.00	4.92%		489,517	0.40	%(d)	4.82%		0.43	%(d)
Year ended 05/31/06	1.00	0.0357	—	0.0357	(0.0357)	(0.0357)	1.00	3.63%		387,391	0.40%		3.56%		0.45%
Year ended 05/31/05	1.00	0.0160	—	0.0160	(0.0160)	(0.0160)	1.00	1.61%		383,751	0.40%		1.61%		0.44%
Year ended 05/31/04	1.00	0.0068	—	0.0068	(0.0068)	(0.0068)	1.00	0.68%		373,145	0.38%		0.68%		0.44%
Class A Shares
Period ended 11/30/08(h)*	1.00	0.0067	—	0.0067	(0.0067)	(0.0067)	1.00	0.67	%(g)	2,199	0.91	%(c)(d)(f)	1.34	%(f)	0.96	%(c)(d)(f)
Year ended 05/31/08	1.00	0.0329	— (a)	0.0329	(0.0329)	(0.0329)	1.00	3.33%		7,507	0.90	%(d)	3.30%		0.94	%(d)
Year ended 05/31/07	1.00	0.0431	—	0.0431	(0.0431)	(0.0431)	1.00	4.40%		1,242	0.90	%(d)	4.32%		0.93	%(d)
Year ended 05/31/06	1.00	0.0307	—	0.0307	(0.0307)	(0.0307)	1.00	3.11%		1,057	0.90%		2.97%		0.95%
Year ended 05/31/05	1.00	0.0110	—	0.0110	(0.0110)	(0.0110)	1.00	1.11%		1,550	0.90%		0.98%		0.94%
Year ended 05/31/04	1.00	0.0047	—	0.0047	(0.0047)	(0.0047)	1.00	0.47%		2,814	0.74%		0.31%		0.94%
Class C Shares
Period ended 11/30/08(h)*	1.00	0.0083	—	0.0083	(0.0083)	(0.0083)	1.00	0.84	%(g)	1	0.64	%(c)(d)(f)	1.61	%(f)	1.28	%(c)(d)(f)
Year ended 05/31/08	1.00	0.0350	— (a)	0.0350	(0.0350)	(0.0350)	1.00	3.55%		1	0.90	%(d)	3.30%		1.12	%(d)
Year ended 05/31/07	1.00	0.0430	—	0.0430	(0.0430)	(0.0430)	1.00	4.38%		1	0.90	%(d)	4.28%		1.33	%(d)
Year ended 05/31/06	1.00	0.0313	—	0.0313	(0.0313)	(0.0313)	1.00	3.17%		3	0.84%		3.13%		1.31%
Year ended 05/31/05	1.00	0.0114	—	0.0114	(0.0114)	(0.0114)	1.00	1.14%		3	0.86%		1.14%		1.34%
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	(0.0050)	1.00	0.50%		3	0.47%		0.40%		1.44%

*	Unaudited

(a)	Amount rounds to less than $0.005 or $(0.005).

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	The effect of participating in the Money Market Government Insurance Program on expenses for the period ended 11/30/08 was 0.01%

(d)	The effect of any custody credit on the ratio is less than 0.01%.

(e)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	Annualized

(g)	Not Annualized

(h)	Per share investment income has been calculated using average shares method.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net	Change in											Ratio of
			Realized	Net Asset						Net	Ratio of		Ratio of Net		Expenses to
	Net Asset		and Unrealized	Value	Dividends					Assets at	Expenses to		Investment		Average Net
	Value,	Net	Gain	Resulting	from Net		Net Asset			End of	Average Net		Income to		Assets
	Beginning	Investment	(Loss) on	from	Investment	Total	Value, End	Total		Period	Assets After		Average		Before
	of Period	Income	Investments	Operations	Income	Dividends	of Period	Return		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)
Tax-Exempt Money Market Fund
Institutional Class Shares
Period ended 11/30/08(d)*	$1.00	$0.0080	$—	$0.0080	$(0.0080)	$(0.0080)	$1.00	0.81	%(e)	$313,846	0.41	%(f)(g)(h)	1.58	%(g)	0.47	%(f)(g)(h)
Year ended 05/31/08	1.00	0.0270	— (a)	0.0270	(0.0270)	(0.0270)	1.00	2.74%		241,646	0.40	%(f)	2.67%		0.47	%(f)
Year ended 05/31/07	1.00	0.0314	—	0.0314	(0.0314)	(0.0314)	1.00	3.19%		240,138	0.40	%(f)	3.18%		0.44	%(f)
Year ended 05/31/06	1.00	0.0244	—	0.0244	(0.0244)	(0.0244)	1.00	2.46%		213,923	0.40%		2.38%		0.46%
Year ended 05/31/05	1.00	0.0124	—	0.0124	(0.0124)	(0.0124)	1.00	1.25%		210,168	0.40%		1.21%		0.46%
Year ended 05/31/04	1.00	0.0057	—	0.0057	(0.0057)	(0.0057)	1.00	0.58%		249,892	0.38%		0.57%		0.45%
Class A Shares
Period ended 11/30/08(d)*	1.00	0.0055	—	0.0055	(0.0055)	(0.0055)	1.00	0.55	%(e)	1,178	0.90	%(f)(g)(h)	1.09	%(g)	0.96	%(f)(g)(h)
Year ended 05/31/08	1.00	0.0220	— (a)	0.0220	(0.0220)	(0.0220)	1.00	2.23%		6,395	0.90	%(f)	2.17%		0.97	%(f)
Year ended 05/31/07	1.00	0.0264	—	0.0264	(0.0264)	(0.0264)	1.00	2.67%		4,296	0.90	%(f)	2.67%		0.94	%(f)
Year ended 05/31/06	1.00	0.0194	—	0.0194	(0.0194)	(0.0194)	1.00	1.95%		4,771	0.90%		1.90%		0.97%
Year ended 05/31/05	1.00	0.0074	—	0.0074	(0.0074)	(0.0074)	1.00	0.74%		12,305	0.90%		0.75%		0.96%
Year ended 05/31/04	1.00	0.0037	—	0.0037	(0.0037)	(0.0037)	1.00	0.37%		7,369	0.68%		0.28%		0.95%
Class C Shares
Period ended 11/30/08(d)*	1.00	0.0048	—	0.0048	(0.0048)	(0.0048)	1.00	0.49	%(e)	2	1.04	%(f)(g)(h)	0.95	%(g)	1.50	%(f)(g)(h)
Year ended 05/31/08	1.00	0.0228	— (a)	0.0228	(0.0228)	(0.0228)	1.00	2.30%		2	0.90	%(f)	2.17%		1.08	%(f)
Year ended 05/31/07	1.00	0.0273	—	0.0273	(0.0273)	(0.0273)	1.00	2.76%		2	0.88	%(f)	2.75%		1.32	%(f)
Year ended 05/31/06	1.00	0.0194	—	0.0194	(0.0194)	(0.0194)	1.00	1.96%		2	0.90%		1.89%		1.35%
Year ended 05/31/05	1.00	0.0077	—	0.0077	(0.0077)	(0.0077)	1.00	0.78%		2	0.90%		0.85%		1.42%
Year ended 05/31/04	1.00	0.0045	—	0.0045	(0.0045)	(0.0045)	1.00	0.45%		1	0.43%		0.45%		1.45%

*	Unaudited

(a)	Amount rounds to less than $0.005 or $(0.005).

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Per share investment income has been calculated using the average share method.

(e)	Not Annualized

(f)	The effect of any custody credit on the ratio is less than 0.01%.

(g)	Annualized

(h)	The effect of participating in the Money Market Government Insurance Program on expenses for the period ended 11/30/08 was 0.01%
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in							Net	Ratio of				Ratio of
			and	Net Asset	Distributions		Securities				Assets	Expenses		Ratio of Net		Expenses to
	Net Asset		Unrealized	Value	from Net		Lending	Net Asset			at	to Average		Investment		Average
	Value,	Net	Gain	Resulting	Realized		Shortfall	Value,			End of	Net Assets		Loss to		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Gain on	Total	Absorbed	End of	Total		Period	After		Average		Before		Turnover
	of Period	Loss	Investments	Operations	Investments	Distributions	by Affiliate	Period	Return(a)		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
Capital Opportunities Fund
Institutional Class Shares
Period ended 11/30/08*	$9.37	$(0.01)	$(3.86)	$(3.87)	$—	$—	$0.03	$5.53	(40.98	)%(g)	$44,146	1.28	%(e)(f)	(0.14	)%(f)	1.65	%(e)(f)	29.28	%(g)
Year ended 05/31/08	12.44	(0.03)	(1.40)	(1.43)	(1.64)	(1.64)	—	9.37	(12.43)%		111,127	1.28	%(e)	(0.20)%		1.56	%(e)	64.33%
Year ended 05/31/07	11.49	(0.03)	1.62	1.59	(0.64)	(0.64)	—	12.44	14.33%		224,503	1.28	%(e)	(0.24)%		1.54	%(e)	45.70%
Year ended 05/31/06	10.30	(0.04)	1.85	1.81	(0.62)	(0.62)	—	11.49	17.88%		231,002	1.27%		(0.33)%		1.51%		52.91%
Year ended 05/31/05	9.45	(0.04)	0.89	0.85	—	—	—	10.30	8.99%		190,026	1.28%		(0.39)%		1.54%		56.09%
Year ended 05/31/04	7.53	(0.03)	1.95	1.92	—	—	—	9.45	25.50%		153,815	1.25%		(0.41)%		1.56%		69.23%
Class A Shares
Period ended 11/30/08*	9.05	(0.03)	(3.72)	(3.75)	—	—	0.03	5.33	(41.11	)%(g)	512	1.78	%(e)(f)	(0.64	)%(f)	2.15	%(e)(f)	29.28	%(g)
Year ended 05/31/08	12.13	(0.08)	(1.36)	(1.44)	(1.64)	(1.64)	—	9.05	(12.87)%		1,105	1.78	%(e)	(0.70)%		2.06	%(e)	64.33%
Year ended 05/31/07	11.27	(0.09)	1.59	1.50	(0.64)	(0.64)	—	12.13	13.80%		1,946	1.78	%(e)	(0.74)%		2.04	%(e)	45.70%
Year ended 05/31/06	10.16	(0.08)	1.81	1.73	(0.62)	(0.62)	—	11.27	17.32%		1,950	1.77%		(0.83)%		2.01%		52.91%
Year ended 05/31/05	9.37	(0.04)	0.83	0.79	—	—	—	10.16	8.43%		1,368	1.78%		(0.95)%		2.03%		56.09%
Year ended 05/31/04	7.51	(0.04)	1.90	1.86	—	—	—	9.37	24.77%		894	1.75%		(0.94)%		2.06%		69.23%
Class C Shares
Period ended 11/30/08*	8.71	(0.05)	(3.58)	(3.63)	—	—	0.03	5.11	(41.33	)%(g)	91	2.28	%(e)(f)	(1.14	)%(f)	2.65	%(e)(f)	29.28	%(g)
Year ended 05/31/08	11.80	(0.13)	(1.32)	(1.45)	(1.64)	(1.64)	—	8.71	(13.35)%		196	2.28	%(e)	(1.20)%		2.56	%(e)	64.33%
Year ended 05/31/07	11.03	(0.25)	1.66	1.41	(0.64)	(0.64)	—	11.80	13.27%		272	2.28	%(e)	(1.21)%		2.54	%(e)	45.70%
Year ended 05/31/06	10.01	(0.14)	1.78	1.64	(0.62)	(0.62)	—	11.03	16.67%		815	2.27%		(1.33)%		2.51%		52.91%
Year ended 05/31/05	9.28	(0.11)	0.84	0.73	—	—	—	10.01	7.87%		659	2.28%		(1.38)%		2.54%		56.09%
Year ended 05/31/04	7.47	(0.08)	1.89	1.81	—	—	—	9.28	24.23%		452	2.25%		(1.40)%		2.56%		69.23%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	The effect of any custody credit on the ratio is less than 0.01%.

(f)	Annualized

(g)	Not Annualized
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in				Securities				Net	Ratio of		Ratio of		Ratio of
			and	Net Asset		Distributions	Total	Lending				Assets	Expenses		Net		Expenses to
	Net Asset		Unrealized	Value	Dividends	from Net	Dividends	Shortfall	Net Asset			at	to Average		Investment		Average
	Value,	Net	Gain	Resulting	from Net	Realized	and	Absorbed	Value,			End of	Net Assets		Income		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Gain on	Distri-	by	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Investments	butions	Affiliate	Period	Return(a)		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
International Equity Fund
Institutional Class Shares
Period ended 11/30/08*	$16.78	$0.09	$(7.02)	$(6.93)	$(0.09)	$—	$(0.09)	$— (g)	$9.76	(41.50	)%(i)	$254,522	1.28	%(f)(h)	1.01	%(h)	1.61	%(f)(h)	43.59	%(i)
Year ended 05/31/08(e)	19.18	0.37	(0.35)	0.02	(0.12)	(2.30)	(2.42)	—	16.78	(0.21)%		539,708	1.28	%(f)	2.11%		1.49	%(f)	48.77%
Year ended 05/31/07	16.36	0.29	3.66	3.95	(0.07)	(1.06)	(1.13)	—	19.18	24.94%		825,712	1.27	%(f)	1.64%		1.54	%(f)	45.91%
Year ended 05/31/06	14.07	0.27	2.65	2.92	(0.11)	(0.52)	(0.63)	—	16.36	21.27%		711,621	1.27%		1.79%		1.52%		56.48%
Year ended 05/31/05	12.43	0.17	1.57	1.74	(0.10)	—	(0.10)	—	14.07	13.96%		485,899	1.27%		0.75%		1.59%		44.61%
Year ended 05/31/04	9.81	0.12	2.57	2.69	(0.07)	—	(0.07)	—	12.43	27.56%		307,494	1.25%		0.66%		1.60%		91.00%
Class A Shares
Period ended 11/30/08*	16.51	0.05	(6.91)	(6.86)	(0.04)	—	(0.04)	— (g)	9.61	(41.63	)%(i)	1,523	1.78	%(f)(h)	0.51	%(h)	2.11	%(f)(h)	43.59	%(i)
Year ended 05/31/08(e)	18.95	0.28	(0.35)	(0.07)	(0.07)	(2.30)	(2.37)	—	16.51	(0.72)%		3,203	1.78	%(f)	1.61%		1.99	%(f)	48.77%
Year ended 05/31/07	16.21	0.20	3.62	3.82	(0.02)	(1.06)	(1.08)	—	18.95	24.28%		4,867	1.77	%(f)	1.10%		2.04	%(f)	45.91%
Year ended 05/31/06	13.98	0.16	2.67	2.83	(0.08)	(0.52)	(0.60)	—	16.21	20.62%		4,071	1.77%		1.57%		2.02%		56.48%
Year ended 05/31/05	12.38	0.11	1.54	1.65	(0.05)	—	(0.05)	—	13.98	13.35%		2,007	1.77%		1.00%		2.09%		44.61%
Year ended 05/31/04	9.79	0.09	2.54	2.63	(0.04)	—	(0.04)	—	12.38	26.99%		1,079	1.75%		0.76%		2.10%		91.00%
Class C Shares
Period ended 11/30/08*	16.17	0.03	(6.79)	(6.76)	—	—	—	— (g)	9.41	(41.79	)%(i)	133	2.28	%(f)(h)	0.01	%(h)	2.61	%(f)(h)	43.59	%(i)
Year ended 05/31/08(e)	18.67	0.19	(0.34)	(0.15)	(0.05)	(2.30)	(2.35)	—	16.17	(1.19)%		311	2.28	%(f)	1.11%		2.49	%(f)	48.77%
Year ended 05/31/07	16.04	0.21	3.48	3.69	—	(1.06)	(1.06)	—	18.67	23.67%		401	2.28	%(f)	0.58%		2.53	%(f)	45.91%
Year ended 05/31/06	13.87	0.11	2.62	2.73	(0.04)	(0.52)	(0.56)	—	16.04	20.09%		1,100	2.25%		0.74%		2.50%		56.48%
Year ended 05/31/05	12.28	0.05	1.55	1.60	(0.01)	—	(0.01)	—	13.87	12.92%		655	2.27%		0.32%		2.59%		44.61%
Year ended 05/31/04	9.76	0.01	2.55	2.56	(0.04)	—	(0.04)	—	12.28	26.39%		480	2.25%		0.45%		2.60%		91.00%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Net investment income per share is based on average shares outstanding for the period.

(f)	The effect of any custody credit on the ratio is less than 0.01% for the period ended 11/30/08, 0.04% for year ended 05/31/08 and 0.02% for year ended 05/31/07.

(g)	Amount rounds to less than $0.005.

(h)	Annualized.

(i)	Not Annualized.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

																	Ratio of
			Net												Ratio of		Expenses
			Realized	Change in								Net	Ratio of		Net		to
			and	Net Asset		Distributions		Total				Assets	Expenses		Investment		Average
	Net Asset	Net	Unrealized	Value	Dividends	from Net		Dividends	Net Asset			at	to Average		Income		Net
	Value,	Investment	Gain	Resulting	from Net	Realized	Return	and	Value,			End of	Net Assets		(Loss) to		Assets		Portfolio
	Beginning	Income	(Loss) on	from	Investment	Gain on	of	Distri-	End of	Total		Period	After		Average		Before		Turnover
	of Period	(Loss)	Investments	Operations	Income	Investments	Capital	butions	Period	Return(a)		(000's)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
Diversified Real Estate Fund Institutional Class Shares
Period ended 11/30/08 (e)*	$15.75	$0.18	$(9.12)	$(8.94)	$(0.10)	$—	$—	$(0.10)	$6.71	(57.09	)%(h)	$40,882	1.05	%(f)(g)	2.81	%(g)	1.15	%(f)(g)	5.86	%(h)
Year ended 05/31/08(e)	21.35	0.39	(3.33)	(2.94)	(0.36)	(2.30)	—	(2.66)	15.75	(13.17)%		120,270	1.05	%(f)	2.26%		1.07	%(f)	32.65%
Year ended 05/31/07(e)	17.85	0.18	4.85	5.03	(0.38)	(1.15)	—	(1.53)	21.35	28.51%		222,448	1.03	%(f)	0.89%		1.03	%(f)	11.57%
Year ended 05/31/06	16.16	0.06	2.93	2.99	(0.54)	(0.76)	—	(1.30)	17.85	19.07%		200,785	1.02%		0.47%		1.02%		25.42%
Year ended 05/31/05	13.52	0.33	3.36	3.69	(0.47)	(0.47)	(0.11)	(1.05)	16.16	27.84%		192,655	1.03%		2.22%		1.03%		18.49%
Year ended 05/31/04	11.42	0.40	2.34	2.74	(0.53)	(0.06)	(0.05)	(0.64)	13.52	24.32%		161,877	1.04%		3.08%		1.04%		24.99%
Class A Shares
Period ended 11/30/08 (e)*	15.64	0.14	(9.06)	(8.92)	(0.06)	—	—	(0.06)	6.66	(57.19	)%(h)	601	1.55	%(f)(g)	2.31	%(g)	1.65	%(f)(g)	5.86	%(h)
Year ended 05/31/08(e)	21.23	0.30	(3.31)	(3.01)	(0.28)	(2.30)	—	(2.58)	15.64	(13.54)%		1,612	1.55	%(f)	1.76%		1.57	%(f)	32.65%
Year ended 05/31/07(e)	17.75	0.09	4.82	4.91	(0.28)	(1.15)	—	(1.43)	21.23	27.88%		3,135	1.53	%(f)	0.43%		1.53	%(f)	11.57%
Year ended 05/31/06	16.07	(0.04)	2.93	2.89	(0.45)	(0.76)	—	(1.21)	17.75	18.50%		3,023	1.52%		(0.04)%		1.52%		25.42%
Year ended 05/31/05	13.46	0.30	3.29	3.59	(0.40)	(0.47)	(0.11)	(0.98)	16.07	27.14%		2,012	1.53%		1.42%		1.53%		18.49%
Year ended 05/31/04	11.39	0.34	2.34	2.68	(0.52)	(0.06)	(0.03)	(0.61)	13.46	23.82%		1,109	1.54%		1.71%		1.54%		24.99%
Class C Shares
Period ended 11/30/08 (e)*	15.57	0.12	(9.04)	(8.92)	(0.02)	—	—	(0.02)	6.63	(57.36	)%(h)	75	2.05	%(f)(g)	1.81	%(g)	2.15	%(f)(g)	5.86	%(h)
Year ended 05/31/08(e)	21.19	0.21	(3.31)	(3.10)	(0.22)	(2.30)	—	(2.52)	15.57	(14.04)%		412	2.05	%(f)	1.26%		2.07	%(f)	32.65%
Year ended 05/31/07(e)	17.71	(0.10)	4.90	4.80	(0.17)	(1.15)	—	(1.32)	21.19	27.26%		576	2.03	%(f)	(0.51)%		2.03	%(f)	11.57%
Year ended 05/31/06	16.03	(0.12)	2.92	2.80	(0.36)	(0.76)	—	(1.12)	17.71	17.93%		991	2.02%		(0.54)%		2.02%		25.42%
Year ended 05/31/05	13.40	0.18	3.34	3.52	(0.31)	(0.47)	(0.11)	(0.89)	16.03	26.62%		860	2.03%		0.91%		2.03%		18.49%
Year ended 05/31/04	11.37	0.29	2.30	2.59	(0.46)	(0.06)	(0.04)	(0.56)	13.40	23.04%		711	2.04%		1.82%		2.04%		24.99%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit on the ratio is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Net investment income (loss) per share is based on average shares outstanding for the period.

(f)	The effect of any custody credit on the ratio is less than 0.01%.

(g)	Annualized

(h)	Not Annualized
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in							Net	Ratio of		Ratio of Net		Ratio of
			and	Net Asset			Securities				Assets	Expenses		Investment		Expenses to
	Net Asset		Unrealized	Value	Dividends		Lending	Net Asset			at	to Average		Income		Average
	Value,	Net	Gain	Resulting	from Net		Shortfall	Value,			End of	Net Assets		to		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Total	Absorbed	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Dividends	by Affiliate	Period	Return(a)		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
Limited Maturity Bond Fund Institutional Class Shares
Period ended 11/30/08*	$10.28	$0.21	$(0.25)	$(0.04)	$(0.21)	$(0.21)	$0.01	$10.04	(0.24	)%(g)	$91,629	0.53	%(e)(f)	4.22	%(f)	0.66	%(e)(f)	28.54	%(g)
Year ended 05/31/08	10.12	0.46	0.16	0.62	(0.46)	(0.46)	—	10.28	6.18%		101,450	0.53	%(e)	4.44%		0.65	%(e)	65.23%
Year ended 05/31/07	10.04	0.42	0.08	0.50	(0.42)	(0.42)	—	10.12	5.08%		121,216	0.53	%(e)	4.17%		0.61	%(e)	83.84%
Year ended 05/31/06	10.27	0.36	(0.23)	0.13	(0.36)	(0.36)	—	10.04	1.27%		125,605	0.52%		3.51%		0.60%		39.89%
Year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	(0.32)	—	10.27	2.74%		165,102	0.52%		3.09%		0.58%		63.24%
Year ended 05/31/04	10.57	0.29	(0.26)	0.03	(0.29)	(0.29)	—	10.31	0.29%		171,672	0.50%		2.76%		0.59%		79.96%
Class A Shares
Period ended 11/30/08*	10.27	0.19	(0.25)	(0.06)	(0.19)	(0.19)	0.01	10.03	(0.49	)%(g)	2,572	1.03	%(e)(f)	3.72	%(f)	1.16	%(e)(f)	28.54	%(g)
Year ended 05/31/08	10.12	0.40	0.15	0.55	(0.40)	(0.40)	—	10.27	5.54%		3,076	1.03	%(e)	3.94%		1.15	%(e)	65.23%
Year ended 05/31/07	10.04	0.37	0.08	0.45	(0.37)	(0.37)	—	10.12	4.55%		3,588	1.03	%(e)	3.67%		1.11	%(e)	83.84%
Year ended 05/31/06	10.26	0.31	(0.22)	0.09	(0.31)	(0.31)	—	10.04	0.86%		3,800	1.02%		3.06%		1.10%		39.89%
Year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	(0.27)	—	10.26	2.13%		2,681	1.03%		2.59%		1.08%		63.24%
Year ended 05/31/04	10.56	0.24	(0.25)	(0.01)	(0.24)	(0.24)	—	10.31	(0.11)%		2,506	1.00%		2.27%		1.09%		79.96%
Class C Shares
Period ended 11/30/08*	10.27	0.16	(0.25)	(0.09)	(0.16)	(0.16)	0.01	10.03	(0.74	)%(g)	412	1.53	%(e)(f)	3.22	%(f)	1.66	%(e)(f)	28.54	%(g)
Year ended 05/31/08	10.11	0.35	0.16	0.51	(0.35)	(0.35)	—	10.27	5.13%		552	1.53	%(e)	3.44%		1.65	%(e)	65.23%
Year ended 05/31/07	10.03	0.32	0.08	0.40	(0.32)	(0.32)	—	10.11	4.03%		599	1.53	%(e)	3.16%		1.61	%(e)	83.84%
Year ended 05/31/06	10.26	0.26	(0.23)	0.03	(0.26)	(0.26)	—	10.03	0.26%		930	1.52%		2.52%		1.60%		39.89%
Year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	(0.22)	—	10.26	1.62%		1,103	1.53%		2.10%		1.58%		63.24%
Year ended 05/31/04	10.55	0.19	(0.24)	(0.05)	(0.19)	(0.19)	—	10.31	(0.52)%		1,035	1.50%		1.76%		1.59%		79.96%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	The effect of any custody credit on the ratio is less than 0.01%.

(f)	Annualized

(g)	Not Annualized
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in							Net	Ratio of		Ratio of Net		Ratio of
			and	Net Asset		Distributions					Assets	Expenses		Investment		Expenses to
	Net Asset		Unrealized	Value	Dividends	from Net	Total	Net Asset			at	to Average		Income		Average
	Value,	Net	Gain	Resulting	from Net	Realized	Dividends	Value,			End of	Net Assets		to		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Gain on	and	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Investments	Distributions	Period	Return(a)		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
Total Return Bond Fund Institutional Class Shares
Period ended 11/30/08*	$9.61	$0.23	$(0.29)	$(0.06)	$(0.24)	$—	$(0.24)	$9.31	(0.66	)%(g)	$109,147	0.53	%(e)(f)	4.90	%(f)	0.63	%(e)(f)	27.63	%(g)
Year ended 05/31/08	9.57	0.47	0.05	0.52	(0.48)	—	(0.48)	9.61	5.48%		132,698	0.53	%(e)	4.89%		0.63	%(e)	54.02%
Year ended 05/30/07	9.45	0.45	0.13	0.58	(0.46)	—	(0.46)	9.57	6.22%		147,511	0.53	%(e)	4.72%		0.59	%(e)	66.38%
Year ended 05/31/06	9.92	0.41	(0.44)	(0.03)	(0.43)	(0.01)	(0.44)	9.45	(0.29)%		147,966	0.53%		4.27%		0.60%		55.59%
Year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)	(0.48)	9.92	6.87%		136,288	0.52%		3.97%		0.59%		68.56%
Year ended 05/31/04	10.19	0.35	(0.33)	0.02	(0.42)	(0.05)	(0.47)	9.74	0.22%		135,360	0.50%		3.54%		0.61%		159.78%
Class A Shares
Period ended 11/30/08*	9.61	0.20	(0.29)	(0.09)	(0.21)	—	(0.21)	9.31	(0.91	)%(g)	569	1.03	%(e)(f)	4.40	%(f)	1.13	%(e)(f)	27.63	%(g)
Year ended 05/31/08	9.57	0.42	0.05	0.47	(0.43)	—	(0.43)	9.61	4.95%		713	1.03	%(e)	4.39%		1.13	%(e)	54.02%
Year ended 05/30/07	9.45	0.40	0.13	0.53	(0.41)	—	(0.41)	9.57	5.68%		886	1.03	%(e)	4.22%		1.09	%(e)	66.38%
Year ended 05/31/06	9.92	0.37	(0.45)	(0.08)	(0.38)	(0.01)	(0.39)	9.45	(0.79)%		1,091	1.03%		3.79%		1.10%		55.59%
Year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.06)	(0.43)	9.92	6.34%		768	1.02%		3.45%		1.09%		68.56%
Year ended 05/31/04	10.19	0.35	(0.38)	(0.03)	(0.37)	(0.05)	(0.42)	9.74	(0.28)%		871	1.00%		3.18%		1.11%		159.78%
Class C Shares
Period ended 11/30/08*	9.61	0.18	(0.29)	(0.11)	(0.19)	—	(0.19)	9.31	(1.16	)%(g)	149	1.53	%(e)(f)	3.90	%(f)	1.63	%(e)(f)	27.63	%(g)
Year ended 05/31/08	9.57	0.37	0.05	0.42	(0.38)	—	(0.38)	9.61	4.43%		165	1.53	%(e)	3.89%		1.63	%(e)	54.02%
Year ended 05/31/07	9.44	0.33	0.16	0.49	(0.36)	—	(0.36)	9.57	5.26%		201	1.53	%(e)	3.71%		1.60	%(e)	66.38%
Year ended 05/31/06	9.92	0.31	(0.45)	(0.14)	(0.33)	(0.01)	(0.34)	9.44	(1.38)%		549	1.53%		3.23%		1.60%		55.59%
Year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.06)	(0.38)	9.92	5.81%		595	1.53%		2.98%		1.59%		68.56%
Year ended 05/31/04	10.19	0.28	(0.36)	(0.08)	(0.32)	(0.05)	(0.37)	9.74	(0.79)%		332	1.50%		2.63%		1.61%		159.78%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole with out distinguishing between the classes of shares issued.

(e)	The effect of any custody credit on the ratio is less than 0.01%.

(f)	Annualized

(g)	Not Annualized
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in						Net	Ratio of		Ratio of Net		Ratio of
			and	Net Asset						Assets	Expenses		Investment		Expenses to
	Net Asset		Unrealized	Value	Dividends		Net Asset			at	to Average		Income		Average
	Value,	Net	Gain	Resulting	from Net		Value,			End of	Net Assets		to		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Total	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Dividends	Period	Return(a)		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
Maryland Tax-Exempt Bond Fund Institutional Class Shares
Period ended 11/30/08*	$10.82	$0.18	$(0.24)	$(0.06)	$(0.18)	$(0.18)	$10.58	(0.55	)%(g)	$57,711	0.53	%(e)(f)	3.36	%(f)	0.87	%(e)(f)	23.46	%(g)
Year ended 05/31/08	10.78	0.39	0.04	0.43	(0.39)	(0.39)	10.82	4.08%		52,261	0.53	%(e)	3.62%		0.96	%(e)	38.95%
Year ended 05/31/07	10.77	0.40	0.01	0.41	(0.40)	(0.40)	10.78	3.83%		48,742	0.53	%(e)	3.68%		0.85	%(e)	8.95%
Year ended 05/31/06	11.04	0.39	(0.27)	0.12	(0.39)	(0.39)	10.77	1.12%		51,328	0.53%		3.59%		0.82%		25.31%
Year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	(0.37)	11.04	3.46%		56,663	0.52%		3.31%		0.81%		21.94%
Year ended 05/31/04	11.32	0.35	(0.29)	0.06	(0.35)	(0.35)	11.03	0.57%		57,765	0.50%		3.16%		0.80%		22.74%
Class A Shares
Period ended 11/30/08*	10.82	0.15	(0.24)	(0.09)	(0.15)	(0.15)	10.58	(0.80	)%(g)	591	1.03	%(e)(f)	2.86	%(f)	1.37	%(e)(f)	23.46	%(g)
Year ended 05/31/08	10.78	0.34	0.04	0.38	(0.34)	(0.34)	10.82	3.56%		604	1.03	%(e)	3.12%		1.46	%(e)	38.95%
Year ended 05/31/07	10.77	0.34	0.01	0.35	(0.34)	(0.34)	10.78	3.32%		928	1.03	%(e)	3.18%		1.35	%(e)	8.95%
Year ended 05/31/06	11.04	0.34	(0.27)	0.07	(0.34)	(0.34)	10.77	0.62%		1,001	1.03%		3.11%		1.32%		25.31%
Year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	(0.31)	11.04	2.94%		852	1.02%		2.81%		1.31%		21.94%
Year ended 05/31/04	11.32	0.30	(0.29)	0.01	(0.30)	(0.30)	11.03	0.08%		1,258	1.00%		2.67%		1.30%		22.74%
Class C Shares
Period ended 11/30/08*	10.83	0.13	(0.29)	(0.16)	(0.12)	(0.12)	10.55	(1.45	)%(g)	12	1.52	%(e)(f)	2.37	%(f)	1.86	%(e)(f)	23.46	%(g)
Year ended 05/31/08	10.78	0.28	0.05	0.33	(0.28)	(0.28)	10.83	3.14%		118	1.53	%(e)	2.62%		1.96	%(e)	38.95%
Year ended 05/31/07	10.77	0.29	0.01	0.30	(0.29)	(0.29)	10.78	2.80%		114	1.53	%(e)	2.67%		1.85	%(e)	8.95%
Year ended 05/31/06	11.04	0.28	(0.27)	0.01	(0.28)	(0.28)	10.77	0.12%		153	1.52%		2.59%		1.82%		25.31%
Year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	(0.26)	11.04	2.43%		218	1.52%		2.31%		1.81%		21.94%
Year ended 05/31/04	11.32	0.24	(0.29)	(0.05)	(0.24)	(0.24)	11.03	(0.43)%		240	1.50%		2.19%		1.80%		22.74%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	The effect of any custody credit on the ratio is less than 0.01%.

(f)	Annualized

(g)	Not Annualized
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in						Net	Ratio of		Ratio of Net		Ratio of
			and	Net Asset						Assets	Expenses		Investment		Expenses to
	Net Asset		Unrealized	Value	Dividends		Net Asset			at	to Average		Income		Average
	Value,	Net	Gain	Resulting	from Net		Value,			End of	Net Assets		to		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Total	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Dividends	Period	Return(a)		(000’s)	Waiver		Net Assets		Waiver(b)		Rate(c)
Tax-Exempt Limited Maturity Bond Fund Institutional Class Shares
Period ended 11/30/08*	$10.07	$0.14	$0.01	$0.15	$(0.14)	$(0.14)	$10.08	1.52	%(f)	$66,392	0.53	%(d)(e)	2.82	%(e)	0.82	%(d)(e)	45.95	%(f)
Year ended 05/31/08	9.86	0.32	0.21	0.53	(0.32)	(0.32)	10.07	5.41%		61,947	0.53	%(d)	3.15%		0.90	%(d)	119.73%
Year ended 05/31/07	9.86	0.30	—	0.30	(0.30)	(0.30)	9.86	3.05%		59,047	0.53	%(d)	3.01%		0.79	%(d)	13.17%
Year ended 05/31/06	9.98	0.25	(0.12)	0.13	(0.25)	(0.25)	9.86	1.34%		83,198	0.52%		2.53%		0.76%		62.71%
Year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	(0.20)	9.98	1.34%		110,381	0.52%		2.03%		0.74%		20.26%
Year ended 05/31/04	10.25	0.21	(0.20)	0.01	(0.21)	(0.21)	10.05	0.08%		142,348	0.50%		2.05%		0.73%		23.36%
Class A Shares
Period ended 11/30/08*	10.07	0.12	0.02	0.14	(0.12)	(0.12)	10.09	1.37	%(f)	837	1.03	%(d)(e)	2.32	%(e)	1.32	%(d)(e)	45.95	%(f)
Year ended 05/31/08	9.87	0.27	0.20	0.47	(0.27)	(0.27)	10.07	4.77%		864	1.03	%(d)	2.65%		1.40	%(d)	119.73%
Year ended 05/31/07	9.86	0.25	0.01	0.26	(0.25)	(0.25)	9.87	2.64%		932	1.03	%(d)	2.52%		1.30	%(d)	13.17%
Year ended 05/31/06	9.98	0.20	(0.12)	0.08	(0.20)	(0.20)	9.86	0.84%		650	1.03%		2.05%		1.26%		62.71%
Year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	(0.15)	9.98	0.84%		411	1.02%		1.53%		1.24%		20.26%
Year ended 05/31/04	10.25	0.16	(0.20)	(0.04)	(0.16)	(0.16)	10.05	(0.42)%		496	1.00%		1.55%		1.23%		23.36%
Class C Shares
Period ended 11/30/08*	10.07	0.09	0.01	0.10	(0.09)	(0.09)	10.08	1.01	%(f)	32	1.52	%(d)(e)	1.83	%(e)	1.81	%(d)(e)	45.95	%(f)
Year ended 05/31/08	9.86	0.22	0.21	0.43	(0.22)	(0.22)	10.07	4.36%		111	1.53	%(d)	2.15%		1.90	%(d)	119.73%
Year ended 05/31/07	9.86	0.20	—	0.20	(0.20)	(0.20)	9.86	2.03%		107	1.53	%(d)	2.01%		1.79	%(d)	13.17%
Year ended 05/31/06	9.98	0.15	(0.12)	0.03	(0.15)	(0.15)	9.86	0.33%		105	1.53%		1.54%		1.76%		62.71%
Year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	(0.10)	9.98	0.33%		106	1.53%		1.03%		1.74%		20.26%
Year ended 05/31/04	10.25	0.11	(0.20)	(0.09)	(0.11)	(0.11)	10.05	(0.91)%		123	1.50%		1.06%		1.73%		23.36%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	The effect of any custody credit on the ratio is less than 0.01%.

(e)	Annualized

(f)	Not Annualized
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in							Net	Ratio of				Ratio of
			and	Net Asset		Distributions					Assets	Expenses		Ratio of Net		Expenses to
	Net Asset		Unrealized	Value	Dividends	from Net	Total	Net Asset			at	to Average		Investment		Average
	Value,	Net	Gain	Resulting	from Net	Realized	Dividends	Value,			End of	Net Assets		Income		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Gain on	and	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Investments	Distributions	Period	Return(a)		(000’s)	Waiver		Net Assets		Waiver(b)		Rate(c)
National Tax-Exempt Bond Fund Institutional Class Shares
Period ended 11/30/08*	$9.52	$0.15	$(0.13)	$0.02	$(0.15)	$—	$(0.15)	$9.39	0.22	%(g)	$80,306	0.53	%(d)(f)	3.18	%(f)	0.79	%(d)(f)	30.55	%(g)
Year ended 05/31/08	9.46	0.33	0.11	0.44	(0.33)	(0.05)	(0.38)	9.52	4.82%		81,891	0.53	%(d)	3.52%		0.84	%(d)	143.09%
Year ended 05/31/07	9.48	0.34	(0.01)	0.33	(0.34)	(0.01)	(0.35)	9.46	3.49%		81,317	0.53	%(d)	3.59%		0.77	%(d)	22.17%
Year ended 05/31/06	9.72	0.34	(0.24)	0.10	(0.34)	—	(0.34)	9.48	1.03%		97,896	0.53%		3.52%		0.75%		50.88%
Year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	—	(0.34)	9.72	3.62%		122,151	0.52%		3.45%		0.74%		16.69%
Year ended 05/31/04	10.03	0.33	(0.32)	0.01	(0.33)	—	(0.33)	9.71	0.13%		143,400	0.50%		3.37%		0.72%		20.38%
Class A Shares
Period ended 11/30/08*	9.54	0.13	(0.13)	—	(0.13)	—	(0.13)	9.41	(0.13	)%(g)	641	1.03	%(d)(f)	2.68	%(f)	1.29	%(d)(f)	30.55	%(g)
Year ended 05/31/08	9.48	0.29	0.11	0.40	(0.29)	(0.05)	(0.34)	9.54	4.29%		649	1.03	%(d)	3.02%		1.34	%(d)	143.09%
Year ended 05/31/07	9.50	0.30	(0.01)	0.29	(0.30)	(0.01)	(0.31)	9.48	2.97%		821	1.03	%(d)	3.09%		1.27	%(d)	22.17%
Year ended 05/31/06	9.74	0.29	(0.24)	0.05	(0.29)	—	(0.29)	9.50	0.53%		767	1.03%		3.04%		1.25%		50.88%
Year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	—	(0.29)	9.74	3.09%		276	1.02%		2.95%		1.24%		16.69%
Year ended 05/31/04	10.03	0.28	(0.30)	(0.02)	(0.28)	—	(0.28)	9.73	(0.16)%		281	1.00%		2.92%		1.22%		20.38%
Class C Shares
Period ended 11/30/08*	9.53	0.11	(0.34)	(0.23)	(0.09)	—	(0.09)	9.21	(2.45	)%(g)	6	1.52	%(d)(f)	2.19	%(f)	1.78	%(d)(f)	30.55	%(g)
Year ended 05/31/08	9.47	0.24	0.11	0.35	(0.24)	(0.05)	(0.29)	9.53	3.78%		108	1.53	%(d)	2.52%		1.84	%(d)	143.09%
Year ended 05/31/07	9.48	0.25	— (e)	0.25	(0.25)	(0.01)	(0.26)	9.47	2.57%		105	1.53	%(d)	2.59%		1.77	%(d)	22.17%
Year ended 05/31/06	9.72	0.24	(0.24)	—	(0.24)	—	(0.24)	9.48	0.03%		151	1.53%		2.52%		1.75%		50.88%
Year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	—	(0.24)	9.72	2.59%		177	1.53%		2.45%		1.74%		16.69%
Year ended 05/31/04	10.04	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	9.71	(0.96)%		172	1.50%		2.41%		1.72%		20.38%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	The effect of any custody credit on the ratio is less than 0.01%.

(e)	Amount rounds to less than $0.005 or $(0.005).

(f)	Annualized

(g)	Not Annualized
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Notes to Financial Statements
(Unaudited)
1. SIGNIFICANT ACCOUNTING POLICIES
PNC Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, (the “1940 Act”), as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company, as amended, authorize the Board of Directors to issue up to thirty billion shares, having a par value of $0.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in eleven investment portfolios: Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds”, individually, each a “Fund”).
Growth & Income Fund, Equity Income Fund and Equity Growth Fund each were merged into and with BlackRock Large Cap Core Fund, BlackRock Equity Dividend Fund and BlackRock Capital Appreciation Fund, respectively, on November 15, 2008.
Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
A)	Security Valuation: Investment securities held by the Money Market Funds are valued under an amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic -security exchange, including securities traded over-the-counter, are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at fair value in accordance with procedures established by the Board of Directors. The Board of Directors of the Company has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations no longer represent the fair value of the foreign securities held by International Equity Fund and may require fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining such fair value prices, International Equity Fund utilizes data furnished by an independent pricing service. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
1. SIGNIFICANT ACCOUNTING POLICIES — Continued
In September 2006, the Financial Accounting Standards Board issued Financial Accounting Standards No. 157, Fair Value Measurement (“FAS 157”) effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Funds as of June 1, 2008, the beginning of the Funds’ current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:
•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of November 30, 2008 is included with each Funds’ Schedule of Investments.

B)	Security Transactions and Investment Income: Security transactions are accounted for on the trade date of financial reporting dates. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes using the effective interest method. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general expenses of the Company are allocated among the Funds based on relative net assets or another reasonable basis. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of Money Market Funds and Bond Funds; are declared and paid quarterly to shareholders of Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of International Equity Fund; and are declared and paid annually to shareholders of Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Funds. Each Fund intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

D)	Repurchase Agreements: Each Fund, except Tax-Exempt Money Market Fund, Tax-Exempt Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, and National Tax-Exempt Bond Fund, may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value greater than or equal to 102% of the repurchase agreement.

E)	Foreign Securities: Investing in foreign securities is subject to certain risks such as currency exchange rate volatility, possible political, social, or economic instability, foreign taxation and/or differences in auditing and other financial standards. A Fund investing in foreign securities is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by a Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. As applicable, a Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
1. SIGNIFICANT ACCOUNTING POLICIES — Continued
F)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. A Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G)	Forward Foreign Currency Exchange Contracts: International Equity Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and/or to gain exposure to a country’s currency in a situation where the Fund’s equity holdings are underweight relative to the benchmark. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. See Note 3 for details of forward foreign currency exchange contracts outstanding as of November 30, 2008.

H)	Forward Interest Rate Swap Contracts: The Bond Funds may enter into forward interest rate swap contracts in order to hedge their exposure to changes in interest rates on their debt portfolio holdings. All commitments are marked-to-market daily at the applicable interest rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included as realized gain or loss in a Fund’s Statement of Operations. Such contracts, which protect the value of the Fund’s investment securities against an increase in interest rates, do not eliminate fluctuations in the underlying prices of the securities, but its characteristics are such that the contract’s price tends to move in the opposite direction of the underlying bonds in the portfolio. Also, although such contracts tend to minimize the risk of loss due to an increase in interest rates, at the same time they tend to limit any potential gain that might be realized should interest rates decrease. There were no outstanding forward interest rate swap contracts as of November 30, 2008.

I)	Interest Rate Swap Agreements: The Bond Funds may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in a Fund’s Statement of Operations. Net payments of interest are recorded as realized gain or loss. Entering into interest rate swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. There were no outstanding interest rate swap contracts as of November 30, 2008.

J)	Securities Lending: Pursuant to an agreement with Credit Suisse, each Fund except Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market valuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in a joint cash collateral account managed by Credit Suiss that typically invests in certain high quality, liquid securities. Although the collateral mitigates risk; securities lending presents risks of delay in receiving additional collateral or in recovering

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
1. SIGNIFICANT ACCOUNTING POLICIES — Continued
the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. Another risk is that return on invested cash collateral in the joint cash collateral account will result in losses for the Funds. The Company has the right under the securities lending agreement to recover the loaned securities from the borrower on demand.

The return on the cash collateral invested in the joint cash collateral account will result in gains or losses for the Funds and the NAV of a Fund will be affected by an increase or decrease in the value of the securities that the joint cash collateral account may be invested in. Each of the Funds participating in securities lending own a pro-rata portion of the securities in the joint cash collateral pool, the values of which are shown in each Fund’s Schedule of Portfolio Investments.

At November 30, 2008, the cash collateral received by the Equity and Bond Funds participating in the securities lending program was pooled and invested in the securities listed below. As of November 30, 2008, none of the Money Market Funds participated in the securities lending program.

Security	Security Par	Value
BBVA NY CD 2.785%, 12/04/08	$4,000,000	$4,000,013
Atlantic East Funding LLC, 2.82%, 03/25/09*	6,961,586	5,349,505
Barclays Capital Markets Repurchase Agreement (dated 11/28/08 to be repurchased at $12,045,201 collateralized by a $11,835,000 (Value $12,288,880) U.S. Government Agency Security, interest rate 3.625%, due 01/05/09) .20%, 07/01/11	12,045,000	12,045,000

Total	$23,006,586	$21,394,518

*	Atlantic East Funding LLC (“Atlantic East”), currently held in the joint cash collateral account for the Equity and Bond Funds participating in the securities lending program, was formed as a result of the restructuring on March 25, 2008 of KKR Atlantic Funding (the “Trust”), which was previously held in the joint cash collateral account for all the Funds participating in the securities lending program. Atlantic East was formed to accept collateral previously held by the Trust and to issue new notes to existing investors in the Trust. Atlantic East has an initial maturity of March 25, 2009 and each noteholder has the option to extend for an additional year or receive a pro-rata distribution of each residential mortgage-backed security that comprises the underlying collateral. Principal and interest payments are being collected on the underlying residential mortgage-backed securities that comprise the collateral and are being distributed monthly.
The Trust was collateralized with a portfolio of AAA-rated private label residential mortgage-backed securities. Investor concerns about subprime risk and conditions in the housing market led to a deterioration in the market value of the underlying collateral and, as a result, the Trust violated an over-collateralization trigger. On October 15, 2007, the Trust was restructured and its maturity was extended. KKR Financial and the Trust noteholders began negotiations in early February and entered into a series of standstill agreements to defer payment on the Trust maturities scheduled for February 15, 2008 and March 13, 2008. On March 25, 2008, certain noteholders, including the Company, and KKR Financial agreed to a settlement and restructuring which resulted in the formation of Atlantic East.
Prior to March 10, 2008, the cash collateral received for the Funds pursuant to the securities lending program was pooled and invested in one joint collateral account. In connection with the segregation of the joint collateral pool for the Funds into a separate Money Market Funds’ collateral pool and a separate Equity and Bond Funds’ collateral pool, the Trust was transferred from the Money Market Funds’ collateral pool at a fair value price of $0.93 per $1.00 par value resulting in a loss of $50,732 and $154,370 for Prime Money Market Fund and Government Money Market Fund, respectively.
On November 28, 2008, the investment in Atlantic East was fair valued in accordance with procedures approved by the Board of Directors, due to downgrades of the credit ratings assigned to the securities in the underlying portfolio of residential mortgage-backed securities as well as a deterioration in the market value of these securities. The fair valuation of Atlantic East resulted in the value of Atlantic East being less than the collateral owed back to the borrowers and would result in a realized loss to the participating Funds if there is a deficiency in the amount of total loan collateral available for return to a borrower on the date the collateral is returned. The difference between the value of the cash collateral in Atlantic East and what is owed back to the borrowers (the “shortfall”), net of a portion of the shortfall that will be paid by an affiliate of the Adviser if the shortfall is realized upon the disposition of Atlantic East, negatively impacted the NAV of the following Funds as of November 30, 2008 by the following amounts per share:

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

Fund	NAV Impact
Capital Opportunities Fund	$0.09
International Equity Fund	0.00	**
Limited Maturity Bond Fund	0.03

**	Amount rounds to less than $0.005 per share.
K)	In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L)	In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS”) No. 161. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds’ financial statement disclosures.
2. INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS
PNC Capital Advisors, Inc. (“PNC Capital” or the “Advisor”), a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as advisor, PNC Capital receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

	Advisory Fee on net	Advisory Fee on net
Fund	assets up to $1 billion	assets over $1 billion
Prime Money Market Fund	0.25%	0.20%
Government Money Market Fund	0.25%	0.20%
Tax-Exempt Money Market Fund	0.25%	0.20%
Capital Opportunities Fund	1.30%	1.20%
International Equity Fund	1.22%	0.90%
Diversified Real Estate Fund	0.80%	0.60%
Limited Maturity Bond Fund	0.35%	0.20%
Total Return Bond Fund	0.35%	0.20%
Maryland Tax-Exempt Bond Fund	0.50%	0.25%
Tax-Exempt Limited Maturity Bond Fund	0.50%	0.25%
National Tax-Exempt Bond Fund	0.50%	0.25%
PNC Capital pays sub-advisory fees for the following Funds to:

Sub-Advisor	Fund		Sub-Advisory Fee
Morgan Stanley Investment	International Equity Fund	0.80%	On average net assets of its managed
Management, Ltd.			portion up to $25 million
		0.60%	On the second $25 million
		0.50%	On the third $25 million
		0.40%	On average net assets in excess of $75 million

Artio Global Management LLC	International Equity Fund	0.80%	On average net assets of its managed
(formerly known as Julius Baer			portion up to $20 million
Investment Management, LLC)		0.60%	On the second $20 million
		0.50%	On the next $60 million
		0.40%	On average net assets in excess of $100 million

Delaware Management Company	Capital Opportunities Fund	0.70%	On average net assets up to $100 million
		0.60%	On the next $150 million
		0.50%	On the next $250 million
		0.45%	On average net assets in excess of $500 million

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
2. INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

Sub-Advisor	Fund		Sub-Advisory Fee
Boyd Watterson Asset	Limited Maturity Bond Fund	0.20%	On average net assets up to $140,403,000
Management, LLC*		0.30%	On average net assets greater than
			$140,403,000 and up to $1 billion
		0.17%	On average net assets in excess of $1 billion

	Total Return Bond Fund	0.20%	On average net assets up to $144,344,000
		0.30%	On average net assets greater than
			$144,344,000 and up to $1 billion
		0.17%	On average net assets greater than $1 billion

*	The fees shall be waived proportionally subject to any management fee waivers that PNC Capital has voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.
For its services as Administrator, PNC Capital receives an administration fee computed daily and payable monthly at an annual rate of 0.125% of the average daily net assets of each Fund. Effective February 11, 2008, PNC Capital pays sub-administration fees to PNC Global Investment Servicing (U.S.) Inc. (“PNC G.I.S.”), an indirect, wholly-owned subsidiary of The PNC
Financial Services Group, Inc. (“PNC”), based on the aggregate net assets of the Funds as follows:         .01% of the first $3 billion, .0075% of the next $2 billion, and .0050% of the aggregate net assets in excess of $5 billion plus out-of-pocket expenses. Prior to February 11, 2008, PNC Capital paid sub-administration fees to Citi Fund Services Ohio, Inc. (“Citi Ohio”).
Effective February 11, 2008, PNC G.I.S. receives a fee for its services as accounting and blue sky servicing agent, excluding out of pocket expenses, based on the aggregate net assets of the Funds as follows: .02% of the first $3 billion, .0175% of the next $2 billion, and .0150% of the aggregate net assets in excess of $5 billion. Prior to February 11, 2008, the Funds paid accounting and blue sky fees to Citi Ohio.
Effective February 11, 2008, PNC G.I.S. receives a fee for its services as transfer agent, based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. Prior to February 11, 2008, the Funds paid transfer agent fees to Citi Ohio.
For the six months ended November 30, 2008, PNC G.I.S. earned $1,911,849 in aggregate fees and expenses from the Funds for services rendered under various agreements described above.
PNC Capital, at its discretion, voluntarily waives a portion of its advisory fees for any Fund and, if necessary, reimburses any Fund’s expenses. The waivers and reimbursements may be terminated at any time at the option of PNC Capital. As set forth in each Fund’s prospectus, PNC Capital may seek reimbursement from a Fund for such waived or reimbursed amounts, subject to Board approval. For the six months ended November 30, 2008, PNC Capital did not seek reimbursement from any Fund for any waived or reimbursed amounts.
Shares in each Fund are sold on a continuous basis by the Company’s distributor, PNC Fund Distributor, LLC (the “Distributor”), an indirect wholly-owned subsidiary of The Foreside Financial Group, LLC. The Distributor receives no fee from the Company for these services.
For the six months ended November 30, 2008, the Distributor received $542 front-end sales charges from the sale of Class A Shares of the Equity and Bond Funds and received $16 in CDSC from redemptions of Class C Shares of the Equity and Bond Funds.
The Company has adopted separate Distribution and Services Plans with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued
customers of service organizations. For the six months ended November 30, 2008, PNC Fund Distributor, LLC waived a portion of distribution and service fees for Class C shares of Prime Money Market Fund, Government Money Market Fund, and Tax-Exempt Money Market Fund and did not seek reimbursement.
Each Board of Director member of the Company receives from the Company an annual fee of $28,000, a fee of $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, and is reimbursed for all out-of-pocket expenses incurred as a Director. The Chairman of the Board of Directors receives an additional annual fee of $10,000 for services in this capacity.
3. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A summary of forward foreign currency contracts in International Equity Fund which were outstanding at November 30, 2008, is as follows:

			Unrealized
			Appreciation/
Delivery Dates	Sell	Buy	(Depreciation)
12/02/2008	EUR 3,101,441	USD 4,520,909	$580,700
12/04/2008	KRW 368,251,953	USD 323,425	72,299
12/08/2008	EUR 12,147,480	USD 17,434,053	2,002,412
12/08/2008	USD 1,642,516	EUR 1,320,990	35,614
12/09/2008	CZK 58,447,550	USD 3,337,812	409,480
12/09/2008	EUR 1,974,812	USD 2,766,553	257,865
12/09/2008	USD 659,074	PLN 2,026,454	20,783
12/09/2008	PLN 14,249,496	USD 5,818,420	1,037,842
12/19/2008	USD 776,493	JPY 80,821,660	70,145
12/19/2008	JPY 77,336,331	USD 832,941	22,813
12/22/2008	CAD 1,423,958	USD 1,343,418	195,124
12/26/2008	USD 5,146,166	JPY 539,199,855	504,293
12/26/2008	JPY 463,361,605	USD 4,873,663	17,938
01/12/2009	GBP 4,650,000	USD 8,556,278	1,402,563
01/12/2009	SGD 1,501,619	USD 1,020,534	27,268
01/14/2009	CZK 7,902,835	USD 429,689	34,011
01/21/2009	CZK 1,059,474	USD 56,393	3,353
01/29/2009	USD 596,884	AUD 972,631	38,777
01/29/2009	AUD 972,631	USD 639,184	3,523
04/20/2009	CZK 1,227,037	USD 65,568	4,181
04/21/2009	EUR 5,568,561	USD 7,452,405	381,012
05/07/2009	PLN 1,884,453	USD 681,325	53,636
05/11/2009	PLN 2,630,772	USD 918,511	42,354
07/14/2009	CZK 788,479	USD 42,969	3,540
10/14/2009	CZK 791,487	USD 42,969	3,400
10/27/2009	CZK 6,978,922	USD 354,368	5,479

			$7,230,405

12/02/2008	USD 4,527,419	EUR 3,252,977	$(394,692)
12/04/2008	USD 329,385	KRW 368,251,953	(78,258)
12/08/2008	USD 16,712,103	EUR 12,147,058	(1,280,998)
12/09/2008	USD 2,935,639	CZK 55,136,756	(173,185)
12/09/2008	USD 4,041,662	PLN 11,411,467	(213,217)
12/22/2008	USD 1,380,380	CAD 1,423,958	(232,085)
12/31/2008	USD 1,344,206	GBP 877,247	—
01/12/2009	USD 2,953,237	AUD 3,564,686	(621,185)
01/12/2009	USD 2,942,244	EUR 2,009,697	(389,974)
01/12/2009	USD 1,020,534	GBP 600,000	(97,474)
01/12/2009	USD 2,660,797	SGD 3,777,250	(162,285)
04/21/2009	USD 1,333,652	EUR 1,036,369	(17,589)
05/12/2009	HUF 409,935,424	USD 1,907,473	(54,057)
05/21/2009	CZK 3,310,795	USD 164,512	(1,080)
05/21/2009	PLN 811,574	USD 263,755	(6,440)

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
3. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — Continued

			Unrealized
			Appreciation/
Delivery Dates	Sell	Buy	(Depreciation)
10/20/2009	USD 753,537	PLN 2,026,454	$(79,684)
10/20/2009	PLN 2,026,454	USD 646,294	(27,559)
10/27/2009	USD 163,647	CZK 3,024,202	(12,462)
10/27/2009	CZK 7,071,278	USD 352,805	(701)
11/19/2009	USD 1,221,847	PLN 3,302,758	(123,812)
11/19/2009	PLN 3,302,758	USD 1,052,134	(45,902)

			$(4,012,639)

Currency Legend
AUD	Australian Dollar
CAD	Canadian Dollar
CZK	Czech Republic Koruna
EUR	European Union Euro
GBP	Great Britain Pound Sterling
HUF	Hungary Forint
JPY	Japanese Yen
KRW	South Korean Won
PLN	Poland Zlotych
SGD	Singapore Dollar
USD	U.S. Dollar
4. PURCHASES & SALES OF SECURITIES
For the six months ended November 30, 2008, total aggregate purchases and proceeds from sales of investment securities (excluding in-kind redemptions and short-term securities) were as follows:

			U.S. Government	U.S. Government
	Purchases	Sales	Purchases	Sales
Capital Opportunities Fund	$23,265,821	$49,829,813	$—	$—
International Equity Fund	167,342,582	235,355,042	—	—
Diversified Real Estate Fund	5,190,663	24,475,782	—	—
Limited Maturity Bond Fund	15,957,357	9,298,722	11,478,160	18,162,334
Total Return Bond Fund	11,811,653	15,035,173	20,721,322	36,156,233
Maryland Tax-Exempt Bond Fund	20,153,480	12,947,350	—	—
Tax-Exempt Limited Maturity Bond Fund	34,095,177	29,691,134	—	—
National Tax-Exempt Bond Fund	24,659,794	25,654,372	—	—
5. FEDERAL INCOME TAX INFORMATION
Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders, which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for foreign currency transactions, paydowns, losses deferred with respect to wash sales, investments in passive foreign investment companies, gains associated with redemptions in kind, and deemed distributions due to shareholder redemptions. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.
As required, effective November 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds have analyzed

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
5. FEDERAL INCOME TAX INFORMATION — Continued
their tax positions taken on Federal income tax returns for all open tax years (tax years ended May 31, 2005 through 2008 except for Diversified Real Estate Fund, for which tax years ended December 31, 2004 through 2007 were reviewed) for purposes of implementing FIN 48 and have concluded that adoption of FIN 48 did not impact the Funds’ net assets or results of operations.
The tax character of dividends and distributions paid during the year ended May 31, 2008 were as follows:

	Tax-Exempt	Ordinary	Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Prime Money Market Fund	$—	$39,025,986	$—	$—	$39,025,986
Government Money Market Fund	—	23,726,790	—	—	23,726,790
Tax-Exempt Money Market Fund	7,492,007	—	—	—	7,492,007
Capital Opportunities Fund	—	1,877,116	26,232,463	—	28,109,579
International Equity Fund	—	21,895,354	77,926,940	—	99,822,294
Diversified Real Estate Fund*	—	5,280,827	23,121,420	—	28,402,247
Limited Maturity Bond Fund	—	4,984,737	—	—	4,984,737
Total Return Bond Fund	—	7,155,145	—	—	7,155,145
Maryland Tax-Exempt Bond Fund	1,828,649	—	—	—	1,828,649
Tax-Exempt Limited Maturity Bond Fund	1,861,932	—	—	—	1,861,932
National Tax-Exempt Bond Fund	2,872,366	—	446,362	—	3,318,728
The tax character of dividends and distributions paid during the year ended May 31, 2007 were as follows:

	Tax-Exempt	Ordinary	Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Prime Money Market Fund	$—	$44,946,078	$—	$—	$44,946,078
Government Money Market Fund	—	20,169,431	—	—	20,169,431
Tax-Exempt Money Market Fund	7,262,634	—	—	—	7,262,634
Capital Opportunities Fund	—	—	12,673,885	—	12,673,885
International Equity Fund	—	13,646,874	35,419,445	—	49,066,319
Diversified Real Estate Fund*	—	6,291,582	10,523,160	—	16,814,742
Limited Maturity Bond Fund	—	5,357,524	—	—	5,357,524
Total Return Bond Fund	—	7,185,395	—	—	7,185,395
Maryland Tax-Exempt Bond Fund	1,856,050	—	—	—	1,856,050
Tax-Exempt Limited Maturity Bond Fund	2,200,067	—	—	—	2,200,067
National Tax-Exempt Bond Fund	3,326,864	—	51,363	—	3,378,227

*	Information is for the tax year ended December 31, 2007 and 2006, respectively.
Diversified Real Estate Fund has a tax year end of December 31. Therefore, the tax character of dividends and distributions paid for January 1, 2008 through May 31, 2008 will be determined at the end of its tax year.

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
5. FEDERAL INCOME TAX INFORMATION — Continued
The tax-basis components of distributable earnings at May 31, 2008 were as follows:

		Undistributed
	Over-	(Over-
	distributed	distributed)	Undistributed		Unrealized	Capital	Post
	Tax-Exempt	Ordinary	Long-term	Temporary	Appreciation	Loss	October	Paid- in	Net
Fund	Income	Income	Capital Gains	Differences	(Depreciation)*	Carryforwards	Loss**	Capital	Assets
Prime Money Market Fund	$—	$3,573	$—	$—	$—	$(1)	$(33,296)	$847,342,235	$847,312,511
Government Money Market Fund	—	816	—	—	—	—	(66,861)	472,835,889	472,769,844
Tax-Exempt Money Market Fund	—	—	—	—	—	(62,963)	(19,846)	248,125,710	248,042,901
Capital Opportunities Fund	—	—	3,237,903	—	18,032,919	—	—	91,156,728	112,427,550
International Equity Fund	—	9,793,964	34,747,682	159,920	125,590,918	—	(2,210,598)	375,139,760	543,221,646
Diversified Real Estate Fund	—	1,349,372	9,809,665	—	51,634,554	—	—	59,500,494	122,294,085
Limited Maturity Bond Fund	—	(329)	—	—	381,710	(2,428,483)	—	107,125,185	105,078,083
Total Return Bond Fund	—	(165,586)	—	—	(429,835)	(1,618,518)	—	135,790,139	133,576,200
Maryland Tax-Exempt Bond Fund	(26)	—	—	—	620,162	(539,914)	—	52,902,475	52,982,697
Tax Exempt Limited Maturity Bond Fund	—	—	—	—	825,046	(1,631,764)	—	63,729,059	62,922,341
National Tax-Exempt Bond Fund	—	83,756	164,565	—	1,067,738	—	—	81,331,637	82,647,696

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and adjustments due to investments in passive foreign investment companies.

**	Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
5. FEDERAL INCOME TAX INFORMATION — Continued
As of the latest tax year ended May 31, 2008, the Funds had capital loss carryforwards’ available to offset future realized capital gains through the indicated expiration dates:

Expiration date 5/31	2011	2012	2013	2014	2015	2016	Total
Prime Money Market Fund	$—	$—	$—	$—	$—	$(1)	$(1)
Tax-Exempt Money Market Fund	—	(62,963)	—	—	—	—	(62,963)
Limited Maturity Bond Fund	(370,874)	—	(66,571)	(804,062)	(1,186,976)	—	(2,428,483)
Total Return Bond Fund	—	—	—	—	(1,360,127)	(258,391)	(1,618,518)
Maryland Tax-Exempt Bond Fund	—	(378,494)	—	(161,420)	—	—	(539,914)
Tax-Exempt Limited Maturity Bond Fund	—	(205,382)	—	(842,395)	(583,987)	—	(1,631,764)
The capital loss carryovers are available to offset possible future capital gains, if any, of the respective funds.
During the year ended May 31, 2008, the following funds utilized capital loss carryforwards to offset capital gains realized.

Government Money Market Fund	$528
Limited Maturity Bond Fund	359,906
Maryland Tax-Exempt Bond Fund	92,381
Tax-Exempt Limited Maturity Bond Fund	76,296
6. LINE OF CREDIT
The Company has established a line of credit with the Funds’ custodian, Fifth Third Bank (“Fifth Third”). The line of credit, which is in an uncommitted aggregate amount of $40 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum. During the six months ended November 30, 2008, the following Funds borrowed amounts and paid interest as noted in the table below, which is reflected as a interest expense on the Statements of Operations.

	Average Amount	Interest	Average
	of Borrowings*	Paid	Interest Rate
Prime Money Market Fund	$17,547,315	$1,531	2.50%
Government Money Market Fund	2,593,353	540	2.50%
Capital Opportunities Fund	1,063,493	1,151	1.95%
International Equity Fund	745,963	2,162	1.89%
Diversified Real Estate Fund	772,425	7,200	2.04%
Limited Maturity Bond Fund	339,400	47	2.47%
Total Return Bond Fund	815,799	112	2.47%
Maryland Tax-Exempt Bond Fund	1,395,007	95	2.46%

*	Calculated using only days that an amount was outstanding.
At November 30, 2008, the following fund had outstanding borrowings against the line of credit:

Amount Outstanding
Capital Opportunities Fund	$1,421,158
7. CUSTODY CREDIT
Fifth Third has agreed with the Company to offset the monthly aggregate invoices for domestic and international equity -custody services by $25,000 per month. This credit is conditioned on the Company continuing to utilize Fifth Third for all aspects of custodial duties as outlined in the custody agreement.

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
8. RESTRICTED SECURITIES
A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Advisor based on procedures established by the Board of Directors. Therefore, not all restricted securities are considered illiquid.
At November 30, 2008, International Equity Fund held restricted securities that were illiquid, representing 0.04% of net assets as follows:

	Acquisition	Acquisition			% of Net
	Date	Cost ($)	Shares	Value ($)	Assets
International Equity Fund
Silvinit	05/10/2007-11/07/2007	440,577	502	75,300	0.03%
Unified Energy System of Russia, GDR	11/21/2007	139,236	13	15,359	0.01%
	11/21/2007	5,091	13	1,689	0.00%
	11/21/2007	—	13	—	0.00%
9. AFFILIATED ISSUERS
Investments in companies considered to be affiliates of the Funds (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940, as amended) are as follows:

		# Shares			# Shares
		Held at			Held at	Value
		Start	Gross	Gross	End	at End	Investment
Fund	Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income
Diversified Real Estate	PNC Government Money Market Fund	—	2,132,259	(2,050,709)	81,550	$81,550	$77
Limited Maturity Bond Fund	PNC Government Money Market Fund	1,919,963	26,913,765	(26,940,068)	1,893,660	1,893,660	12,634
Total Return Bond Fund	PNC Government Money Market Fund	1,718,153	33,531,232	(33,569,956)	1,679,429	1,679,429	11,027

	Total Affiliated Issuers				3,654,639	$3,654,639	$23,738

10. REDEMPTION-IN-KIND TRANSACTIONS
During the year ended May 31, 2008, the Funds delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption-in-kind). Cash and securities were transferred for redemptions at a fair value. For financial reporting purposes the Funds recorded net realized gains in connection with the transactions.

			Realized Gain on
Fund Name	Amount Redeemed	Shares Redeemed	securities transferred
Capital Opportunities Fund	$10,719,466	967,461	$2,575,974
International Equity Fund	19,635,071	1,034,514	11,885,181
However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies as discussed in Note 5 to Notes to Financial Statements.

PNC Funds, Inc.
Notes to Financial Statements — Concluded
(Unaudited)
11. CONCENTRATIONS/RISKS
Diversified Real Estate Fund invests primarily in the securities of companies principally engaged in the real estate business, which are subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.
The net asset value per share of Capital Opportunities Fund could fluctuate in price more than most Funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.
Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Certain investments owned by the Funds (primarily Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or (for Tax-Exempt Money Market Fund) may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.
12. TREASURY GUARANTEE PROGRAM
On October 1, 2008, the Board of Directors of PNC Funds. Inc. approved the participation of each of the Money Market Funds (the “Participating Funds”) in the U.S. Department of the Treasury’s Temporary Guarantee Program (“Program”) for money market funds. The Program is designed to protect the net asset value of certain shares of a shareholder of record in the Participating Funds at the close of business on September 19, 2008. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Payment is triggered if a Participating Fund’s net asset value falls below $0.995 and the Fund liquidates. Eligible shareholders will receive a payment from the Program in the amount of the shortfall between the Fund’s net asset value and $1.00 per share for each covered share. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion. The U.S. Department of Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.
Each Participating Fund will bear the expense of its participation in the Program without regard to any expense caps currently in place. The fee for participation in the Program for the first three months is 0.01% of the net asset value of each of the Participating Funds as of September 19, 2008.
On November 24, 2008, the U.S. Department of the Treasury announced an extension of the Program until April 30, 2009 (the “Extension Period”). On December 1, 2008, the Board of Directors approved the extended participation of each of the Participating Funds in the Program though the Extension Period. Each Participating Fund will bear the expense of its participation in the Program without regard to any expense caps currently in place. The fee for participation in the program for the Extension Period is 0.015% of the net asset value of each of the Participating Funds as of September 19, 2008.

PNC Funds, Inc.
Approval of the Sub-Advisory Agreement for Capital Opportunities Fund
(Unaudited)
PNC Capital is the investment adviser to the Company. The Advisory Agreement authorizes PNC Capital to employ sub-advisers to assist in the performance of any or all of the advisory services to the Company’s funds under PNC Capital’s supervision, provided that any fees or compensation payable to a sub-adviser shall be paid by PNC Capital. PNC Capital has delegated the day-to-day investment management of the Capital Opportunities Fund to Delaware Management Company (“Delaware”) pursuant to a separate agreement between PNC Capital and Delaware (the “Sub-Advisory Agreement”).
At the August 15, 2008 regular Board meeting, the Directors, including a majority of the independent Directors who are not “interested persons” under the Investment Company Act of 1940 (“1940 Act”) (the “Independent Directors”), unanimously approved the continuation of the Sub-Advisory Agreement between PNC Capital and Delaware for an additional one-year period. In reaching their decision the Directors, with the assistance of independent counsel, considered their legal responsibilities and evaluated the sub-advisory agreement in light of the related information provided by Delaware in advance of the meeting. The Directors reviewed these materials with representatives of PNC Capital, Delaware, counsel to the Fund and independent counsel to the Directors. The Directors also discussed the proposed continuance in an executive session with counsels, at which no representatives of Delaware or PNC Capital were present. The Directors considered whether such approval would be in the best interests of the Capital Opportunities Fund and its shareholders, focusing primarily on the nature and quality of the services provided by Delaware and the overall fairness of the sub-advisory agreement. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.
In approving the continuation of the sub-advisory agreement, the Directors considered the nature, extent and quality of the sub-advisory services being rendered by Delaware. The Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Delaware dedicated to performing services for the Capital Opportunities Fund. The Directors also considered Delaware’s policies and practices regarding investment selection, brokerage trading issues including brokerage selection, best execution, use of electronic communication networks, research, soft dollars, directed brokerage and allocation of portfolio transactions for the Capital Opportunities Fund. The Directors noted that Delaware may benefit from soft dollar arrangements, which they review at each regular meeting, whereby it receives brokerage and research services from brokers that execute purchases and sales of the fund’s securities. The Directors also considered Delaware’s compliance program. Based on these considerations, the Directors concluded that Delaware had the capabilities, resources and personnel necessary to manage the Capital Opportunities Fund.
In assessing the investment performance of the Capital Opportunities Fund, the Directors considered the performance of the fund in comparison to specified benchmark indices and the performance of Delaware’s other accounts with a similar investment style. In addition to the performance information received by the Directors at each regularly scheduled Board meeting, the Directors routinely receive detailed information from Delaware, which discusses the portfolio’s investment performance and holdings as well as Delaware’s investment outlook and strategy. The Directors reviewed the annualized performance of the institutional share class of the Capital Opportunities Fund. The comparative information showed that the fund underperformed the average performance of the Morningstar category of small cap blend funds and the Russell 2000 Index for the year-to-date, one-, three- and five-year periods ended June 30, 2008. The Directors considered the positive performance of the value portfolio and the impact of the growth portfolio’s underperformance on the fund’s overall performance. They considered the changes that Delaware had made to the growth portfolio’s investment process. They also considered the fund’s blended strategy and the continued benefits of having both the value and growth portfolios of the fund. The Directors concluded that, although the fund’s overall investment performance was lower than the peer group average and benchmark index performance, the Directors retained confidence in Delaware’s overall capabilities to manage the fund.
The Directors also considered the overall fairness of the Sub-Advisory Agreement with Delaware, the fee structure and information related to the profitability of Delaware from its association with the Capital Opportunities Fund. The Directors reviewed the breakpoints in the sub-advisory fee schedules that reduce the respective fee rate on assets above a specified level for the fund. The Directors recognized that breakpoints may be an appropriate way for Delaware to share its economies of scale. The Directors noted that economies of scale may be realized by Delaware across similar products and services and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. While the breakpoints benefit PNC Capital, the Directors considered this in the context of PNC Capital’s voluntarily waiver of a portion of its advisory fee. The Directors recognized that breakpoints may be an appropriate way for a sub-adviser to share its economies of scale with PNC Capital and indirectly with the fund and noted that the assets of the fund had not yet grown to the point where breakpoints would be realized. In addition, the Directors reviewed the advisory fees in relation to fees charged other comparable funds and accounts managed by Delaware. The Directors concluded that based on the services that Delaware provides to the fund under the Sub-Advisory Agreement and the information received from Delaware relating to expenses incurred by it in the performance of such services, the compensation to be paid to Delaware was fair and reasonable.
Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the Sub-Advisory Agreement were reasonable and fair and that approval of the continuation of the Sub-Advisory Agreement with Delaware was in the best interests of the Capital Opportunities Fund and its shareholders.

PNC Funds, Inc.
Shareholder Expense Example
(Unaudited)
As a shareholder of PNC Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in PNC Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 through November 30, 2008.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this year.

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	6/1/08	11/30/08	6/1/08 – 11/30/08	6/1/08 – 11/30/08
Prime Money Market
Class I	$1,000.00	$1,011.21	$2.12	0.42%
Class A	$1,000.00	$1,008.67	$4.63	0.92%
Class C	$1,000.00	$1,008.67	$4.63	0.92%
Government Money Market
Class I	$1,000.00	$1,009.31	$2.07	0.41%
Class A	$1,000.00	$1,006.69	$4.58	0.91%
Class C	$1,000.00	$1,008.35	$3.22	0.64%
Tax-Exempt Money Market
Class I	$1,000.00	$1,008.06	$2.06	0.41%
Class A	$1,000.00	$1,005.54	$4.52	0.90%
Class C	$1,000.00	$1,004.86	$5.23	1.04%
Capital Opportunities
Class I	$1,000.00	$590.18	$5.10	1.28%
Class A	$1,000.00	$588.95	$7.09	1.78%
Class C	$1,000.00	$586.68	$9.07	2.28%
International Equity
Class I	$1,000.00	$584.96	$5.09	1.28%
Class A	$1,000.00	$583.73	$7.07	1.78%
Class C	$1,000.00	$582.06	$9.04	2.28%
Diversified Real Estate
Class I	$1,000.00	$429.15	$3.76	1.05%
Class A	$1,000.00	$427.79	$5.55	1.55%
Class C	$1,000.00	$426.37	$7.33	2.05%
Limited Maturity
Class I	$1,000.00	$997.63	$2.65	0.53%
Class A	$1,000.00	$995.15	$5.15	1.03%
Class C	$1,000.00	$992.65	$7.64	1.53%
Total Return Bond
Class I	$1,000.00	$993.38	$2.65	0.53%
Class A	$1,000.00	$990.92	$5.14	1.03%
Class C	$1,000.00	$988.44	$7.63	1.53%

PNC Funds, Inc.
Shareholder Expense Example — Continued
(Unaudited)

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	6/1/08	11/30/08	6/1/08 – 11/30/08	6/1/08 – 11/30/08
Maryland Tax Exempt Bond
Class I	$1,000.00	$994.49	$2.65	0.53%
Class A	$1,000.00	$992.00	$5.14	1.03%
Class C	$1,000.00	$985.54	$7.57	1.52%
Tax Exempt Limited Maturity Bond
Class I	$1,000.00	$1,015.23	$2.68	0.53%
Class A	$1,000.00	$1,013.69	$5.20	1.03%
Class C	$1,000.00	$1,010.13	$7.66	1.52%
National Tax Exempt Bond
Class I	$1,000.00	$1,022.22	$2.69	0.53%
Class A	$1,000.00	$999.72	$5.16	1.03%
Class C	$1,000.00	$975.55	$7.53	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each PNC Funds, Inc.’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	6/1/08	11/30/08	6/1/08 – 11/30/08	6/1/08 – 11/30/08
Prime Money Market
Class I	$1,000.00	$1,022.96	$2.13	0.42%
Class A	$1,000.00	$1,020.46	$4.66	0.92%
Class C	$1,000.00	$1,020.46	$4.66	0.92%
Government Money Market
Class I	$1,000.00	$1,023.01	$2.08	0.41%
Class A	$1,000.00	$1,020.51	$4.61	0.91%
Class C	$1,000.00	$1,021.86	$3.24	0.64%
Tax-Exempt Money Market
Class I	$1,000.00	$1,023.01	$2.08	0.41%
Class A	$1,000.00	$1,020.56	$4.56	0.90%
Class C	$1,000.00	$1,019.85	$5.27	1.04%
Capital Opportunities
Class I	$1,000.00	$1,018.65	$6.48	1.28%
Class A	$1,000.00	$1,016.14	$9.00	1.78%
Class C	$1,000.00	$1,013.64	$11.51	2.28%
International Equity
Class I	$1,000.00	$1,018.65	$6.48	1.28%
Class A	$1,000.00	$1,016.14	$9.00	1.78%
Class C	$1,000.00	$1,013.64	$11.51	2.28%

PNC Funds, Inc.
Shareholder Expense Example — Concluded
(Unaudited)

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	6/1/08	11/30/08	6/1/08 – 11/30/08	6/1/08 – 11/30/08
Diversified Real Estate
Class I	$1,000.00	$1,019.80	$5.32	1.05%
Class A	$1,000.00	$1,017.30	$7.84	1.55%
Class C	$1,000.00	$1,014.79	$10.35	2.05%
Limited Maturity
Class I	$1,000.00	$1,022.41	$2.69	0.53%
Class A	$1,000.00	$1,019.90	$5.22	1.03%
Class C	$1,000.00	$1,017.40	$7.74	1.53%
Total Return Bond
Class I	$1,000.00	$1,022.41	$2.69	0.53%
Class A	$1,000.00	$1,019.90	$5.22	1.03%
Class C	$1,000.00	$1,017.40	$7.74	1.53%
Maryland Tax Exempt Bond
Class I	$1,000.00	$1,022.41	$2.69	0.53%
Class A	$1,000.00	$1,019.90	$5.22	1.03%
Class C	$1,000.00	$1,017.45	$7.69	1.52%
Tax Exempt Limited Maturity Bond
Class I	$1,000.00	$1,022.41	$2.69	0.53%
Class A	$1,000.00	$1,019.90	$2.68	1.03%
Class C	$1,000.00	$1,017.45	$7.69	1.52%
National Tax Exempt Bond
Class I	$1,000.00	$1,022.41	$2.69	0.53%
Class A	$1,000.00	$1,019.90	$5.22	1.03%
Class C	$1,000.00	$1,017.45	$7.69	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

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For more information
Proxy Voting Policies and Procedures
Federal law requires the Company, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-551-2145, (ii) on the Fund’s website at www.pncfunds.com, or (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Information regarding how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 800-551-2145, and on the SEC’s website at http://www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.
Investment Advisor and Administrator:

PNC Capital Advisors,
Inc. Baltimore, Maryland
Custodian:

The Fifth Third Bank
Cincinnati, Ohio
Transfer Agent:

PNC Global Investment Servicing (U.S.) Inc.
Pawtucket, RI
Distributor:

PNC Fund Distributor, LLC
Boston, Massachusetts
This report is submitted for the general information of the shareholders of the PNC Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the funds which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.
Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by PNC Capital Advisors, Inc. or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

Item 2. Code of Ethics.
Not applicable — only for annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable — only for annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable — only for annual reports.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, PNC Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.
Item 11. Controls and Procedures.
(a)	The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not applicable — Only for annual reports.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	PNC Funds, Inc.

By (Signature and Title)*	/s/ Kevin A. McCreadie

Kevin A. McCreadie,
President and Principal Executive Officer
(principal executive officer)
Date January 27, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie

Kevin A. McCreadie,
President and Principal Executive Officer
(principal executive officer)
Date January 27, 2009

By (Signature and Title)*	/s/ Jennifer E. Spratley

Jennifer E. Spratley,
Treasurer and Principal Financial Officer
(principal financial officer)
Date January 27, 2009

*	Print the name and title of each signing officer under his or her signature.